                            SCHEDULE 14A INFORMATION

 Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

                                [Amendment No. 1]

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

  [  ]  Preliminary Proxy Statement

  [  ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

  [X ]  Definitive Proxy Statement

  [  ]  Definitive Additional Materials

  [  ]  Soliciting Material under Rule 14a-12

                              Medix Resources, Inc.
                (Name of Registrant as Specified in Its Charter)
^

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          2)   Aggregate number of securities to which transaction applies:

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               pursuant to Exchange Act Rule 0-1. (Set forth the amount on which the filing fee is calculated and state how it was determined):

          4)   Proposed maximum aggregate value of transaction:

          5)   Total fee paid:

   [X]  Fee paid previously with preliminary materials. The transaction giving
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   [  ]  Check box if any part of the fee is offset  as provided  by Exchange Act
Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)   Amount Previously Paid:

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      3)   Filing Party:

      4)   Date Filed:

                              MEDIX RESOURCES, INC.
                        420 Lexington Avenue, Suite 1830
                            New York, New York 10170
                                 (212) 697-2509

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                           TO BE HELD ON MAY 21, 2003

     NOTICE IS HEREBY  GIVEN  that a special  meeting of  shareholders  of Medix
Resources,  Inc., a Colorado corporation,  will be held at 420 Lexington Avenue,
Suite 1830 New York, New York 10170,  on Wednesday,  May 21, 2003 at 10:00 a.m.,
local time, for the following purposes:

^

     1.   To  vote  on  a  proposal  to  amend  Medix  Resources'   articles  of
          incorporation,  increasing  the number of authorized  shares of common stock from 125,000,000 to 400,000,000.

     2.   To vote on a proposal to reincorporate Medix Resources in Delaware.

     3.   To vote on a proposal to approve Medix Resources' 2003 Stock Incentive
          Plan.

     4.   To  transact  such other  business  as may  properly  come  before the special meeting or any adjournments(s) thereof.

     Medix  Resources'  board of  directors  has fixed the close of  business on
March 24, 2003, as the record date for determining the shareholders  entitled to receive  notice of,  and to vote at, the  special  meeting.  A complete  list of shareholders  entitled to vote at the special  meeting will be  available,  upon written demand,  for inspection  during normal business hours by any shareholder of Medix Resources prior to the special meeting,  for a proper purpose, at Medix
Resources'  offices located at the address set forth above. Only shareholders of record on the record date are entitled to notice of, and to vote at, the special meeting and any and all adjournments or postponements thereof.

     ALL  SHAREHOLDERS  ARE CORDIALLY  INVITED TO ATTEND THE SPECIAL  MEETING IN
PERSON.  HOWEVER, TO ENSURE YOUR REPRESENTATION AT THE SPECIAL MEETING,  YOU ARE
URGED TO MARK,  SIGN,  DATE AND RETURN THE  ENCLOSED  PROXY CARD AS  PROMPTLY AS
POSSIBLE  IN  THE  POSTAGE-PREPAID  ENVELOPE  ENCLOSED  FOR  THAT  PURPOSE.  ANY
SHAREHOLDER  ATTENDING  THE  SPECIAL  MEETING  MAY VOTE IN  PERSON  EVEN IF SUCH
SHAREHOLDER HAS PREVIOUSLY RETURNED A PROXY CARD.

                                      By Order of the Board of Directors

                                      Mark W. Lerner
                                      Secretary

New York, New York

April 4, 2003

A WARNING ABOUT FORWARD-LOOKING STATEMENTS

THE SPECIAL MEETING
      General
      Record Date and Quorum
      Revocability of Proxies
      Voting and Solicitation
      Matters to be Brought Before the special meeting
      Principal Shareholders

AMENDMENT OF OUR ARTICLES OF  INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 125,000,000 SHARES TO 400,000,000 SHARES

REINCORPORATION IN THE STATE OF DELAWARE
      General
      Principal Reasons for Changing Our State of Incorporation
      Comparison of the Rights of Holders of Medix-COL Common Stock
        And Medix-DEL Common Stock
            Removal of Directors
            Classified Board of Directors
            Indemnification and Limitations of Liability of Directors, Officers And Other Agents
            Inspection of Shareholder List
            Consideration for Issuance of Shares
            Dividends and Repurchase of Shares
            Amendments to the Charter
            Shareholder Voting on Mergers and Certain Other Transactions
            Shareholder Approval of Certain Business Combinations Under Delaware Law
            Interested Director Transactions
            Loans to Directors and Officers
            Shareholder Derivative Suits
            Appraisal/Dissenters' Rights
            Dissolution
            Vote Required

THE 2003 STOCK INCENTIVE PLAN
      Administration
      Structure
      Eligibility
      Types of Options
      Other Awards
      Exercise Period
      Exercise Price
      Payment
      Transferability
      Termination of Employment
      Amendment and Termination
      Shares Subject to the Plan
      Adjustments
      Change in Control
      Additional Limitation
      Federal Income Tax Consequences
      Other Medix Resources Option Plan
      Vote Required

EXPERTS

OTHER MATTERS

WHERE YOU CAN FIND MORE INFORMATION

INDEX TO FINANCIAL STATEMENTS

ANNEXES

     A.   Reincorporation Merger Agreement Between Medix Resources, Inc. and its
          Subsidiary

     B.   Certificate of Incorporation (Delaware subsidiary)

     C.   By-Laws (Delaware subsidiary)

     D.   2003 Stock Incentive Plan

                              MEDIX RESOURCES, INC.

                        420 Lexington Avenue, Suite 1830
                            New York, New York 10170
                                 (212) 697-2509
                            ------------------------

                                 PROXY STATEMENT

                            ------------------------

                         SPECIAL MEETING OF SHAREHOLDERS

                           TO BE HELD ON MAY 21, 2003

             AT 420 LEXINGTON AVENUE, SUITE 1830, NEW YORK, NEW YORK

                            ------------------------

                    A WARNING ABOUT FORWARD-LOOKING STATEMENTS

     We have made  forward-looking  statements  in this  document  regarding our plans. These forward-looking  statements are subject to risks and uncertainties, and there can be no  assurance  that such  statements  will prove to be correct.
When we use words such as  "believes,"  "expects,"  "anticipates,"  "estimates",
"plans", "intends", "objectives", "goals", "aims" or "projects" or similar words or expressions, we are making forward-looking statements.

     Actual results or performance  could differ materially from those expressed in our forward-looking statements. We have described the risks and uncertainties that affect our  business  in our Annual  report on Form 10-K for the year ended
December 31, 2002.

     Medix  shareholders  are  cautioned  not to  place  undue  reliance  on our forward-looking  statements,  which  speak  only as of the  date  of this  proxy
statement.   We  do  not  undertake  any  obligation  to  update   publicly  any
forward-looking  statements to reflect events,  circumstances or new information after  the  date of  this  proxy  statement  or to  reflect  the  occurrence  of unanticipated events.

     We have not  authorized  anyone to give you any  information or to make any representation  about our proposed  amendment to our articles of  incorporation, our  proposed  reincorporation  in the  State  of  Delaware  or the  2003  Stock
Incentive  Plan that differs from or adds to the  information  contained in this proxy  statement.  Therefore,  if anyone gives you any  different or  additional information, you should not rely on it.

     This Proxy  Statement and the enclosed Proxy Card are first being mailed to shareholders beginning on or about April 14, 2003.

     The  information  contained in this proxy  statement  speaks only as of the date of our  notice of  special  meeting  unless  the  information  specifically indicates  that another date applies.  This proxy  statement  serves solely as a proxy  statement  in  connection  with  the  solicitation  of  proxies  by Medix
Resources for use at our upcoming  special  meeting.  This proxy statement gives you  detailed  information  about our  proposed  amendment  to our  articles  of incorporation  to  increase  the  number of shares of common  stock  that we are authorized to issue, our proposed  reincorporation  in the State of Delaware and our  2003  Stock  Incentive  Plan,  and it  includes,  among  our  annexes,  our reincorporation merger agreement as Annex A and our 2003 Stock Incentive Plan as
Annex  D. You can get more  information  about  Medix  Resources  from  publicly available  documents  that  we have  filed  with  the  Securities  and  Exchange
Commission. See "Where You Can Find More Information".

^

                                     SUMMARY

     This brief summary highlights selected  information  regarding our proposed amendment to our articles of incorporation, our reincorporation proposal and our
2003  Stock  Incentive  Plan,  described  more  fully  elsewhere  in this  proxy statement.  It does not contain all of the information that is important to you.
You should carefully read this entire proxy statement, the annexes and the other documents to which this proxy statement  refers in order to fully understand our proposed  amendment  to  our  articles  of  incorporation,  our  reincorporation proposal  and our 2003  Stock  Incentive  Plan.  See  "Where  You Can Find  More
Information" on page 33.

The Parties to the Reincorporation Merger

            Medix Resources, Inc.
            420 Lexington Ave., Suite 1830
            New York, New York 10170
            (212) 697-2509

     We are an Internet-based communications and information management company, which currently focuses on the healthcare market.  The information  contained on our website is not incorporated by reference in this document.  We currently are a Colorado corporation.

^

            Medix Resources, Inc., a Delaware corporation.
            420 Lexington Avenue, Suite 1830
            New York, New York  10170
            (212) 697-2509

     We have formed a wholly  owned  subsidiary,  named Medix  Resources,  Inc., which we have  organized as a Delaware  corporation.  We formed this  subsidiary solely in order to enable us to reincorporate in Delaware.

The Special Meeting

     The  special  meeting  of our  shareholders  will be held at 420  Lexington
Avenue,  Suite 1830,  New York,  New York 10170,  on Wednesday,  May 21, 2003 at
10:00 a.m., local time. At our special meeting,  we will ask our shareholders to
approve  our  proposed   amendment  to  our  articles  of   incorporation,   our
reincorporation agreement and our 2003 Stock Incentive Plan.

     The close of business on March 24, 2003 is the record date for  determining which holders of our stock are entitled to vote at our special  meeting.  At the record date,  there were 81,017,065  shares of our common stock entitled to vote at the special meeting.  One third of the shares  outstanding on the record date will constitute a quorum.

Vote Required

     The  proposal to approve the  reincorporation  agreement  will  require the affirmative vote of holders of a majority of our outstanding  common shares. The proposal to approve our 2003 Stock  Incentive Plan will require the  affirmative vote of a majority of the votes cast at the special meeting, as long as a quorum is present at the special  meeting.  The  proposed  amendment to our articles of incorporation will be deemed approved by our shareholders if the number of votes cast for such proposal  exceeds the number of votes cast against such  proposal, assuming that a quorum is present.

Share Ownership of Management and Others

     As of March 24, 2003, the current directors and executive officers of Medix
Resources beneficially owned 6,427,695 shares of our common stock,  representing approximately  7.4% of the voting stock  outstanding on the record date. Of such
6,427,695  shares,  1,637,500  shares are issuable upon the exercise of warrants and 3,394,375 shares are issuable upon the exercise of stock options.

Recommendations of the Board of Directors

     Your  board of  directors  believes  that  the  proposed  amendment  to our articles of incorporation, the proposed reincorporation in the State of Delaware and the proposed 2003 Stock  Incentive  Plan are in the best  interests of Medix
Resources  and its  shareholders  and has approved and  declared  advisable  the proposed  amendment  to  the  articles  of  incorporation,  the  reincorporation agreement and the 2003 Stock Incentive Plan.

     Your board of directors  recommends that shareholders vote FOR the proposed amendment  to our  articles of  incorporation,  FOR the  proposal to approve the reincorporation agreement and FOR the proposal to adopt the 2003 Stock Incentive
Plan.

Regulatory Approvals

     In connection with the reincorporation proposal and the proposal to approve a new Stock Incentive Plan, we will file listing  applications with the American
Stock Exchange, to assure that:

     o    the shares of our common  stock  issuable  pursuant  to the 2003 Stock
          Incentive Plan will be listed on the American Stock Exchange, and

     o    there  will  be no  substantive  change  in  listing  status  when  we reincorporate in Delaware.

     We will not effect the reincorporation in Delaware unless and until we have arranged for all of our outstanding shares to retain their listed status once we reincorporate in Delaware.

     If our  shareholders  approve the  proposed  amendment  to our  articles of incorporation,  such  amendment must be filed with the Secretary of State of the
State of Colorado.  If our  shareholders  approve the  proposed  reincorporation merger,  certificates of merger must be filed with the Secretary of State of the
State of Colorado  and of the State of  Delaware.  Such filings must comply with detailed statutory requirements that are routine in merger transactions.

^

     Market Price Data

     Our common stock has traded on the American Stock Exchange under the symbol
"MXR" since April 6, 2000. The following table sets forth the per share range of high and low closing sales prices of our common stock for the periods indicated:

                                                 High ($)    Low ($)
Year Ended December 31, 2001:
   Quarter Ended March 31.....................   $  1.56      $ 0.58
   Quarter Ended June 30......................   $  1.40      $ 0.45
   Quarter Ended September 30.................   $  1.20      $ 0.54
   Quarter Ended December 31..................   $  1.00      $ 0.53
Year Ended December 31, 2002:
   Quarter Ended March 31.....................   $  0.91      $ 0.47
   Quarter Ended June 30......................   $  0.62      $ 0.27
   Quarter Ended September 30.................   $  0.62      $ 0.31
   Quarter Ended December 31..................   $  0.94      $ 0.48
Year Ending December 31, 2003:
   Quarter Ended March 31                        $  0.70      $ 0.29
   Quarter Ending June 30 (through
    April  2, 2003............................   $  0.29      $ 0.27

^

     Dividend Policy

     We have  never  declared  or paid  any  dividends  on our  common  stock or preferred  stock  and  do  not  anticipate  paying  any  cash  dividends  in the foreseeable  future.  We currently intend to retain future earnings,  if any, to finance operations and the expansion of our business.  Any future  determination to pay cash  dividends on our common stock will be subject to our prior  payment of all accrued and unpaid dividends on our outstanding  preferred stock, will be at the  discretion  of our board of directors and will depend upon our financial condition, operating results, capital requirements, contractual restrictions and other factors that the board of directors deems relevant.

^

     Summary Historical Financial Information

     Medix Resources' Summary Historical Financial Information.  We have derived the summary historical financial  information of Medix Resources set forth below from  our  year-end  financial  statements  filed  with the  SEC.  The  selected financial  data  provided  below is not  necessarily  indicative  of our  future results of  operations  or financial  performance.  See "Where You Can Find More
Information.

                               2002           2001       2000 (1)          1999        1998 (2)
                           -----------    ----------    ---------      ----------    -----------

Operating revenues          $        0    $   29,000     $326,000      $   24,000    $17,412,000

Software and technology
 costs                       2,366,000     1,288,000      865,000         596,000        780,000

(Loss) or profit from
 continuing operations      (9,014,000)  (10,636,000)  (6,344,000)     (5,422,000)      (515,000)

(Loss) or profit from
 continuing operations
 per share                       (0.14)        (0.21)       (0.15)          (0.29)         (0.15)

Total Assets                 3,793,000     3,101,000    5,089,000       4,629,000      5,175,000

Working Capital               (252,000)   (1,404,000)     394,000         644,000     (2,612,000)

Long Term Obligations               -              -           -              -          400,000

Stockholder's Equity
(Deficit)                    1,618,000     1,345,000    4,202,000       2,376,000       (218,000)

The  following  supplemental  information  is  related to  software  development expenses.

Software Development Costs:   2002       2001    2000 (1)   1999    1998 (2)

Software research and
development costs (3)       $   691,000         $1,075,000     $  685,000      $596,000    $  780,000

Capitalized software
development costs               633,000            434,000        495,000          -              -

Total Software Development
Costs incurred                1,324,000          1,509,000      1,180,000       596,000       780,000

------------------

(1)  In February of 2000, we disposed of our remaining medical staffing business and became  solely a  developer  of software  for our own use in  providing
     Internet based communications for the medical services industry.
(2)  In January of 1998, we acquired the Cymedix software business and began the process of disposing of our medical staffing business.
(3)  Excludes amortization of previously capitalized  development software costs and license fees and impairment  write-off of capitalized costs included in software costs in the Company's Statement of Operations.

The Reincorporation Merger

     General

     Your board of directors has concluded  that it is in the best  interests of
Medix  Resources  and its  shareholders  for our  company  to  reincorporate  in
Delaware.  Our principal reason was to provide us with flexibility in attracting the  additional  capital that is  essential  if our company is to succeed.  Most investors  are  comfortable  investing  in  Delaware  corporations  and  certain investors  will  insist  that their  funds be  invested  in  Delaware  companies whenever possible.

     Structure

     In order to reincorporate  in Delaware,  we have created a new wholly-owned subsidiary  that we have  incorporated  in  Delaware.  Under  the  terms  of the reincorporation  merger, upon receipt of shareholder  approval,  Medix Resources will merge into this  subsidiary  and each share of Medix  Resources  stock will become  one  share  of the  stock of our  Delaware  subsidiary.  Your  ownership interest in the Delaware subsidiary immediately after the reincorporation merger will be  identical to your  ownership  interest in Medix  Resources  immediately prior to the merger.

     Comparison of Shareholder Rights

     As a shareholder  of Medix  Resources,  your rights will be governed by the
Delaware statute governing  corporations and by the certificate of incorporation and  by-laws  of our  Delaware  subsidiary.  We  have  summarized  the  material differences  between your rights as a  shareholder  of Medix  Resources  and the rights you will have as a shareholder of our Delaware subsidiary under "Approval of  Reincorporation  in the State of  Delaware  -  Comparison  of the  Rights of
Holders of Medix-COL Common Stock and Medix-DEL  Common Stock".  You should also review the following annexes for information about our proposed reincorporation:

          Annex A - Reincorporation Agreement

          Annex B - Certificate of Incorporation (Delaware subsidiary)

          Annex C - By-Laws (Delaware subsidiary)

^

                               THE SPECIAL MEETING

General

     The Medix Resources' Board of Directors is soliciting your signature on the enclosed  proxy  card  for  use  at  the  Medix  Resources  special  meeting  of shareholders  to be held on May 21, 2003,  at 10:00 a.m.,  local time, or at any adjournment(s)  thereof,  for the purposes that we have  described in this proxy statement  and in the notice of special  meeting  of  shareholders  that we have provided to you. The special meeting will be held at 420 Lexington Avenue, Suite
1830,  New York,  New York  10170.  We first  mailed  these  proxy  solicitation materials  on or  about  April  14,  2003  to  all  shareholders  listed  in our shareholder  records as of the record date for the special meeting. We will bear the cost of this solicitation.

Record Date and Quorum

     Shareholders  of  record  at the close of  business  on March 24,  2003 are entitled  to vote at the  special  meeting.  We refer to that date as the record date.  On the record date,  81,017,065  shares of our common  stock,  $0.001 par value per share,  were outstanding.  Shareholders  holding at least one-third of all  shares of our  common  stock,  represented  in  person  or by  proxy,  will constitute  a quorum for the special  meeting.  If we have a quorum,  we will be able to transact business at the special meeting.

Revocability of Proxies

     Any proxy card signed and submitted  pursuant to this  solicitation  may be revoked by the person or entity signing it at any time before its use. To revoke a proxy, a shareholder must either:

     o    deliver to us a written  notice of  revocation  prior to the time that the submitted proxy is voted;

     o    deliver a duly executed proxy card bearing a later date than the other proxy card; or

     o    attend the special meeting and vote in person.

An  appointment  of proxy will be revoked  upon the death or  incapacity  of the shareholder  appointing the proxy if our Secretary or other officer or agent who is  authorized  to tabulate  votes  receives  notice of such death or incapacity before the proxy exercises his or her authority under the appointment.

Voting and Solicitation

     Each outstanding  share of our common stock will be entitled to one vote on each matter submitted to a vote at the special meeting.  The proposed  amendment to our articles of incorporation  will be deemed approved by our shareholders if the  number of votes  cast for such  proposal  exceeds  the number of votes cast against such  proposal,  assuming  that a quorum is present.  Our proposed  2003
Stock  Incentive Plan will be deemed approved if a majority of the votes cast is cast for such proposal,  assuming a quorum is present.  The  reincorporation  of
Medix Resources in Delaware through the proposed reincorporation merger requires approval  of our  shareholders  by the  affirmative  vote  of the  holders  of a majority of the outstanding  shares of our common stock.  Where brokers have not received  any  instructions  from their  clients on how to vote on a  particular proposal,  brokers  are  permitted  to  vote  on  routine  proposals  but not on non-routine  matters. We refer to the absence of votes on non-routine matters as
"broker non-votes." Abstentions and broker non-votes will be counted towards the presence  of a quorum,  but will not be  counted  and will have no effect on the outcome of the vote on the proposed  amendment to our articles of incorporation.
In voting on the 2003 Stock Incentive Plan,  abstentions will have the effect of
"no" votes,  and broker  non-votes will not be counted as votes cast.  Since the reincorporation  merger  requires the approval of a majority of our  outstanding shares of common  stock,  abstentions  and broker  non-votes  will have the same effect as a vote against this transaction.

     Our principal  executive  offices are located at 420 Lexington Ave.,  Suite
1830,  New York,  New York 10170.  In  addition to the use of the mails,  we may solicit proxies personally,  by telephone or by facsimile,  and we may reimburse brokerage  firms and other persons  holding  shares of our common stock in their names or in the  names of their  nominees,  for  their  reasonable  expenses  in forwarding proxy solicitation  materials to the beneficial owners. We may retain the services of a professional  proxy  solicitation  firm, in which case we will pay such firm its standard fees for such  services and  reimburse  such firm for its out-of-pocket expenses.

Matters to be Brought Before the Special Meeting

     We expect that three  matters  will be  presented  at the special  meeting.
Management will propose that our shareholders  approve the proposal to amend our articles of incorporation to increase the number of authorized  shares of common stock,  that our  shareholders  approve  the  proposal  to  reincorporate  Medix
Resources  in the  State  of  Delaware  and that our  shareholders  approve  the adoption of our 2003 Stock Incentive Plan. We have provided detailed information regarding each of these proposals in this proxy statement.

Principal Shareholders

     The following  table sets forth certain  information  regarding  beneficial ownership  of our common  stock as of March 24, 2003 by (i) each person known by us to own  beneficially  more than 5% of the  outstanding  shares of our  common stock  (ii) each  director,  named  executive  officer  and (iii) all  executive officers and  directors as a group.  On such date, we had  81,177,065  shares of common stock outstanding.  Shares not outstanding but deemed  beneficially owned by virtue of the right of any  individual  to acquire  shares within 60 days are treated as outstanding only when determining the amount and percentage of common stock owned by such individual. Each person has sole voting and investment power with respect to the shares shown, except as noted.

                                                         Number of Shares
                                                          Included in the
                                                           Second Column
                                                           Representing
                                                          Shares Issuable
                                                         upon Exercise or
                                                           Conversion of
                                                             Warrants,
                                        Percentage of       Options or
                                          Outstanding       Convertible
      Name         Number of Shares       Shares (1)        Securities
---------------    ----------------     -------------   -------------------
Directors

Darryl Cohen          2,928,320 (2)           3.3            2,095,000

Patrick Jeffries      1,755,000               2.0            1,317,500

Samuel Havens           290,000                *               265,000

Guy Scalzi              240,000                *               240,000

Joan Herman (3)               0                 0                    0

Other Executive
Officers

Louis Hyman             455,000                *               405,000

Brian Ellacott          425,000                *               400,000

Mark Lerner             184,375                *               159,375

James Gamble            150,000                *               150,000

All Directors and     6,427,695               7.4            5,031,875
Executive Officers
as a Group (10
persons)
--------------------------------------------------------------------------------
*  Represents less than one percent.

(1)  As of March  24,  3003,  there  were  81,177,065  shares  of  common  stock outstanding,  including  160,000  shares  issuable  upon  conversion of our outstanding preferred stock.

(2)  Mr. Cohen disclaims beneficial ownership of 67,950 shares held in trust for his minor children.

(3)  Ms. Herman has declined the grant of any options based on WellPoint company policy.

^

                    SUMMARY INFORMATION ABOUT MEDIX RESOURCES

     The following  description  summarizes  our current  business and describes
certain  recent   developments   impacting  Medix   Resources.   For  additional
information   regarding   Medix   Resources,   see  "Where  You  Can  Find  More
Information".

^

     We develop and intend to market  communication  technologies for use in the healthcare  industry  primarily  at the  point  of  care.  We  have  focused  on electronic  prescribing  of drugs,  laboratory  orders  and  laboratory  results because these represent the majority of the transactions  performed at the point of care,  and  remain  largely a  paper-based  starting  point for  transferring information in the healthcare system. Our goal is to close the gap in electronic or automated processing by providing technologies and work-flow processes at the point of care. Our technologies  would enable  point-of-care  providers ("POCs")
(i.e.  physician  or  caretaker)  to  connect  with  other  participants  in the healthcare  system.  At this time, we are focused  primarily on healthcare value chain intermediaries  ("HVCIs") (e.g. pharmacy,  lab, pharmacy benefit managers, pharmaceutical  companies,  etc.).  Our  products  are  designed  to improve the accuracy  and  the  efficiency  of the  processes  of drug  prescribing  and the ordering of laboratory tests and the receiving of laboratory results.

     When we shifted to this business in 2000,  our plan was initially to deploy the technology in a single market.  We began to test this approach in April 2002 with a small,  local sales and  installation  team in Georgia that  deployed the
Cymedix  technology  to physician  practices.  By August 2002 it was clear to us that although the technology  worked and physicians were using the system,  this approach was not going to be commercially  viable for several reasons  including slow  adoption by  physicians  unless there was an economic  incentive,  limited support by major HVCIs, and the high cost of marketing,  sales, installation and service associated with serving individual and small medical practices. Based on these results, the initial deployment in Georgia was halted in August 2002.

     At that time, we evaluated the business of automating  the  transaction  at the point of care and concluded  that a viable  business  could be built,  but a different approach would be required than originally anticipated.  Based on this evaluation,  in September 2002, our Board recruited  certain new senior managers including a new chief  executive  officer to assist us in  pursuing  alternative approaches to developing and deploying technology at the point of care.

     Our current plan for the  commercialization  of our technology is to target
physician   practices   and  other   POC   centers   that  have  the   following
characteristics:  sufficient patient volume;  clear economic incentive,  such as administrative  savings and time savings;  commitment to electronic  transfer of point of care information;  and HVCI or other healthcare participant support for the rollout of the technology.  Subject to the above criteria,  our goal remains to connect  from the point of care to the  various  segments  of the  healthcare industry  that meet these  criteria,  such as health  plans,  insurers,  skilled nursing facilities,  pharmacy benefit management companies ("PBMs"),  pharmacies and pharmaceutical companies.

     We believe  that it is important  to deploy  technologies  that are easy to adopt or already have established markets. As such, on March 4, 2003 we acquired assets from Comdisco Ventures, Inc. that were formerly used by ePhysician,  Inc.
in its software and technology  business prior to its cessation of operations in
2002. ePhysician point-of-care technologies enable physicians to securely access and send  information to pharmacies,  billing  service  companies,  and practice management  systems via the Palm  OS(R)-based  handheld device and the Internet, meeting our  objective  of deploying a  recognized  technology.  Our goal is the integration of the Cymedix and e-Physician  technologies and to market them on a commercial basis.

     We have been in business  since 1988.  We decided in 2000 to dispose of the temporary  healthcare  staffing business to focus on the healthcare software and connectivity  solutions  industry.  The development of technology and the future marketing of  connectivity  solutions is our sole business at this time. Our net operating  loss is due to this  transition  and the  ongoing  efforts to build a commercially  viable business in point-of-care  automation.  We currently do not have any active users of our products.

     Our  principal  executive  office is located at The Graybar  Building,  420
Lexington Avenue, Suite 1830, New York, New York 10170, and our telephone number is (212) 697-2509. We have closed our California and Colorado offices and we are actively pursuing an exit to our leases in Georgia and California.

Recent Developments

^

     On March 4, 2003, we purchased from Comdisco Ventures,  Inc.  substantially all of the  assets  formerly  used  by  ePhysician,  Inc.  in its  software  and technology  business  prior to its  cessation  of  operations  in  2002.  We are evaluating the newly acquired  technology to determine how best to integrate our
Cymedix technology with the ePhysician  technology.  From its formation in 1998, through its cessation of operations in November 2002,  ePhysician  developed and provided  ePhysician  Practice,  a  suite  of  software  products  that  enables physicians  to  prescribe  medications,  access drug  reference  data,  schedule patients,  view formulary  information,  review critical patient information and capture  charges at the point of care using a Palm  OS(R)-based  handheld device and the Internet.

     On March 5, 2003, we terminated  our merger  agreement  with  PocketScript,
LLC. We had entered into a  non-binding  Letter of Intent with  PocketScript  on
October 30, 2002 and had executed a definitive  merger agreement on December 19,
2002 to acquire PocketScript subject to certain conditions of closing.

                                  PROPOSAL ONE

 AMENDMENT OF OUR ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED
      SHARES OF COMMON STOCK FROM 125,000,000 SHARES TO 400,000,000 SHARES

General

     Our Board of  Directors  has  declared  advisable an amendment to the Medix
Resources  articles  of  incorporation  to  increase  the  aggregate  number  of authorized shares of common stock from 125,000,000  shares to 400,000,000 shares
(the  "Amendment")  and has  directed  that the  Amendment  be  submitted to the shareholders at the special  meeting.  The articles of  incorporation  presently authorize  the  issuance of  125,000,000  shares of common  stock and  2,500,000 shares of  preferred  stock.  No change is proposed in the number of  authorized shares of preferred stock.

Proposed Amendment

     If the  Amendment is  approved,  the text of Section 1 of Article IV of our articles of incorporation would read in its entirety as follows:

     "Section 1.  Classes and Shares  Authorized.  The total number of shares of
     Common  Stock that the  Corporation  shall have  authority to issue is Four
     Hundred Million  (400,000,000) shares of Common Stock, $0.001 par value per share.  The total number of shares of Preferred  Stock that the Corporation shall  have  authority  to  issue  is Two  Million  Five  Hundred  Thousand
     (2,500,000) shares of Preferred Stock, $1.00 par value per share."

General Effect of the Proposed Amendment and Reasons for Approval

     Of our 125,000,000  authorized  shares of common stock,  81,177,065  shares were issued and  outstanding  as of March 24,  2003.  At that date,  we had also reserved for issuance a total of  36,517,722  additional  shares of common stock for issuance as follows:

     o    10,430,000  shares  are  issuable  upon the  exercise  of  vested  and unvested stock options;

     o    25,927,722  shares  are  issuable  upon the  exercise  of  outstanding warrants; and

     o    160,000 shares are issuable upon  conversion of outstanding  shares of preferred stock.

     In addition,  we are  currently  proposing  to adopt a new Stock  Incentive
Plan,  which,  if approved by our  shareholders,  will  require us to reserve an additional 10,000,000 shares of common stock.

     In addition to satisfying our current  commitments as described  above,  we will be required to raise  additional  capital to finance our  operations and to finance the  development of our software  products.  The purpose of the proposed
Amendment includes providing us with greater flexibility in financing these cash requirements, by providing us with adequate authorized common stock to commit in future  financings.  Your Board of Directors has determined that we soon will be restricted in our financing  options due to the limited amount of authorized but unissued  shares of common stock provided for in our articles of  incorporation.
We are currently  funding  operations  principally  by issuing  common stock and warrants from time to time in private  transactions at a discount to market.  If you do not approve of the  increase in the number of shares of common stock that we are  authorized to issue,  we will be unable to raise  additional  capital to fund our  operations.  We have no  current  plans,  proposals  or  arrangements, written or otherwise,  to issue any of the shares of common stock that are to be authorized by the Amendment.  However,  we anticipate  that during 2003 in order for us to raise sufficient capital in private placement  transaction to fund our operations,  we will need to issue additional shares of our common shares and/or securities exercisable for or convertible into shares of our common stock.

^

     On April 2,  2003,  the last  trading  date  prior to the day on which your board approved the Amendment (subject to shareholder approval), the closing sale price of the common stock on the American Stock Exchange was $0.27 per share.

     Adoption  of the  Amendment  would  enable  your board from time to time to issue additional shares of common stock for such purposes and such consideration as the Board may approve without further approval of our shareholders, except as may be required by law or the rules of the American Stock  Exchange.  As is true for shares  presently  authorized but unissued,  common stock  authorized by the
Amendment may, among other things,  have a dilutive effect on earnings per share and on the equity and voting power of existing holders of common stock.

     Our  shareholders  will have no appraisal  rights  under  Colorado law with respect to the  Amendment  or any equity  financing  that  Medix  Resources  may undertake  after  its  adoption.  In  addition,  shareholders  do not  have  any preemptive  rights to  participate in any future  issuance of common stock,  and therefore will suffer dilution of ownership upon such issuance.  The issuance of additional  shares could also have the effect of diluting the earnings per share
and  book  value  of  existing   shares  of  our  common  stock.   Although  the
authorization  of the  additional  shares is not  intended  as an  anti-takeover device,  the  additional  shares could be used to dilute the stock  ownership of persons  seeking to gain control of the Company,  which could preclude  existing shareholders from taking advantage of such a situation.

Vote Required

     The  proposed  Amendment to our  articles of  incorporation  will be deemed approved  by our  shareholders  if the  number of votes  cast for such  proposal exceeds the number of votes cast against such  proposal,  assuming that a quorum is present.  Your board of  directors  recommends a vote FOR the approval of the proposed  Amendment,  which is designated as Proposal One on the enclosed  proxy card.

                                   PROPOSAL TWO

                    REINCORPORATION IN THE STATE OF DELAWARE

General

     Your board has  recommended,  and at the special  meeting the  shareholders
will  be  asked  to  authorize,   the  change  of  Medix   Resources'  state  of
incorporation from Colorado to Delaware. This transaction will not result in any change in the business,  management,  assets,  liabilities or net worth of Medix
Resources.  Reincorporation  in  Delaware  will  allow us to take  advantage  of certain  provisions of the corporate laws of Delaware.  The purposes and effects of the proposed change are summarized below.

     In order to effect our reincorporation in Delaware, Medix Resources will be merged into a newly formed, wholly-owned subsidiary incorporated in Delaware. We refer to this merger as the reincorporation merger and the agreement and plan of merger governing the reincorporation as the reincorporation  agreement. Prior to the reincorporation merger, the Delaware subsidiary will not have engaged in any activities except in connection with the proposed  reincorporation  transaction.
The mailing address of the Delaware subsidiary's principal executive offices and its  telephone  number  are the same as Medix  Resources'  mailing  address  and
telephone  number.  As  part  of  its  approval  and   recommendations   of  our
reincorporation  in Delaware,  your board has  approved,  and  recommends to the shareholders  for their  adoption  and  approval,  a  reincorporation  agreement pursuant to which  Medix  Resources  will be merged  with and into the  Delaware subsidiary.  The full texts of the reincorporation agreement and the certificate of incorporation and by-laws of the successor  Delaware  corporation under which our business would be conducted after the  reincorporation  merger are set forth in this  proxy  statement  as Annex A,  Annex B and Annex C,  respectively.  The discussion  contained  in this proxy  statement  is qualified in its entirety by reference to such Annexes.  The provisions of the  Certificate of  Incorporation
will  be   substantially   identical  to  those  of  our  current   articles  of
incorporation, as amended, except that the Certificate of Incorporation will (i)
be governed by Delaware law, and (ii) include  additional  provisions  regarding the indemnification of directors, officers and other agents.

     In the  following  discussion  of the  proposed  reincorporation,  the term
"Medix-COL"  refers to Medix  Resources  as  currently  organized  as a Colorado corporation;  the  term  "Medix-DEL"  refers  to the new  wholly-owned  Delaware subsidiary  of  Medix-COL  that  will be the  surviving  corporation  after  the completion of the  reincorporation  transaction;  and the term "Medix Resources"
includes either or both, as the context may require, without regard to the state of incorporation.

     Upon  shareholder  approval  of  the  proposed  reincorporation,  and  upon acceptance for filing of appropriate  certificates of merger by the Secretary of
State of Delaware  and the  Secretary of State of  Colorado,  Medix-COL  will be merged  with and  into  Medix-DEL  pursuant  to the  reincorporation  agreement, resulting  in a  change  in  Medix  Resources'  state  of  incorporation.  Medix
Resources will then be subject to the Delaware  General  Corporation Law and the
Certificate  of  Incorporation  and  Bylaws  set  forth in Annex B and  Annex C, respectively.  Upon the effective time of the reincorporation,  each outstanding share of each class of stock of Medix-COL  automatically  will be converted into one share of the corresponding class of stock of Medix-DEL.  Outstanding options and warrants to purchase  shares of common stock of Medix-COL  will be converted into  options and warrants to purchase the same number of shares of common stock of Medix-DEL.

IT WILL NOT BE NECESSARY FOR OUR  SHAREHOLDERS  TO EXCHANGE THEIR EXISTING STOCK
CERTIFICATES FOR CERTIFICATES OF MEDIX-DEL.  OUTSTANDING  STOCK  CERTIFICATES OF
MEDIX-COL SHOULD NOT BE DESTROYED OR SENT TO MEDIX RESOURCES.

Principal Reasons for Changing Our State of Incorporation

     Your board of directors  believes  that the proposed  reincorporation  will provide flexibility for both the management and business of the Company.

     Delaware  is a  favorable  legal  and  regulatory  environment  in which to operate.  For  many  years,  Delaware  has  followed  a  policy  of  encouraging incorporation  in that state and, in  furtherance  of that  policy,  has adopted comprehensive,  modern  and  flexible  corporate  laws,  which are  periodically updated and revised to meet changing  business  needs.  As a result,  many major
corporations   have  initially  chosen  Delaware  for  their  domicile  or  have subsequently  reincorporated  in Delaware.  The Delaware  courts have  developed considerable  expertise in dealing with corporate issues, and a substantial body of case  law has  developed  construing  Delaware  law and  establishing  public policies  with  respect to  Delaware  corporations,  thereby  providing  greater predictability  with  respect to corporate  legal  affairs.  In  addition,  many investors and securities  professionals  are more familiar and comfortable  with
Delaware   corporations  than  corporations   governed  by  the  laws  of  other
jurisdictions,  even  where  the  laws  are  similar.  This  latter  factor  was considered  especially  important to your board, since it is anticipated that it will be  necessary  for Medix  Resources  to  continue to access the private and public capital markets in order for management to execute its business plans.

Comparison of the Rights of Holders of Medix-COL Common Stock and Medix-DEL Common Stock

     Medix-COL is a Colorado corporation;  the Colorado Business Corporation Act and the articles of  incorporation  and Bylaws of Medix-COL govern the rights of its  shareholders.  Medix-DEL  is a  Delaware  corporation;  the  rights  of its shareholders  are  governed  by the  Delaware  General  Corporation  Law and the
Certificate of Incorporation and Bylaws of Medix-DEL.

     The  corporation  laws of Colorado  and Delaware  differ in many  respects.
Although we have not described all of the  differences in this proxy  statement, we have described below certain  provisions,  which could materially  impact the rights of shareholders of Medix-COL as compared to the rights of shareholders in
Medix-DEL.

     Removal of Directors

     Directors  may generally be removed with or without cause under the laws of both Colorado and Delaware,  with the approval of a majority of the  outstanding shares entitled to vote in an election of directors. However, no director may be removed if the number of votes cast against such removal  would be sufficient to elect the director.

     Colorado

     A director of a  corporation  that does not have a staggered or  classified board of directors  or  cumulative  voting may be removed with or without  cause with the approval of a majority of the outstanding shares entitled to vote at an election of directors.  In the case of a Colorado  corporation having cumulative voting,  if less than the entire  board is to be removed,  a director may not be removed  without  cause if the number of shares voted against such removal would be sufficient to elect the director  under  cumulative  voting.  The articles of incorporation  of  Medix-COL  provide for a  staggered  or  classified  board of directors if the Board  consists of six or more persons,  but do not provide for cumulative voting.

     Delaware

     A director of a  corporation  that does not have a staggered or  classified board of directors  or  cumulative  voting may be removed with or without  cause with the approval of a majority of the outstanding shares entitled to vote at an election of directors.  In the case of a Delaware  corporation having cumulative voting,  if less than the entire  board is to be removed,  a director may not be removed  without  cause if the number of shares voted against such removal would be sufficient to elect the director  under  cumulative  voting.  A director of a corporation  with a staggered or  classified  board of directors  may be removed only for cause, unless the certificate of incorporation  otherwise provides. The
Certificate of Incorporation of Medix-DEL provides for a staggered or classified
board  of  directors,   but  not  for  cumulative  voting.  The  Certificate  of
Incorporation  of Medix-DEL  provides that the staggered  board  provisions will apply regardless of the size of the Board.

     Staggered or Classified Board of Directors

     A  classified  or  staggered  (the  term  used  in  the  Colorado  Business
Corporations  Act) board is one on which a certain  number,  but not all, of the directors  are  elected on a rotating  basis each year.  This method of electing directors  makes  changes  in the  composition  of the board of  directors  more difficult,  and thus makes a  potential  change in control  of a  corporation  a lengthier and more difficult process.

     Colorado

     The Medix-COL  articles of incorporation  provides for a staggered board if the  Board  consists  of six or more  persons,  dividing  the Board  into  three classes.  Colorado  law  permits,  but does not  require,  a staggered  board of directors,  pursuant to which the directors can be divided into as many as three classes  with  staggered  terms of  office,  with  only one  class of  directors standing for election each year.

     Delaware

     Delaware law permits, but does not require, a staggered board of directors, pursuant to which the  directors  can be divided  into as many as three  classes with staggered  terms of office,  with only one class of directors  standing for election each year. The Medix-DEL Certificate of Incorporation provides that the staggered board provisions will apply regardless of the size of the board.

     Indemnification  and  Limitation  of Liability of  Directors,  Officers and
Other Agents

     Delaware and Colorado  have similar laws  respecting  indemnification  by a corporation of its officers, directors,  employees and other agents. The laws of both states  also  permit,  with  certain  exceptions,  a  corporation  to adopt provisions in its articles or certificate of incorporation,  as the case may be, eliminating the liability of a director to the  corporation or its  shareholders for  monetary  damages for breach of the  director's  fiduciary  duty in certain cases.  There are nonetheless  certain  differences  between the laws of the two states  respecting  indemnification  and  limitation  of liability of directors, officers, employees and other agents.

     Colorado

     The articles of  incorporation  of  Medix-COL  eliminate  the  liability of directors to the  corporation,  subject to  exceptions  that  generally  reflect statutory  exceptions.  Colorado  law  does  not  permit  the  elimination  of a director's  monetary liability where such liability is based on: (a) a breach of the director's duty of loyalty to the corporation or its shareholders,  (b) acts or omissions not in good faith, (c) acts or omissions which involve  intentional
misconduct  or  knowing  violations  of  law,  (d)  unlawful   distributions  to
shareholders  or (e)  any  transaction  from  which  the  director  directly  or indirectly derived an improper personal benefit.

     Colorado  law  generally  permits  indemnification  of director  liability, including expenses actually and reasonably incurred in the defense or settlement of a derivative or third-party  action,  provided there is a determination  by a majority vote of a disinterested  quorum of the directors,  by independent legal counsel or by a majority  vote of a quorum of the  shareholders  that the person seeking  indemnification  acted in good faith and,  in the case of conduct in an official  capacity,  in a manner he or she  reasonably  believed was in the best interests of the  corporation  or a benefit  plan (if acting in a capacity  with respect  to  such  a  plan).  In  other  cases,  the  director  is  entitled  to indemnification  if  his  or  her  conduct  was  at  least  not  opposed  to the corporation's best interests. In a criminal proceeding, the director is entitled to  indemnification  if he or she had no reasonable cause to believe the conduct was unlawful.

     Without court approval,  however,  no  indemnification  is available in any action by or on behalf of the corporation  (i.e., a derivative  action) in which such person is adjudged  liable to the  corporation  or in any other  proceeding where the  director is adjudged  liable on the basis that he or she  received an improper personal  benefit.  Colorado law requires  indemnification  of director expenses when the individual  being  indemnified has  successfully  defended any action, claim, issue, or matter therein, on the merits or otherwise.

     A director  may also apply for and obtain  indemnification  as ordered by a court  under  circumstances  where the court  deems the  director is entitled to mandatory  indemnification  under Colorado law or when,  under all the facts and circumstances,  it deems it fair and  reasonable to award  indemnification  even though the director has not strictly met the statutory standards.  An officer is also entitled to apply for and receive court awarded indemnification to the same extent as a director.

     A corporation cannot indemnify its directors by any means (other than under a third party  insurance  contract) if to do so would be  inconsistent  with the limitations on indemnification  set forth in the Colorado Business  Corporations
Act.

     A Colorado corporation may indemnify officers,  employees,  fiduciaries and agents to the same extent as  directors,  and may  indemnify  those persons to a greater  extent  than is  available  to  directors  if to do so does not violate public policy and is provided for in a by-law,  a general or specific  action of the board of directors or shareholders or in a contract.

     The Bylaws of Medix-COL  provide that  Medix-COL  will indemnify any person who was or is made or is threatened to be made a party or is otherwise  involved in any action, suit or proceeding,  whether civil,  criminal,  administrative or investigative (a "Proceeding"), by reason of the fact that such person is or was a director, officer, employee, fiduciary or agent of Medix-COL or, while serving in such  capacity,  is or was also  serving  at the  request of  Medix-COL  as a director,  officer,  partner, trustee,  employee,  fiduciary or agent of another entity or employee  benefit  plan,  against all  liability and loss suffered and expenses,  including  attorneys' fees,  reasonably  incurred by such person.  An indemnified  person will be indemnified  against  reasonably  incurred expenses, judgments,  penalties, fines and settlement amounts if the indemnified person is determined to have conducted  themselves in good faith and  reasonably  believed that:

     o    in the case of conduct in the indemnified  person's  official capacity with Medix-COL, that the conduct was in Medix-COL's best interests,

     o    in all other cases, except for criminal conduct,  that the conduct was not opposed to Medix-COL's best interests, or

     o    in the case of a criminal proceeding,  that the indemnified person had no reasonable cause to believe that the conduct was unlawful.

Medix-COL  will not  indemnify a person with  respect to any claim to the extent that the claim is brought by  Medix-COL  and in which the person was held liable to  Medix-COL  for  deriving an  improper  personal  benefit.  In  addition,  in proceedings brought by or in Medix-COL's name,  indemnification  will be limited to reasonable expenses incurred in connection with the proceeding.

     Delaware

     The Certificate of Incorporation of Medix-DEL also eliminates the liability of directors to the  corporation or its  stockholders  for monetary  damages for breach of fiduciary duty as a director to the fullest extent  permissible  under
Delaware  law,  as such law  exists  currently  or as it may be  amended  in the future.  Under  Delaware law, such provision may not eliminate or limit director monetary  liability for: (a) breaches of the  director's  duty of loyalty to the corporation  or its  stockholders;  (b) acts or  omissions  not in good faith or involving  intentional  misconduct or knowing violations of law; (c) the payment of unlawful  dividends or unlawful  stock  repurchases  or  redemptions;  or (d)
transactions in which the director received an improper  personal benefit.  Such limitation of liability provisions also may not limit a director's liability for violation of or otherwise  relieve its directors from the necessity of complying
with  federal  or  state   securities   laws,  or  affect  the  availability  of
non-monetary remedies such as injunctive relief or rescission.

     Delaware law  generally  permits  indemnification  of  expenses,  including attorney's fees,  actually and reasonably  incurred in the defense or settlement of a derivative or third-party  action,  provided there is a determination  by a majority vote of a disinterested  quorum of the directors,  by independent legal counsel or by a majority  vote of a quorum of the  stockholders  that the person seeking  indemnification acted in good faith and in a manner reasonably believed to be in, or not  opposed to, the best  interests  of the  corporation.  Without court  approval,  however,  no  indemnification  may be made in  respect  of any derivative  action in which such person is  adjudged  liable for  negligence  or misconduct in the performance of his or her duty to the corporation.

     Delaware law also permits a Delaware corporation to provide indemnification in excess of that provided by statute. In contrast to Colorado law, Delaware law does not require authorizing  provisions in the certificate of incorporation and
does  not  contain   express   prohibitions   on   indemnification   in  certain
circumstances. A court may impose limitations on indemnification, however, based on principles of public policy.

     Delaware law provides  that the  indemnification  provided by statute shall not be deemed exclusive of any other rights under any by-law, agreement, vote of stockholders or disinterested directors or otherwise.

     The Certificate of Incorporation of Medix-DEL  provides that Medix-DEL will indemnify  any person who was or is made or is  threatened to be made a party or is otherwise involved in any Proceeding,  by reason of the fact that such person is or was a director,  officer,  employee,  fiduciary or agent of Medix-DEL  or, while  serving  in such  capacity,  is or was also  serving  at the  request  of
Medix-DEL as a director, officer, partner, trustee, employee, fiduciary or agent of another  entity or employee  benefit  plan,  against all  liability  and loss suffered and expenses,  including  attorneys' fees,  reasonably incurred by such person. An indemnified person will be indemnified  against  reasonably  incurred expenses, judgments,  penalties, fines and settlement amounts if the indemnified person is determined to have  conducted  themselves in good faith and reasonably believed that:

     o    in the case of conduct in the indemnified  person's  official capacity with Medix-DEL, that the conduct was in Medix-DEL's best interests,

     o    in all other cases, except for criminal conduct,  that the conduct was not opposed to Medix-DEL's best interests, or

     o    in the case of a criminal proceeding,  that the indemnified person had no reasonable cause to believe that the conduct was unlawful.

     Medix-DEL  will not  indemnify  a person  with  respect to any claim to the extent that the claim is brought by  Medix-DEL  and in which the person was held liable to Medix-DEL for deriving an improper personal benefit.  In addition,  in proceedings brought by or in Medix-DEL's name,  indemnification  will be limited to reasonable expenses incurred in connection with the proceeding.

     Both Colorado and Delaware law require  indemnification  when a director or officer has successfully defended an action on the merits or otherwise.

     Expenses  incurred by an officer or director in  defending an action may be paid in advance  under  Colorado  and  Delaware  law if the  director or officer undertakes to repay the advances if it is ultimately  determined  that he or she is not entitled to indemnification. Certain commentators have suggested that the provision in the  Sarbanes-Oxley  Act of 2002 prohibiting loans to directors and executive  officers may  prohibit  such  advances to  directors  and officers of public corporations, although this issue has not yet been resolved.

     The laws of both Colorado and Delaware  authorize a corporation's  purchase of indemnity insurance for the benefit of its officers, directors, employees and agents whether or not the corporation  would have the power to indemnify against the liability covered by the policy.

     Inspection of Shareholder List

     Both  Delaware  and  Colorado  law allow any  shareholder  to  inspect  the shareholder list for a purpose  reasonably related to such person's interests as a shareholder.

     Consideration for Issuance of Shares

          Colorado

     Shares may be issued for consideration consisting of tangible or intangible property  or benefit  to the  corporation,  including  cash,  promissory  notes, services  performed and other securities of the  corporation.  In the absence of fraud in the transaction,  the determination of the board is conclusive  insofar as the  adequacy  of  consideration  relates to whether  the shares are  validly issued, fully paid, and nonassessable.

     Shares may not be issued for consideration  consisting of a promissory note of the  subscriber  or an  affiliate  of  the  subscriber  unless  the  note  is negotiable  and is secured by collateral,  other than the shares,  having a fair market value at least equal to the principal  amount of the note.  The note must reflect  a  promise  to  pay  independent  of the  collateral  and  cannot  be a
"nonrecourse" note.

     Shares with a par value may be issued for consideration  less than such par value.

     Delaware

     Shares may be issued for consideration consisting of tangible or intangible property  or benefit  to the  corporation,  including  cash,  promissory  notes, services performed and other securities of the corporation.

     In the absence of "actual  fraud" in the  transaction,  the judgment of the board as to the value of the consideration is conclusive.

     No  provisions  restrict the ability of the board to authorize the issuance of  stock  for a  promissory  note  of  any  type,  including  an  unsecured  or nonrecourse note or a note secured only by the shares.

     Shares with par value cannot be issued for consideration  with a value that is less than the par  value.  Shares  without  par  value can be issued  for any consideration determined to be valid by the board.

     Dividends and Repurchases of Shares

          Colorado

     Colorado law dispenses  with the concepts of par value of shares as well as statutory  definitions of capital,  surplus and the like. Colorado law permits a corporation  to  declare  and  pay  cash or  in-kind  property  dividends  or to repurchase  shares  unless,  after  giving  effect to the  transaction:  (a) the corporation  would not be able to pay its debts as they  become due in the usual course of business; or (b) the corporation's total assets would be less than the sum of its total  liabilities plus (unless the articles of incorporation  permit otherwise)  the  amount  that  would be needed,  if the  corporation  were to be dissolved at the time of the  distribution,  to satisfy the preferential  rights upon dissolution of shareholders whose preferential rights are superior to those receiving the distribution.

          Delaware

     The concepts of par value,  capital and surplus are retained under Delaware law.  Delaware law permits a  corporation  to declare and pay  dividends  out of surplus  or, if there is no  surplus,  out of net profits for the fiscal year in which the dividend is declared  and/or for the preceding  fiscal year as long as the amount of capital of the  corporation  following the declaration and payment of the dividend is not less than the aggregate amount of the capital represented by the issued and outstanding  stock of all classes having a preference upon the distribution  of assets.  In addition,  Delaware law  generally  provides that a corporation  may  redeem or  repurchase  its shares  only if the  capital of the corporation is not impaired and such  redemption or repurchase  would not impair the capital of the corporation.

     Amendments to the Charter

     Both Colorado law and Delaware law generally provide that amendments to the charter -- the  articles of  incorporation  for  Colorado  corporations  and the certificate of incorporation  for Delaware  corporations -- require the approval of the board of directors and the shareholders.

          Colorado

     Under   Colorado  law,  an  amendment  to  a   corporation's   articles  of
incorporation will be deemed approved by its shareholders if the number of votes cast for such proposal  exceeds the number of votes cast against such  proposal, assuming  that a  quorum  is  present.  Since  Medix-COL  has a  33-1/3%  quorum requirement,  conceivably  holders of as few as 17% of the corporation's  shares could approve an amendment to the Medix-COL articles of incorporation.

          Delaware

     Under  Delaware  law,  an  amendment  to  a  corporation's  certificate  of incorporation  generally  will require the approval of the holders of a majority of the outstanding voting shares. Shares which are not voted thus would have the same effect as a "no vote".

     Shareholder Voting on Mergers and Certain Other Transactions

     Both  Delaware  and Colorado law  generally  require that holders  owning a majority  of the  shares  of both  acquiring  and  target  corporations  approve statutory mergers.

          Colorado

     Colorado  law  does  not  require  a  shareholder  vote  of  the  surviving corporation  in a merger  (unless  the  corporation  provides  otherwise  in its articles  of  incorporation)  if (a) the  merger  agreement  does not  amend the existing articles of incorporation,  with certain limited  exceptions,  (b) each
shareholder  of  the  surviving   corporation   whose  shares  were  outstanding
immediately  before  the  merger  will  hold the same  number  of  shares,  with identical designations, preferences, limitations and relative rights immediately after the merger, and (c) the number of shares outstanding immediately after the merger,  plus the number of shares  issued as a result of the  merger,  will not exceed more than twenty per cent (20%) of the total  number of voting  shares of the surviving corporation outstanding immediately before the merger.

     Unless one of these  exceptions are  available,  Colorado law requires that holders of a majority of the  outstanding  voting  shares of both  acquiring and
target   corporations   approve  statutory  mergers,   unless  the  articles  of
incorporation,  bylaws  adopted by the  shareholders,  or the board of directors require a supermajority  (greater than a simple majority) voting  requirement in connection with mergers.

     The articles of incorporation of Medix-COL  provide that if Medix-COL sells all or  substantially  all of its assets to,  merges or  consolidates  with,  or exchanges  all of  its  shares  with,  an  unaffiliated  third-party  that  is a beneficial owner of more than 10% of Medix-COL's  outstanding  shares of capital stock,  the holders of at least  two-thirds of Medix-COL's  outstanding  capital stock  would need to  approve  the  transaction,  unless  the  transaction  were approved by a majority of Medix-COL's  directors who were (a) directors prior to the transaction in which the unaffiliated  third-party became a beneficial owner of more  than 10% of  Medix-COL's  outstanding  shares of  capital  stock or (b)
elected by a majority of  Medix-COL's  directors  who were in office at the time that the unaffiliated  third-party became a beneficial owner of more than 10% of
Medix-COL's outstanding shares of capital stock.

          Delaware

     Delaware law contains a similar  exception to its voting  requirements  for reorganizations  where shareholders of the corporation  immediately prior to the reorganization  will own immediately after the reorganization  equity securities constituting  more than 80  percent  of the  voting  power of the  surviving  or acquiring corporation or its parent entity.

     Both  Delaware  law and  Colorado  law also  require  that a sale of all or substantially all of the assets of a corporation  otherwise than in the ordinary course of business be approved by a majority of the outstanding voting shares of the corporation transferring such assets.

     The certificate of  incorporation  of Medix-DEL  provides that if Medix-DEL sells all or substantially all of its assets to, merges or consolidates with, or exchanges  all of  its  shares  with,  an  unaffiliated  third-party  that  is a beneficial owner of more than 10% of Medix-DEL's  outstanding  shares of capital stock,  the holders of at least  two-thirds of Medix-DEL's  outstanding  capital stock would need to approve the  transaction.  Medix-DEL  did not include in its certificate  of  incorporation  a  provision  comparable  to  the  provision  in
Medix-COL's articles of incorporation  permitting approval of such a transaction by the holders of a majority of the  outstanding  capital stock if a majority of directors who were so-called "continuing directors" (that is, directors prior to the transaction in which the unaffiliated  third-party became a beneficial owner of more than 10% of Medix-DEL's outstanding shares of capital stock or directors elected by a majority of  Medix-DEL's  directors  who were in office at the time that the unaffiliated  third-party became a beneficial owner of more than 10% of
Medix-DEL's  outstanding  shares of  capital  stock)  approved  the  transaction because of case law in Delaware  with respect to the lack of  enforceability  of continuing director provisions in a related context. Instead, the certificate of incorporation of Medix-DEL permits approval of such a transaction by the holders of a majority of the outstanding capital stock if a majority of the entire board approves the transaction.

     Shareholder Approval of Certain Business Combinations under Delaware Law

     In recent years,  a number of states have adopted  special laws designed to make certain kinds of "unfriendly"  corporate  takeovers,  or other transactions involving a corporation  and one or more of its significant  shareholders,  more difficult.  Under Section 203 of the Delaware General  Corporations Law, certain
"business combinations" with "interested  stockholders" of Delaware corporations are subject to a three-year moratorium unless specified conditions are met.

     Section 203 prohibits a Delaware  corporation  from engaging in a "business combination" with an "interested stockholder" for three years following the date that such  person or entity  becomes an  interested  stockholder.  With  certain exceptions,  an interested  stockholder is a person or entity who or which owns, individually or with or through  certain other persons or entities,  15% or more of the corporation's  outstanding  voting stock (including any rights to acquire stock pursuant to an option, warrant,  agreement,  arrangement or understanding, or upon the exercise or conversion or exchange rights, and stock with respect to which the person has voting rights only), or is an affiliate or associate of the corporation  and was the owner,  individually  or with or through  certain other persons or entities,  of 15% or more of such voting stock at any time within the previous three years, or is an affiliate or associate of any of the foregoing.

     For  purposes of Section 203, the term  "business  combination"  is defined broadly to include mergers with or caused by the interested  stockholder;  sales or other dispositions to the interested stockholder (except proportionately with the corporation's  other  stockholders) of assets of the corporation or a direct or indirect  majority-owned  subsidiary  equal in aggregate  market value to ten percent  or more of the  aggregate  market  value of  either  the  corporation's consolidated assets or all of its outstanding stock; the issuance or transfer by the  corporation or a direct or indirect  majority-owned  subsidiary of stock of the  corporation or such  subsidiary to the interested  stockholder  (except for certain  transfers in a  conversion  or exchange or a pro rata  distribution  or certain other transactions,  none of which increase the interested stockholder's proportionate  ownership  of any class or series  of the  corporation's  or such subsidiary's  stock or of the  corporation's  voting  stock);  or receipt by the interested  stockholder (except  proportionately as a stockholder),  directly or indirectly,  of any loans,  advances,  guarantees,  pledges  or other  financial benefits provided by or through the corporation or a subsidiary.

     The three-year  moratorium imposed on business  combinations by Section 203 does not apply if:

     o    prior to the date on which  such  stockholder  becomes  an  interested stockholder,  the board of  directors  approves  either  the  business combination or the  transaction  that resulted in the person or entity becoming an interested stockholder;

     o    upon  consummation  of  the  transaction  that  made  him  or  her  an interested  stockholder,  the interested stockholder owns at least 85%
          of  the  corporation's  voting  stock  outstanding  at  the  time  the transaction commenced (excluding from the 85% calculation shares owned by  directors  who are also  officers  of the target  corporation  and shares  held  by  employee  stock  plans  that  do not  give  employee participants  the right to decide  confidentially  whether to accept a tender or exchange offer); or

     o    on or after the date  such  person or  entity  becomes  an  interested stockholder,  the board  approves the business  combination  and it is also approved at a stockholder  meeting by 66-2/3 % of the outstanding voting stock not owned by the interested stockholder.

     Section 203 only applies to publicly held corporations that have a class of voting stock that is

     o    listed on a national securities exchange,

     o    quoted on an  interdealer  quotation  system of a registered  national securities association or

     o    held of record by more than 2,000 stockholders.

     Although a Delaware  corporation to which Section 203 applies may elect not to be governed by Section 203, Medix-DEL does not intend to so elect.

     Section  203 will  encourage  any  potential  acquirer  to  negotiate  with
Medix-DEL's  board of  directors.  Section  203 also  might  have the  effect of limiting  the  ability of a  potential  acquirer  to make a  two-tiered  bid for
Medix-DEL in which all stockholders  would not be treated equally.  Shareholders should note,  however,  that the  application  of Section 203 to Medix-DEL  will confer  upon our board the power to reject a proposed  business  combination  in certain  circumstances,  even  though a  potential  acquirer  may be  offering a substantial  premium for Medix-DEL's shares over the then-current  market price.
Section 203 would also  discourage  certain  potential  acquirers  unwilling  to comply with its provisions.

          Interested Director Transactions

     Under both Delaware and Colorado law,  contracts or  transactions  in which one or more of a corporation's  directors has an interest are generally not void or voidable because of such interest,  provided that certain conditions, such as obtaining the required  approval and fulfilling the  requirements  of good faith and full  disclosure,  are met.  With certain  exceptions,  the  conditions  are similar under Delaware and Colorado law. To authorize or ratify the transaction, under Colorado law (a) either the shareholders or the  disinterested  members of the board of directors  must approve any such  contract or  transaction  in good faith  after full  disclosure  of the  material  facts,  or (b) the  contract or transaction  must have been fair as to the  corporation.  The same  requirements apply under Delaware law,  except that the fairness  requirement is tested as of the time the transaction is authorized,  ratified or approved by the board,  the shareholders  or a committee  of the board.  If board  approval  is sought,  the contract or transaction must be approved by a majority vote of the disinterested directors,  though  less than a majority  of a quorum,  except  that  interested directors may be counted for purposes of establishing a quorum.

     Loans to Directors and Officers

     The  Sarbanes-Oxley  Act of 2002  prohibits  the  extension  of  credit  to directors  and  executive  officers of public  corporations,  subject to certain
limited  exceptions.   The  discussion  below  does  not  give  effect  to  such
prohibition, which is perceived to supercede state law.

          Colorado

     The board of  directors  cannot make a loan to a director (or any entity in which such person has an interest), or guaranty any obligation of such person or entity,  until at least ten days after notice has been given to the shareholders who would be entitled to vote on the  transaction if it were being submitted for shareholder  approval.  The board of directors  may make loans to, or guarantees for,  officers on such terms as they deem appropriate  whenever,  in the board's judgment, the loan can reasonably be expected to benefit the corporation.

          Delaware

     The board of directors may make loans to, or guarantees for,  directors and officers  on such  terms  as they  deem  appropriate  whenever,  in the  board's judgment, the loan can reasonably be expected to benefit the corporation.

     Shareholder Derivative Suits

     Under both Delaware and Colorado law, a stockholder  may bring a derivative action on behalf of the corporation only if the stockholder was a stockholder of the  corporation  at the time of the  transaction  in  question or if his or her stock thereafter devolved upon him or her by operation of law.

          Colorado

     Colorado law provides that the corporation or the defendant in a derivative suit  may make a motion  to the  court  for an  order  requiring  the  plaintiff shareholder to furnish a security bond.

          Delaware

      Delaware does not have a similar bonding requirement.

     Appraisal/Dissenters' Rights

     Under both  Delaware  and  Colorado  law, a  shareholder  of a  corporation participating  in  certain  major  corporate  transactions  may,  under  varying circumstances,  be entitled to  appraisal/dissenters'  rights  pursuant to which such  shareholder may receive cash in the amount of the fair market value of his or her shares in lieu of the  consideration he or she would otherwise receive in the transaction. Under both Delaware and Colorado law, such fair market value is determined  exclusive of any element of value arising from the accomplishment or expectation of the transaction.

          Colorado

     Under  Colorado  law,  the major  corporate  transactions  that may entitle shareholders to  appraisal/dissenters'  rights are mergers, share exchanges, and the sale, lease,  exchange or other disposition of all, or substantially all, of the property of the corporation. A shareholder, whether or not entitled to vote, is  entitled  to dissent  and obtain  payment  of the fair  market  value of the shareholder's  shares  in  the  event  of  such  major  corporate  transactions.
Dissenters'  rights are not available to  shareholders  of the parent in certain mergers of  subsidiaries  that are at least  ninety  percent  (90%) owned by the
parent,  into  such  parent.   Dissenters  rights  also  are  not  available  to
shareholders  of a Colorado  corporation  with  respect to such major  corporate transactions  by a  corporation  the  shares  of which  are  either  listed on a national securities  exchange,  or on the national market system of the national association of securities  dealers  automated  quotation  system, or are held of record by more than 2,000 holders,  if such stockholders  receive only shares of the  surviving  corporation,  shares of any other  corporation  that are  either listed on a national securities exchange or on the national market system of the national association of securities dealers automated quotation system or held of record by more than 2,000  holders,  cash in lieu of fractional  shares,  or any combination of the foregoing.

          Delaware

     Appraisal  rights are not available (a) with respect to the sale,  lease or exchange of all or  substantially  all of the assets of a corporation,  (b) with respect to a merger or  consolidation  by a corporation  the shares of which are either  listed on a national  securities  exchange or are held of record by more than 2,000  holders if such  stockholders  receive only shares of the  surviving corporation  or shares  of any other  corporation  that are  either  listed on a national securities exchange or held of record by more than 2,000 holders,  plus cash in lieu of fractional shares of such  corporations,  or (c) to stockholders of a  corporation  surviving  a  merger  if no vote of the  stockholders  of the surviving corporation is required to approve the merger under certain provisions of Delaware law.

     Dissolution

          Colorado

     If the board of directors  initially  approves the  dissolution,  it may be approved by a simple  majority of the  outstanding  shares of the  corporation's stock entitled to vote, unless the articles of incorporation,  bylaws adopted by the shareholders,  or the board of directors  requires a supermajority  (greater than a simple  majority)  voting  requirement in connection  with  dissolutions.
Under  Colorado  law,  shareholders  may only initiate  dissolution  by way of a judicial proceeding.

          Delaware

     Unless the board of  directors  approves  the  proposal  to  dissolve,  the dissolution must be approved by all the  stockholders  entitled to vote thereon.
Only if the board of  directors  initially  approves the  dissolution  may it be approved by a simple  majority of the  outstanding  shares of the  corporation's stock  entitled to vote.  With  respect to such a  board-initiated  dissolution,
Delaware  law allows a Delaware  corporation  to include in its  certificate  of
incorporation  a  supermajority   (greater  than  a  simple   majority)   voting
requirement  in  connection  with  dissolutions.   Medix-DEL's   Certificate  of
Incorporation  contains  no  such  supermajority  requirement,  however,  and  a majority of the  outstanding  shares  entitled  to vote,  voting at a meeting at which a quorum is  present,  would be  sufficient  to approve a  dissolution  of
Medix-DEL that had previously been approved by the board of directors.

Vote Required

     The approval of a majority of the outstanding shares of our common stock is required to reincorporate in Delaware. Your board of directors recommends a vote
FOR  the  approval  of the  Company's  reincorporation  in  Delaware,  which  is designated as Proposal Two on the enclosed proxy card.

                                  PROPOSAL THREE

                          THE 2003 STOCK INCENTIVE PLAN

     On  February  10,  2003,  our  board  of  directors  adopted,   subject  to
shareholder approval,  the Medix Resources,  Inc. 2003 Stock Incentive Plan (the
"Stock Incentive Plan"). The purpose of the Stock Incentive Plan is to enable us to attract and retain qualified directors,  officers, employees and consultants, and to provide these  persons with an additional  incentive to contribute to our success.  The material aspects of the Stock Incentive Plan are summarized below.
We have attached a copy of the Stock  Incentive Plan to this proxy  statement as
Annex D. Shareholders are urged to read the plan in its entirety.

Administration

     The Stock Incentive Plan provides that it will be administered by our board of directors or any duly  created  committee  appointed by our board and charged with the  administration  of the Stock Incentive Plan. To the extent required in order to satisfy the  requirements  of Section  162(m) of the  Internal  Revenue
Code,  any  committee  will consist  solely of "outside  directors",  within the meaning of Section  162(m).  We will refer to the Board or any  committee  which administers  the Stock  Incentive  Plan as the  "Program  Administrator".  It is
currently  anticipated  that the Stock  Incentive Plan will be administered by a committee  consisting  of three  board  members to be  designated  by the board, except as otherwise required by Section 162(m) of the Code or as required by SEC or American Stock Exchange  rule-making.  The board may also designate a special committee to  administer  the Stock  Incentive  Plan to the extent  necessary to satisfy the requirements of Section 162(m) of the Code.

Structure

     The Stock Incentive Plan actually consists of four different plans - a plan
which   contemplates  the  grant  of  incentive  stock  options,  a  plan  which contemplates  the grant of  non-statutory  stock  options  (which we refer to as
"supplemental  stock  options"),  a plan which  contemplates  the grant of stock appreciation rights and a plan which permits the grant of performance shares.

Eligibility

     All directors,  officers,  employees and consultants of Medix Resources and our  subsidiaries  are eligible to receive  benefits  under the Stock  Incentive
Plan. As a matter of law, only employees are eligible to receive incentive stock options.  Grants under the Stock  Incentive Plan are  discretionary,  and we are unable,  at the present  time, to determine the identity or number of directors, officers,  other employees and consultants who may be granted benefits under the
Stock Incentive Plan in the future.

Types of Options

     The Program  Administrator may designate any option granted under the Stock
Incentive  Plan as either an  incentive  stock  option or a  supplemental  stock option, or the Program Administrator may designate a portion of the option as an incentive stock option and the remaining portion as a supplemental stock option.
Any portion of an option that is not expressly  designated as an incentive stock option  will be a  supplemental  stock  option.  To the  extent  that an  option intended to be granted as an incentive stock option fails to satisfy one or more requirements  applicable to incentive  stock options,  it will be deemed to be a supplemental stock option.

Other Awards

     In addition to stock options, the Stock Incentive Plan authorizes the grant of stock appreciation rights and performance  shares.  Stock appreciation rights may be granted in tandem with existing  stock  options or  separately  from such options.  Performance shares enable the Company to condition the grant of shares upon the satisfaction of certain specified milestones.

Exercise Period

     Subject to  modification by the Program  Administrator,  options granted to participants are generally  exercisable in 25% annual installments  beginning on the first  anniversary  of the date of grant and continuing for each of the next three  anniversaries  thereafter.  Unless previously  terminated by our board of directors,  the Stock  Incentive Plan will terminate on February 10, 2013.  Such termination  will have no impact upon options  granted prior to the  termination date. The maximum term of all options  granted under the Stock Incentive Plan is
10 years, provided, however, that any incentive stock option granted to a person who is the beneficial owner of more than 10% of the combined voting power of the
Company's  capital stock will cease to be exercisable  five years after the date such option is granted.

Exercise Price

     Options  granted  under the Stock  Incentive  Plan will have an exercise or payment price as  established  by the Program  Administrator,  provided that the exercise  price of incentive  stock options may not be less than the fair market value of the underlying  shares on the date of grant. If incentive stock options are  granted  to a person  who is the  beneficial  owner of more than 10% of the combined  voting power of the  Company's  capital  stock,  such options shall be granted at a price of not less than 110% of the fair market  value of the shares covered by the option.  If on the date of grant the common  stock is listed on a stock  exchange  (including  the  American  Stock  Exchange) or is quoted on the automated  quotation system of Nasdaq, the fair market value will be the closing sale price (or if such price is  unavailable,  the average of the high bid price and the low asked price) on such date. If no such prices are available, the fair market value shall be determined in good faith by the Program  Administrator  in accordance with generally accepted  valuation  principles and such other factors as the Program  Administrator deems relevant. On April 2, 2003, the closing sale price of a share of our common stock on the American Stock Exchange was $0.27.

Payment

     Upon exercise of an option  granted  under the Stock  Incentive  Plan,  the participant  will be required to provide the payment  price in full by certified or bank cashier's check or, if permitted by the Program Administrator, in shares of our common stock valued at fair market value on the date of exercise, or by a combination of a check and shares.  The Program  Administrator  may, in its sole discretion,  permit an optionee to make  "cashless  exercise"  arrangements.  In connection  with any  exercise of options,  we will have the right to collect or withhold from any payments under the Stock  Incentive Plan all taxes required to be withheld under applicable law.

Transferability

     Options   granted  under  the  Stock   Incentive  Plan  generally  will  be
nontransferable,  except  by will or by the laws of  descent  and  distribution.
During the lifetime of a participant,  an option generally may be exercised only by the participant and after the  participant's  death only by the participant's
executor,   administrator  or  personal   representative.   Notwithstanding  the
foregoing,  the Program Administrator may permit the recipient of a supplemental option to transfer such option to a family member or a trust,  limited liability company or partnership created for the benefit of a family member.

Termination of Employment

     If a participant ceases to be employed by Medix Resources or any subsidiary for cause,  then all options  shall  terminate  immediately.  If  employment  is terminated by Medix Resources or a subsidiary  without cause, the options may be exercised,  to the extent exercisable on the date of termination,  until 90 days after the date of termination.  If an optionee voluntarily terminates his or her employment,  the options may be exercised, to the extent exercisable on the date of termination, until 30 days after the date of termination.

     If a  participant  dies or becomes  disabled  while  employed  by us or any subsidiary,  then all options may be exercised, to the extent exercisable on the date of death or termination due to disability, at any time within twelve months after the date of death or such termination.

Amendment and Termination

     The Stock  Incentive  Plan may be amended or  terminated at any time by our board of  directors,  except that no amendment  may be made without  shareholder approval if such approval is required by applicable laws or regulations,  and no amendment  or revision  may alter or impair an  outstanding  option  without the consent  of the holder  thereof.  The Stock  Incentive  Plan will  terminate  on
February 10, 2013,  unless  earlier  terminated  by our board of  directors.  No options may be granted after  termination,  although such  termination  will not affect the status of any option outstanding on the date of termination.

Shares Subject to the Plan

     A total of  10,000,000  shares of common stock  (subject to  adjustment  as described  below)  may be issued  under the Stock  Incentive  Plan.  Any  shares delivered  pursuant to the Stock  Incentive  Plan may be authorized and unissued shares or treasury shares.

Adjustments

     The number of shares  available for option grants and the shares covered by
options  will  be  adjusted   equitably  for  stock  splits,   stock  dividends,
recapitalizations,  mergers and other changes in our capital  stock.  Comparable changes will be made to the exercise price of outstanding options. If any option should  terminate  for any reason  without  having been  exercised in full,  the unpurchased shares will again become available for option grants.

Change In Control

     The Stock Incentive Plan provides that all  outstanding  stock options will become  immediately  exercisable  upon the  occurrence  of a "change  in control event".  The Stock  Incentive Plan provides in general that a "change in control event" shall be deemed to have occurred if any of the following events occur:

     o    the  consummation  of any  merger of Medix  Resources  in which  Medix
          Resources is not the surviving  corporation  (expressly excluding from the  definition of a change in control a merger in which  shareholders of Medix Resources before the transaction continue to own at least one half of the outstanding voting common stock);

     o    the consummation of any sale, lease, exchange or other transfer of all or substantially all of the assets of the Company;

     o    approval by our  shareholders  of a plan of liquidation or dissolution of Medix Resources; and

     o    any action  pursuant to which any person (as defined in Section  13(d)
          of the  Securities  Exchange Act of 1934) shall become the  beneficial owner of more than 50% of our outstanding voting securities.

Additional Limitation

     No  participant  may receive  incentive  stock  options  that first  become exercisable in any calendar year in an amount exceeding  $100,000.  In addition, no one person may receive  options for more than 4,000,000  shares of our common stock in any calendar year.

Federal Income Tax Consequences

     BECAUSE OF THE  COMPLEXITY  OF THE  FEDERAL  INCOME TAX LAWS AND THE VARIED
APPLICABILITY  OF STATE,  LOCAL AND  FOREIGN  INCOME  TAX  LAWS,  THE  FOLLOWING
DISCUSSION  OF TAX  CONSEQUENCES  IS  GENERAL IN NATURE  AND  RELATES  SOLELY TO
FEDERAL INCOME AND EMPLOYMENT TAX MATTERS.  PARTICIPANTS  ARE ADVISED TO CONSULT
THEIR  PERSONAL TAX  ADVISORS  BEFORE  EXERCISING  AN OPTION OR DISPOSING OF ANY
STOCK  RECEIVED  PURSUANT TO THE EXERCISE OF ANY SUCH OPTION.  IN ADDITION,  THE
FOLLOWING  SUMMARY IS BASED UPON AN ANALYSIS  OF THE  INTERNAL  REVENUE  CODE OF
1986,  AS  CURRENTLY  IN EFFECT,  JUDICIAL  DECISIONS,  ADMINISTRATIVE  RULINGS,
REGULATIONS AND PROPOSED REGULATIONS, ALL OF WHICH ARE SUBJECT TO CHANGE.

     The Internal Revenue Code distinguishes between incentive stock options and supplemental  stock  options  (the  latter  also  known as  non-qualified  stock options).  A participant's  individual tax  consequences  will depend upon which type of option the participant  receives.  However, as to both types of options, no income  will be  recognized  to the  optionee  at the time of the grant of an option, nor will Medix Resources be entitled to a tax deduction at that time.

     Upon the  exercise  of a  supplemental  stock  option,  the  optionee  will recognize  compensation  income, which is subject to Federal income tax (as well as certain  employment  taxes and  withholding  rules) at ordinary income rates, which  generally  are higher  than the tax rates  imposed on  long-term  capital gains. The amount of income  recognized will equal the excess of the fair market value of the stock on the  exercise  date over the  exercise  price,  if any. We generally  will  be  entitled  to a tax  deduction  in an  amount  equal  to the compensation income then recognized by the optionee. If the shares acquired upon such  exercise are held for more than one year before  disposition,  any gain on disposition of such shares will be treated as long-term capital gain.

     For regular income tax purposes,  an optionee will not recognize any income upon the exercise of  incentive  stock  options.  However,  as noted below,  the excess of the fair market  value of the stock on the date of  exercise  over the
exercise  price  will  be  taken  into  account  in   determining   whether  the
"alternative minimum tax" will apply for the year of exercise.  Moreover,  under recently proposed  regulations,  certain Federal employment taxes may apply upon the exercise of incentive  stock  options  after  January 1, 2003. If the shares acquired  upon  exercise of  incentive  stock  options are held for at least two years  from the date of the  option  grant and for at least  one year  after the shares  are  acquired,  any gain or loss  upon the sale of such  shares  will be treated as long-term capital gain or loss,  generally measured by the difference between the sales price of the stock and the  exercise  price.  In general,  any disposition of the shares during either of those  two-year and one-year  holding periods  is  considered  a  "disqualifying  disposition".  In  the  event  of  a disqualifying disposition, an optionee will recognize compensation income in the year of  disposition  in an amount  equal to the  lesser of (i) the fair  market value of the stock on the date of exercise  minus the exercise price or (ii) the amount realized on disposition  minus the exercise  price.  The remainder of the gain will be treated as long-term or  short-term  capital gain,  depending  upon whether the stock has been held for more than one year.  If an optionee  makes a disqualifying  disposition,  we will  generally  be entitled to a tax  deduction equal to the amount of ordinary income  recognized by the optionee.  In general, if an optionee in  exercising  an option  tenders  shares of our common stock in partial or full payment of the option price,  no gain or loss will be recognized on the tender. However, if the tendered shares were previously acquired upon the exercise of an  incentive  stock  option and the tender is within two years from the date the option was  granted or one year after the date of  exercise  of the other option,  the tender will be a  disqualifying  disposition  of the tendered shares.

     As referred to above,  the  exercise of an  incentive  stock  option  could subject the optionee to the  alternative  minimum tax.  The  application  of the alternative  minimum tax to any particular  optionee depends upon the particular facts and circumstances  which exist with respect to the optionee in the year of exercise.  However, as a general rule, the amount by which the fair market value of our common  stock on the date of exercise of an option  exceeds the  exercise price of the option will  constitute  an item of  "adjustment"  for  purposes of determining the alternative  minimum tax that may be imposed. As such, this item will enter into the tax base on which the  alternative  minimum tax is computed, and may therefore cause the alternative minimum tax to apply in a given year.

Other Medix Resources Option Plans

     In 1994,  we adopted our Incentive  Stock Option Plan (the "1994 Plan").  A
total of 500,000 shares of our common stock initially were reserved for issuance under the 1994 Plan. The purpose of the 1994 Plan was to encourage  ownership of our common stock by our employees and to provide  additional  incentives for our employees to promote the success of our business.  The 1994 plan provided solely for the grant of qualified,  or incentive,  stock options ("ISOs"), to employees of Medix Resources and its  subsidiaries,  including  employees who are officers and/or directors. The maximum term of options granted under the 1994 Plan is ten years.  All options granted under the 1994 Plan must be granted at a price of at least 100% of fair market value (or 110% of fair market value in the case of 10%
shareholders).  Options  granted  to  officers  and  directors  are  immediately exercisable.  Options  granted  to all other  employees  are  subject to vesting schedules  determined  at the time of grant.  Optionees  under the 1994 Plan are prohibited  from disposing of shares  acquired upon option  exercises  until two years  after  the date of  option  grant  and one year  after the date of option exercise.

     In 1996,  we adopted our 1996 Stock  Incentive  Plan (the " 1996 Plan").  A
total of  4,000,000  shares of our common  stock  initially  were  reserved  for issuance  under  the  1996  Plan.  The  1996  plan  provided  for the  grant  of non-qualified  options  ("NQOs"),  stock awards and rights to purchase  stock to employees,  officers,  directors  and  consultants  of Medix  Resources  and its subsidiaries.  The maximum  term of options  granted  under the 1996 Plan is ten years and one day. The minimum  price for stock  options  granted under the 1996
Plan is the  lesser  of our  book  value  per  share  as of the  last day of the preceding fiscal year or 50% fair market value of a share of our common stock on the grant date.  Awards and purchases are to be made at the fair market value of a share of our  common  stock on the grant  date.  Vesting  of stock  options is determined by the committee administering the 1996 Plan at the time of grant.

     In August 1999,  your board  approved and  authorized our 1999 Stock Option
Plan (the  "1999  Plan"),  which  provides  for the grant of ISOs and NQOs.  The purpose of the 1996 Plan and the 1999 Plan was to enable our  company to provide opportunities  for certain  officers and key  employees to acquire a proprietary interest in our company,  to increase  incentives for such persons to contribute to our performance and further  success,  and to attract and retain  individuals with  exceptional  business,  managerial and  administrative  talents,  who will contribute to our progress, growth and profitability.

     Under the terms of the 1999 Plan, all officers and employees of our company are eligible for ISOs. Our company  determines in its discretion,  which persons will receive ISOs, the applicable  exercise  price,  vesting  provisions and the exercise  term  thereof.  The terms and  conditions of option grants differ from optionee to optionee and are set forth in the optionees' individual stock option agreement.  Such options  generally  vest over a period of one or more years and expire  after up to ten years.  In order to  qualify  for  certain  preferential treatment  under the Code,  ISOs must satisfy  certain  statutory  requirements.
Options that fail to satisfy those requirements will be deemed NQOs and will not receive  preferential  treatment under the Code.  Upon exercise,  shares will be issued upon payment of the exercise  price in cash, by delivery of shares of our common stock,  by delivery of options or a combination  of any of these methods.
At our 2001 Annual Meeting,  our shareholders  approved an increase of 3,000,000 shares to 13,000,000 as the amount of total shares of our common stock  reserved for issuance under the 1999 Plan.

     As of March 24, 2003,  we had issued  6,197,060  shares of our common stock upon exercise of options to current or former  employees and directors,  and had
10,430,000  shares  covered  by  outstanding  options  held by current or former employees and directors,  with exercise prices ranging form $.25 to $4.97.  Such options have been granted under the 1994 Plan,  the 1996 Plan, the 1999 Plan and under options granted outside of our stock option plans.

     The following  table gives  information  about our common stock that may be issued upon the  exercise of options,  warrants  and rights under our 1994 Plan,
1996 Plan and1999 Plan and under stock options  granted  outside of these plans.
These plans were our only equity compensation plans in existence as of March 24,
2003.

                           (a)                                     (c)
                        Number Of                           Number of Securities
                     Securities To Be          (b)         Remaining Available for
                       Issued Upon      Weighted-Average     Future Issuance Under
                       Exercise Of      Exercise Price of  Equity Compensation Plans
                       Outstanding         Outstanding      (Excluding Securities
                    Options, Warrants   Options, Warrants        Reflected in
  Plan Category        and Rights           and Rights            Column (a))
-----------------   -----------------   -----------------  -------------------------

Equity
Compensation Plans
Approved by
Shareholders............  9,430,000             $1.10              595,000

Equity
Compensation Plans
Not Approved by
Shareholders........     10,318,972             $0.49                   0

Total                    19,748,972             $0.78             595,000

Vote Required

     Our  proposed  2003  Stock  Incentive  Plan  will be deemed  approved  if a majority  of the votes cast at the  special  meeting is cast for such  proposal, assuming a quorum is present.  Your board of directors recommends a vote FOR the approval of the 2003 Stock Incentive Plan, which is designated as Proposal Three on the enclosed proxy card.

                                     EXPERTS

     The consolidated financial statements of Medix Resources as of December 31,
2002 and 2001,  and for each of the three years in the period ended December 31,
2002 appearing in our Annual report on Form 10-K for the year ended December 31,
2002 have been audited by Ehrhardt  Keefe  Steiner & Hottman  P.C.,  independent
auditors,   as  stated  in  their  report  appearing  therein,   and  have  been
incorporated  herein by reference in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

                                  OTHER MATTERS

     Representatives of Ehrhardt Keefe Steiner & Hottman P.C. are expected to be present at our special  meeting with the  opportunity to make statements if they so desire.

     We know of no matters to be presented at the special meeting other than the matters described in this proxy statement. However, if any other matters do come before the meetings, it is intended that the holders of the proxies will vote on such matters in their discretion.

                       WHERE YOU CAN FIND MORE INFORMATION

     Medix Resources files reports,  proxy statements and other information with the SEC under the  Securities  Exchange  Act of 1934.  Please call the SEC at l-
800-SEC-0330 for further information on the public reference rooms. You may read and copy such information at the following locations of the SEC:

Public Reference Room                     Midwest Regional Office
450 Fifth Street, N.W.                    Citicorp Center
Room 1024                                 500 West Madison Street
Washington, D.C.                          Suite 1400
      20539                               Chicago, Illinois
                                          60661-2511

Northeast Regional Office
233 Broadway
Woolworth Building
New York, New York 10279

     You may also  obtain  copies of this  information  by mail from the  Public
Reference  Section of the SEC, 450 Fifth Street,  N.W.,  Room 1024,  Washington,
D.C. 20549, at prescribed  rates.  The SEC also maintains an Internet World Wide
Web site that contains  reports,  proxy statements and other  information  about issuers, like Medix Resources, who file electronically with the SEC. The address of that site is http://www.sec.gov.

     You may also inspect  copies of this  information  at the public  reference facilities of the American  Stock  Exchange,  located at 86 Trinity  Place,  New
York, New York 10006.

                                          By Order of the Board of Directors

                                          Mark Lerner, Secretary

April 4, 2003

^

                             MEDIX RESOURCES, INC.

                        Consolidated Financial Statements
                                       and
                          Independent Auditors' Report
                           December 31, 2002 and 2001

                              MEDIX RESOURCES, INC.

Independent Auditors' Report

Consolidated Financial Statements

Consolidated Balance Sheets

Consolidated Statements of Operations

Consolidated Statement of Changes in Stockholders' Equity

Consolidated Statements of Cash Flows

Notes to Consolidated Financial Statements

                          INDEPENDENT AUDITORS' REPORT

Board of Directors and Stockholders
Medix Resources, Inc.
New York, NY

We have audited the accompanying consolidated balance sheets of Medix Resources,
Inc. and  subsidiaries  (the Company) as of December 31, 2002 and 2001,  and the
related consolidated  statements of operations,  changes in stockholders' equity and cash flows for each of the three  years in the  period  ended  December  31,
2002. These  consolidated  financial  statements are the  responsibility  of the
Company's  management.  Our  responsibility  is to  express  an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the  United  States of  America.  Those  standards  require  that we plan and perform the audit to obtain reasonable  assurance about whether the consolidated financial  statements  are free of  material  misstatement.  An  audit  includes examining,  on a test basis,  evidence supporting the amounts and disclosures in the  consolidated  financial  statements.  An audit also includes  assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall  consolidated  financial  statement  presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated  financial statements referred to above present fairly,  in all material  respects,  the financial  position of Medix Resources,
Inc. and subsidiaries as of December 31, 2002 and 2001, and the results of their operations  and their cash flows for each of the years in the three year  period ended  December 31, 2002 in  conformity  with  accounting  principles  generally accepted in the United States of America.

The accompanying  consolidated  financial statements have been prepared assuming the Company  will  continue as a going  concern.  As  discussed in Note 2 to the consolidated financial statements,  the Company has experienced recurring losses and has a working  capital  deficit  which  raise  substantial  doubt  about its ability to continue  as a going  concern.  Management's  plans  regarding  those matters also are described in Note 2. The consolidated  financial  statements do not  include  any  adjustments  that  might  result  from  the  outcome  of this uncertainty.

                                          /s/Ehrhardt Keefe Steiner & Hottman PC
                                             Ehrhardt Keefe Steiner & Hottman PC
February 14, 2003
Denver, Colorado

                              MEDIX RESOURCES, INC.

                           Consolidated Balance Sheets

                                                                 December 31,
                                                         --------------------
                                                              2002          2001
                                                         -----------------------
                                      Assets

Current assets
  Cash ....................................................   $  1,369,000    $      8,000
  Stock subscription receivable ...........................         76,000            --
  Prepaid expenses and other ..............................        478,000         344,000
                                                              ------------    ------------
      Total current assets ................................      1,923,000         352,000
                                                              ------------    ------------

Non-current assets
  Software development costs, net .........................           --           649,000
  Property and equipment, net .............................        265,000         365,000
  Goodwill, net ...........................................      1,605,000       1,735,000
                                                              ------------    ------------
      Total non-current assets ............................      1,870,000       2,749,000
                                                              ------------    ------------

Total assets ..............................................   $  3,793,000    $  3,101,000
                                                              ============    ------------

                       Liabilities and Stockholders' Equity

Current liabilities
  Notes payable ...........................................   $    175,000    $    158,000
  Accounts payable ........................................        961,000         851,000
  Accounts payable - related parties ......................        130,000         166,000
  Accrued expenses ........................................        736,000         581,000
  Deferred revenue ........................................        173,000            --
                                                              ------------    ------------
      Total current liabilities ...........................      2,175,000       1,756,000
                                                              ------------    ------------

Commitments and contingencies

Stockholders' equity
  1996 Preferred stock, 10% cumulative convertible, $1
   par value, 488 shares authorized, 155 shares issued,
   1 share outstanding, liquidation preference $17,000 ....           --              --
  1997 convertible preferred stock, $1 par value, 300
   shares authorized, 167.15 shares issued, zero shares
   outstanding ............................................           --              --
  1999 Series A convertible preferred stock, $1 par
   value, 300 shares authorized, 300 shares issued,
   zero shares outstanding ................................           --              --
  1999 Series B convertible preferred stock, $1 par
   value, 2,000 shares authorized, 1,832 shares issued,
   zero and 50 shares outstanding, liquidation
   preference $0 and $50,000 ..............................           --              --
  1999 Series C convertible stock, $1 par value, 2,000
   shares authorized, 1,995 shares issued, 75 and 375
   shares outstanding, liquidation preference $75,000
   and $375,000 ...........................................           --              --
  Common stock, $.001 par value, 125,000,000 shares
   authorized, 77,160,817 and 56,651,407 issued and
   outstanding, respectively ..............................         77,000          56,000
  Dividends payable with common stock .....................          9,000           7,000
  Additional paid-in capital ..............................     44,605,000      35,341,000
  Accumulated deficit .....................................    (43,073,000)    (34,059,000)
                                                              ------------    ------------
      Total stockholders' equity ..........................      1,618,000       1,345,000
                                                              ------------    ------------

Total liabilities and stockholders' equity ................   $  3,793,000    $  3,101,000
                                                              ============    ============

                 See notes to consolidated financial statements.

                              MEDIX RESOURCES, INC.

                      Consolidated Statements of Operations

                                                       For the Years Ended
                                                          December 31,
                                           ------------------------------------------
                                               2002           2001            2000
                                           ------------    -----------    -----------

Revenues ................................   $       --      $   29,000   $    326,000

Costs and expenses
  Software and technology costs .........     2,366,000      1,288,000        865,000
  Selling, general and administrative
    expenses ............................     5,912,000      5,746,000      5,925,000
  Costs associated with terminated
    acquisition .........................       309,000            --             --
  Impairment of intangible assets .......           --       1,111,000            --
                                           ------------    -----------    -----------
      Total operating expenses ..........     8,587,000      8,145,000      6,790,000
                                           ------------    -----------    -----------

Other income (expense)
  Other income ..........................        22,000         12,000        163,000
  Interest expense ......................       (76,000)      (104,000)       (43,000)
  Loss on disposal of assets ............       (69,000)          --             --
  Financing costs .......................      (304,000)    (2,428,000)          --
                                           ------------    -----------    -----------
      Total other (expense) income ......      (427,000)    (2,520,000)       120,000
                                           ------------    -----------    -----------

Loss from continuing operations .........    (9,014,000)   (10,636,000)    (6,344,000)
                                           ------------    -----------    -----------

Discontinued operations .................           --             --         929,000
                                           ------------    -----------    -----------

Net loss ................................    (9,014,000)   (10,636,000)    (5,415,000)

Preferred stock dividends ...............           --             --          (1,000)
                                           ------------    -----------    -----------

Net loss available to common stockholders  $ (9,014,000)  $(10,636,000)   $(5,416,000)
                                           ============    ===========    ===========

Basic and diluted weighted average
 common shares outstanding ..............    63,417,283     50,740,356     41,445,345
                                           ============    ===========    ===========

Basic and diluted loss per common share
 - continuing operations ................   $     (0.14)   $     (0.21)   $     (0.15)
Basic and diluted income (loss) per
 common share - discontinued operations .           --             --            0.02
                                           ------------    -----------    -----------

Basic and diluted loss per common share .   $     (0.14)   $     (0.21)   $     (0.13)
                                           ============    ===========    ===========

(Continued on following page.)

                 See notes to consolidated financial statements.

                              MEDIX RESOURCES, INC.

                      Consolidated Statements of Operations

(Continued from previous page.)

Had the Company  adopted SFAS 142 as of January 1, 2000, the historical  amounts previously reported would have been adjusted to the following:

                                                       For the Years Ended
                                                          December 31,
                                           ------------------------------------------
                                               2002           2001            2000
                                           ------------    -----------    -----------

Net loss as reported                      $ (9,014,000)   $(10,636,000)  $ (5,415,000)
Add back: Goodwill amortization                      -         209,000        205,000
                                           ------------    -----------    -----------

Adjusted net loss                         $ (9,014,000)   $(10,427,000)  $ (5,210,000)
                                           ============    ===========    ===========

Basic and diluted loss per share as       $       (0.14)  $      (0.21)  $      (0.15)
                                           ============    ===========    ===========
reported

Goodwill amortization                     $          -   $          -  $          -
                                           ============    ===========    ===========

Adjusted loss per share                   $       (0.14)  $      (0.21) $       (0.15)
                                           ============    ===========    ===========

                 See notes to consolidated financial statements.

                              MEDIX RESOURCES, INC.

            Consolidated Statement of Changes in Stockholders' Equity
              For the Years Ended December 31, 2002, 2001 and 2000

                                                                                                         1999 Series                    1999 Series             1999 Series                                                 Dividend                       Total
                                   1996 Preferred Stock          Preferred Stock 1997                 A Preferred Stock              B Preferred Stock        C Preferred Stock         Common Stock         Additional      Payable                   Stockholders'
                               ----------------------------   ------------------------------   --------------------------------  ------------------------  -----------------------   ----------------------    Paid-in     with Common    Accumulated     Equity
                                  Shares          Amount          Shares           Amount           Shares           Amount        Shares       Amount      Shares       Amount       Shares       Amount      Capital       Stock          Deficit      (Deficit)
                               ------------   -------------   --------------    ------------   ---------------    -------------  ----------   -----------  --------    -----------   ----------  ----------  -----------   ------------   -----------  -------------

Balance - December 31, 1999        1.00        $     --             5.00            $   --            185             $   --        817        $  1,000      1,995       $ 2,000     27,642,691  $27,000     $20,329,000    $  25,000    $(18,008,000)   $  2,376,000

Conversion of note
 payable into common
 stock ....................          --              --               --                --             --                 --         --              --         --            --        800,000    1,000         399,000           --              --         400,000

Warrants issued in
 legal settlement .........          --              --               --                --             --                 --         --              --         --            --             --       --         238,000           --              --         238,000

Common stock issued in
 connection with ADC
 merger ...................          --              --               --                --             --                 --         --              --         --            --         60,400       --         374,000           --              --         374,000

Preferred stock
 conversions ..............          --              --            (5.00)               --           (185)                --       (767)         (1,000)    (1,120)       (1,000)     4,564,000     5,000         18,000      (21,000)             --              --

Exercise of warrants ......          --              --               --                --             --                 --         --              --         --            --      9,352,620     9,000      4,585,000           --              --       4,594,000

Exercise of stock
 options ..................          --              --               --                --             --                 --         --              --         --            --      4,039,734     4,000      1,493,000           --              --       1,497,000

Stock options and
 warrants issued for
 services .................          --              --               --                --             --                 --         --              --         --            --             --        --        138,000           --              --         138,000

Cancellation of shares
 issued in error ..........          --              --               --                --             --                 --         --              --         --            --       (142,423)       --             --           --              --              --

Net loss ..................          --              --               --                --             --                 --         --              --         --            --             --        --             --           --      (5,415,000)     (5,415,000)

Dividends declared ........          --              --               --                --             --                 --         --              --         --            --             --        --         (1,000)       1,000              --              --
                               ------------   -------------   --------------    ------------   ---------------    -------------  ----------   -----------  --------    -----------   ----------  ----------  -----------   ------------   -----------   -------------

Balance - December 31, 2000        1.00              --               --                --             --                 --         50              --        875         1,000     46,317,022    46,000     27,573,000        5,000     (23,423,000)      4,202,000

Exercise of options and
 warrants .................          --              --               --                --             --                 --         --              --         --            --      1,462,642     1,000        368,000           --              --         369,000

Warrants and in the
 money conversion
 feature issued with
 convertible note
 payable ..................          --              --               --                --             --                 --         --              --         --            --             --        --        581,000           --              --         581,000

Stock issued on
 conversion of note
 payable ..................          --              --               --                --             --                 --         --              --         --            --      2,618,066     3,000      2,823,000           --              --       2,826,000

Stock and warrants
 issued in private
 placement ................          --              --               --                --             --                 --         --              --         --            --      1,872,308     2,000      2,061,000           --              --       2,063,000

Preferred stock
 conversions ..............          --              --               --                --             --                 --         --              --       (500)       (1,000)     1,000,000     1,000             --           --              --              --

Stock issued with
 equity line ..............          --              --               --                --             --                 --         --              --         --            --      3,291,369     3,000      1,507,000           --              --       1,510,000

Stock and warrants
 issued in legal
 settlement ...............          --              --               --                --             --                 --         --              --         --            --         90,000        --        285,000           --              --         285,000

Stock options and
 warrants issued for
 services .................          --              --               --                --             --                 --         --              --         --            --             --        --        145,000           --              --         145,000

Net loss ..................          --              --               --                --             --                 --         --              --         --            --             --        --             --           --              --     (10,636,000)

Dividends declared ........          --              --               --                --             --                 --         --              --         --            --             --        --         (2,000)       2,000              --              --
                               ------------   -------------   --------------    ------------   ---------------    -------------  ----------   -----------  --------    -----------   ----------  ----------  -----------   ------------   -----------   -------------

Balance - December 31, 2001        1.00              --               --                --             --                 --         50              --        375            --     56,651,407    56,000     35,341,000        7,000              --       1,345,000

Extension of warrant
 exercise period ..........          --              --               --                --             --                 --         --              --         --            --             --        --         58,000           --              --          58,000

Exercise of options and
 warrants .................          --              --               --                --             --                 --         --              --         --            --      1,746,975     2,000        815,000           --              --         817,000

In the money conversion
 feature issued with
 convertible note
 payable ..................          --              --               --                --             --                 --         --              --         --            --             --        --         70,000           --              --          70,000

Warrants issued in
 satisfaction of
 liability ................          --              --               --                --             --                 --         --              --         --            --             --        --        590,000           --              --         590,000

Stock issued on
 conversion of note
 payable ..................          --              --               --                --             --                 --         --              --         --            --      2,405,216     2,000      1,046,000           --              --       1,048,000

Stock and warrants
 issued in private
 placements, net of
 offering expenses of                --              --               --                --             --                 --         --              --         --            --    $13,702,500    14,000      5,187,000           --              --       5,201,000

Preferred stock
 conversions ..............          --              --               --                --             --                 --        (50)             --       (300)           --        700,000     1,000             --           --              --           1,000

Stock issued with
 equity line, net of
 offering costs of                   --              --               --                --             --                 --         --              --         --            --      1,954,719     2,000        970,000           --              --         972,000

Stock options and
 warrants issued for
 consulting services ......          --              --               --                --             --                 --         --              --         --            --             --        --        260,000           --              --         260,000

Stock options issued to
 officer for financial
 support ..................          --              --               --                --             --                 --         --              --         --            --             --        --        132,000           --              --         132,000

Fair value of option
 vesting acceleration .....          --              --               --                --             --                 --         --              --         --            --             --        --         94,000           --              --          94,000

Warrants issued to
 officer for cash
 advance made .............          --              --               --                --             --                 --         --              --         --            --             --         --        44,000           --              --          44,000

Net loss ..................          --              --               --                --             --                 --         --              --         --            --             --         --            --           --              --      (9,014,000)

Dividends declared ........          --              --               --                --             --                 --         --              --         --            --             --         --        (2,000)       2,000              --              --
                               ------------   -------------   --------------    ------------   ---------------    -------------  ----------   -----------  --------    -----------   ----------  ----------  -----------   ------------   -----------   -------------

Balance - December 31, 2002        1.00          $   --               --            $   --             --            $    --      $  --           $  --         --          $ --    $77,160,817    $77,000   $44,605,000       $9,000    $(43,073,000)    $ 1,618,000
                               ============   =============   ==============    ============   ===============    ============== ==========   ===========  ========    ===========   ==========  ==========  ===========   ============   ===========   =============

                 See notes to consolidated financial statements.

                              MEDIX RESOURCES, INC.

                      Consolidated Statements of Cash Flows

                                                       For the Years Ended
                                                          December 31,
                                           --------------------------------------------
                                               2002            2001            2000
                                           ------------    ------------    ------------
Cash flows from operating activities
  Net loss .............................   $ (9,014,000)   $(10,636,000)   $ (5,415,000)
                                           ------------    ------------    ------------
  Adjustments to reconcile net loss to
   net cash used in operating activities
   Depreciation and amortization .......        343,000         488,000         426,000
   Compensation expense relating to
     stock options .....................         94,000            --              --
   Loss on disposal of assets ..........         69,000            --              --
   Write-off of capitalized software
     project costs .....................      1,066,000            --              --
   Impairment of intangible assets .....           --         1,111,000            --
   Financing costs .....................        304,000       2,428,000            --
   Common stock, options and warrants
    issued for settlements .............           --           149,000            --
   Common stock, options and warrants
    issued for services ................        260,000         145,000         376,000
   Warrants issued associated with
     convertible debt ..................           --              --              --
   Gain on sale of staffing business ...           --              --        (1,102,000)
   Change in net assets of discontinued
     operations ........................           --              --           857,000
   Changes in assets and liabilities
     Accounts receivable, net ..........           --            49,000         (29,000)
     Prepaid expenses and other ........        238,000        (119,000)        (49,000)
     Accounts payable and accrued
      liabilities ......................        998,000         988,000        (237,000)
     Deferred revenue ..................        173,000            --              --
                                           ------------    ------------    ------------
                                              3,545,000       5,239,000         242,000
                                           ------------    ------------    ------------
      Net cash used in operating
       activities ......................     (5,469,000)     (5,397,000)     (5,173,000)
                                           ------------    ------------    ------------

Cash flows from investing activities
  Proceeds from sale of divisions ......           --              --           500,000
  Software development costs incurred ..       (633,000)       (434,000)       (495,000)
  Purchase of property and equipment ...        (96,000)        (70,000)       (400,000)
  Purchase of software license .........           --              --          (720,000)
  Proceeds from notes receivable .......           --              --           500,000
  Business acquisition costs, net of
   cash acquired .......................           --              --           (94,000)
                                           ------------    ------------    ------------
      Net cash used in investing
       activities ......................       (729,000)       (504,000)       (709,000)
                                           ------------    ------------    ------------

Cash flows from financing activities
  Proceeds from issuance of debt and
   notes payable .......................      1,000,000       1,824,000         178,000
  Payments under financing agreement ...           --              --          (484,000)
  Principal payments on debt and notes
   payable .............................       (355,000)       (303,000)       (125,000)
  Issuance of preferred and common
   stock, net of offering costs ........      6,097,000       3,012,000            --
  Proceeds from the exercise of options
   and warrants ........................        817,000         369,000       6,091,000
                                           ------------    ------------    ------------
      Net cash provided by financing
       activities ......................      7,559,000       4,902,000       5,660,000
                                           ------------    ------------    ------------

Net increase (decrease) in cash ........      1,361,000        (999,000)       (222,000)

Cash - beginning of year ...............          8,000       1,007,000       1,229,000
                                           ------------    ------------    ------------

Cash - end of year .....................   $  1,369,000    $      8,000    $  1,007,000
                                           ============    ============    ============

(Continued on the following page.)

                 See notes to consolidated financial statements.

                              MEDIX RESOURCES, INC.

                      Consolidated Statements of Cash Flows

(Continued from the previous page.)

Supplemental disclosure of cash flow information:

Cash paid for:                      Interest
                                  ----------

    2002                          $     28,000
    2001                          $     42,000
    2000                          $     21,000

Supplemental disclosure of non-cash activity:

     Dividends declared payable in common stock were $2,000,  $2,000, and $1,000 for December 31, 2002, 2001 and 2000, respectively.

     During  2002,  50 and 300 shares of the series B and C preferred  stock was converted into 100,000 and 600,000 shares of common stock, respectively.

     During 2002, a $1,000,000  convertible  note payable and $48,000 of accrued interest were converted and redeemed into 2,405,216 shares of common stock.

     During 2002, the Company issued options and warrants valued at $260,000 for consulting services provided.

     During 2002, the Company recorded $70,000 for the value of the in-the-money conversion feature on the debt.

     During 2002, an accrued  liability of $590,000 for warrants  earned in 2001 was satisfied through the issuance of the warrants.

     During 2002,  options valued at $132,000 as financing  costs were issued to an officer for past financial support.

     During 2002,  warrants were issued to a related  party in  connection  with advances provided valued at $44,000.

     During 2002,  private stock  offering  proceeds were reduced by $76,000 for subscription receivable for cash not received.

     During 2002, the Company financed  insurance premiums of $372,000 through a finance company.

     During 2002,  the Company  extended the  exercise  period of warrants  that expired.  The value of the  extension was $58,000 and recorded as financing costs.

     During 2002, the Company wrote off old payroll tax  liabilities of $130,000 assumed in the Cymedix  acquisition  which were  recorded as a reduction to goodwill.

     During  2002,  the  Company  accelerated  the  vesting  period for a former officer's stock options  pursuant to a severance  agreement.  Fair value of the acceleration was calculated at $94,000.

(Continued on following page.)

                 See notes to consolidated financial statements.

                              MEDIX RESOURCES, INC.

                      Consolidated Statements of Cash Flows

(Continued from the previous page.)

     During 2001, 500 shares of the series C preferred  stock was converted into
     1,000,000 shares of common stock.

      During 2001,  $1,500,000  note payable  advances under a credit  facility and
     $40,000 of accrued interest were converted and redeemed into 2,618,066 shares of common stock.

     During 2001,  the Company issued 90,000 shares of common stock and warrants valued at $285,000 in connection  with  settlement of certain legal claims, of which  $137,000  was an  adjustment  to goodwill  related to the Cymedix acquisition.

     During 2001, the Company issued options and warrants valued at $145,000 for services provided.

     During 2001,  the Company  issued  829,168  warrants  valued at $506,000 in connection  with a convertible  note payable credit  facility.  The Company also recorded $75,000 for the value of the in-the-money  conversion feature on the debt.

     During 2001,  shares issued in private  placements  in connection  with its note payable credit  facility at below market prices  resulted in financing costs of $448,000.

     During  2001,  warrants  issued to  finders  under  private  placements  in connection  with its note payable  credit  facility were valued at $113,000 and recorded as financing costs.

     During  2001,  shares  issued for  conversions  and  redemptions  under the convertible  notes payable credit  facility at modified  conversion  prices resulted in financing costs of $1,286,000.

     During  2001,  the Company  issued  warrants  in  connection  with  private placements  of common  stock in  connection  with its note  payable  credit facility valued at $415,000.

     During 2001, the Company wrote off old payroll tax  liabilities of $100,000 assumed in the Cymedix acquisition which reduced goodwill.

     During 2000, 5.0 units of the 1997 preferred  stock, 185 shares of the 1999
     Series A preferred  stock,  767 shares of the Series B preferred stock, and
     1,120 shares of the series C preferred  stock were converted into 4,564,000 shares of common stock.

     During  2000,  the  Company   acquired  the  assets  and  assumed   certain
     liabilities of a business from a related party (Note 4).

     During 2000, the Company disposed of the remainder of its staffing business
     (Note 2).

     During  2000,  the Company  converted a $400,000  note payable into 800,000 shares of common stock.

                 See notes to consolidated financial statements.

                              MEDIX RESOURCES, INC.

                   Notes to Consolidated Financial Statements

Note 1 - Description of Business and Summary of Significant Accounting Policies

The Company develops and intends to market healthcare  communication  technology products for electronic  prescribing of drugs,  laboratory orders and laboratory results.  These  technologies  are designed to provide  connectivity  of medical related information between point-of-care  providers ("POCs") (i.e. physician or caretaker) and specific  healthcare value chain  intermediaries  ("HVCIs") (e.g.
pharmacy, lab, pharmacy benefit managers,  pharmaceutical companies,  etc.). The
Company's  technology is designed to improve the accuracy and the  efficiency of the processes of drug  prescribing and the ordering of laboratory  tests and the receiving of laboratory  results. In February of 2000, the Company completed the divestiture of its healthcare staffing businesses in (Note 3).

Principles of Consolidation

The accompanying consolidated financial statements include the accounts of Medix
Resources,  Inc. and its subsidiary,  Cymedix Lynx  Corporation  (Cymedix).  All intercompany accounts and transactions have been eliminated in consolidation.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally  accepted in the United States of America requires  management to make estimates  and  assumptions  that  affect  the  reported  amounts  of assets and liabilities, disclosures of contingent assets and liabilities at the date of the financial  statements and the reported  amounts of revenues and expenses  during the reporting period. Actual results could differ from those estimates.

Concentrations of Credit Risk

It is the  Company's  policy to extend  credit to its  customers  in the  normal course of business.  It is also our policy to reduce credit risk by periodically performing  credit  analysis  and  monitoring  the  financial  condition  of our customers.

Fair Value of Financial Instruments

The carrying amounts of financial  instruments  including  accounts  receivable, notes receivable,  accounts payable and accrued expenses  approximate their fair values as of December 31, 2002 and 2001 due to the relatively  short maturity of these instruments.

The carrying  amounts of notes  payable and debt issued  approximate  their fair value  as of  December  31,  2002  and  2001  because  interest  rates  on these instruments approximate market interest rates.

Revenue Recognition

It is the  company's  policy to record  revenue  when  transaction  services are provided  to  its  customers  through  the  use of its  suite  of  communication software. Revenue will also be recorded for monthly subscription services earned as those monthly services are provided.  The Company does not currently generate
any  revenue  from  the  licensing,   sale  or  installation  of  its  suite  of
communication software.

It  is  the  Company's  policy  to  recognize  revenue  when  the  communication transaction has been completed by the customer, persuasive evidence of the terms of the arrangement exist, its fee is fixed and determinable,  and collectibility is reasonably assured. Delivery takes place electronically when the customer has completed the exchange  (transmission or receipt) of data. Revenue is charged to the customer on a per transaction  basis as each  transaction is completed or as monthly subscription services are provided and are billed monthly.

Income Taxes

The  Company  recognizes  deferred  tax  liabilities  and  assets  based  on the differences  between the tax basis of assets and  liabilities and their reported amounts in the  financial  statements  that will result in taxable or deductible amounts in future years. The Company's  temporary  differences  result primarily from capitalized software development costs, depreciation and amortization,  and net operating loss carryforwards.

Property and Equipment

Property and equipment is stated at cost. Depreciation is provided utilizing the straight-line  method over the estimated useful lives for owned assets,  ranging from 3 to 7 years.

Software and Technology Costs

The Company  applies the  provisions  of Statement of Position  98-1 (SOP 98-1),
"Accounting  for Costs of Computer  Software  Developed for Internal  Use".  The
Company  accounts for costs incurred in the development of computer  software as software research and development  costs until the preliminary  project stage is completed.  Direct costs incurred in the development of software are capitalized once the  preliminary  project stage is completed,  management  has committed to funding the project and  completion  and use of the  software  for its  intended purpose are probable.  The Company ceases  capitalization  of development  costs once the software has been substantially completed and is ready for its intended use. Software  development costs are amortized over their estimated useful lives of five years.  Costs associated with upgrades and  enhancements  that result in additional functionality are capitalized.

Included in software costs are those costs associated with software research and development  efforts  that have not been  capitalized  under SOP 98-1.  Software research and development costs totaled $691,000, $1,075,000 amd $685,000 for the years ended December 31, 2002, 2001 and 2000, respectively.

Software costs also include the  amortization of capitalized  software costs and license fees paid to service  providers  which  totaled  $609,000,  $213,000 and
$180,000 for the years ended December 31, 2002, 2001 and 2000, respectively.

Additionally during the fourth quarter of 2002, the Company wrote-off $1,066,000 of previously  capitalized  software development costs which are included in the accompanying financial statements in software costs.

Financing Costs

The  Company   records  as  financing  costs  in  its  statement  of  operations amortization of in-the-money  conversion  features on convertible debt accounted for in  accordance  with EITF 98-5 and 00-27,  amortization  of  discounts  from warrants  issued  with  debt  securities  in  accordance  with  APB  No.  14 and amortization of discounts  resulting from other securities  issued in connection with debt based on their  relative fair values,  and any value  associated  with inducements to convert debt in accordance with Statement of Financial Accounting
Standards No. 84 (SFAS No 84).

Long Lived Assets

The Company  reviews its  long-lived  assets for impairment  whenever  events or changes in circumstances  indicate that the carrying amount of the asset may not be recovered in accordance with Statement of Financial  Accounting Standards No.
144 (SFAS No. 144). The Company looks primarily to the undiscounted  future cash flows in its assessment of whether or not long-lived assets have been impaired.

Goodwill

In accordance with SFAS 141, goodwill is no longer being amortized.

Under SFAS 142,  the Company  reviews its goodwill  for  impairment  annually or whenever events or changes in circumstances indicate that the carrying amount of the asset may not be  recovered.  The  Company  looks  primarily  to the  market capitalization  of the Company in its  assessment of whether or not goodwill has been  impaired.  At  December  31,  2002,  the Company  has  determined  that no impairment of the Company's goodwill is required.

Reclassifications

Certain amounts in the 2001 and 2000 consolidated financial statements have been reclassified to conform to the 2002 presentation.

Advertising Costs

The Company expenses advertising costs as incurred. Advertising expenses were as
$23,000,  $23,000,  and $42,000 for the years ended December 31, 2002, 2001, and
2000.

Basic Loss Per Share

The Company applies the provisions of Statement of Financial Accounting Standard
No. 128,  "Earnings Per Share" (SFAS 128). All dilutive  potential common shares have an antidilutive effect on diluted per share amounts and therefore have been excluded in determining net loss per share. The Company's basic and diluted loss per share are  equivalent  and  accordingly  only  basic loss per share has been presented.

For the years  ended  December  31,  2002,  2001 and 2000 total  stock  options, warrants and convertible debt and preferred stock of 33,166,853,  14,693,254 and
13,767,143,  were not  included  in the  computation  of diluted  loss per share because their effect was antidilutive,  however,  if the Company were to achieve profitable  operations  in  the  future,  they  could  potentially  dilute  such earnings.

Recently Issued Accounting Pronouncements

In June 2001,  the FASB issued SFAS No. 143,  "Accounting  for Asset  Retirement
Obligations."  SFAS No. 143 requires the fair value of a liability  for an asset retirement  obligation to be recognized in the period in which it is incurred if a reasonable estimate of fair value can be made. The associated asset retirement costs are  capitalized as part of the carrying  amount of the long-lived  asset.
SFAS No. 143 is effective for years  beginning  after June 15,2002.  The Company believes  the  adoption of this  statement  will have no material  impact on its consolidated financial statements.

In August 2001, the FASB issued SFAS No. 144,  "Accounting for the Impairment or
Disposal of Long-Lived  Assets." SFAS 144 requires that those long-lived  assets be measured at the lower of  carrying  amount or fair value,  less cost to sell, whether  reported  in  continuing  operations  or  in  discontinued  operations.
Therefore,  discontinued operations will no longer be measured at net realizable value or include amounts for operating  losses that have not yet occurred.  SFAS
144 is effective  for  financial  statements  issued for fiscal years  beginning after December 15, 2001 and,  generally,  are to be applied  prospectively.  The
Company  believes  that the  adoption  of this  statement  will have no material impact on its consolidated financial statements.

In April 2002,  the FASB issued SFAS No. 145,  "Rescission of FASB No. 4, 44 and
64, Amendment of FASB No. 13, and Technical  Corrections." SFAS No. 145 rescinds
FASB No. 4  "Reporting  Gains and Losses  from  Extinguishments  of Debt Made to
Satisfy  Sinking-Fund  Requirements."  This  statement also rescinds SFAS No. 44
"Accounting  for  Intangible  Assets of Motor  Carriers" and amends SFAS No. 13,
"Accounting  for Leases." This statement is effective for fiscal years beginning after May 15, 2002.  The Company  believes the adoption of this  statement  will have no material impact on its consolidated financial statements.

In June 2002,  the FASB issued SFAS No. 146,  "Accounting  for Costs  Associated with  Exit or  Disposal  Activities."  SFAS No.  146  addresses  accounting  and reporting for costs  associated  with exit or disposal  activities and nullifies
Emerging  Issues Task Force Issue No. 94-3,  "Liability  Recognition for Certain
Employee  Termination  Benefits  and Other Costs to Exit an Activity  (Including
Certain  Costs  Incurred  in a  Restructuring)."  SFAS No. 146  requires  that a liability for a cost associated with an exit or disposal  activity be recognized and measured  initially at fair value when the  liability is incurred.  SFAS No.
146 is  effective  for exit or  disposal  activities  that are  initiated  after
December 31, 2002, with early application  encouraged.  The Company believes the adoption  of this  statement  will have no material  impact on its  consolidated financial statements.

In  November  2002,  the  FASB  published  interpretation  No,  45  "Guarantor's
Accounting  and  Disclosure  requirements  for  Guarantees,  Including  Indirect
Guarantees  of  Indebtedness  of  Others".  The  Interpretation  expands  on the accounting  guidance of Statements No. 5, 57, and 107 and  incorporates  without change the provisions of FASB  Interpretation No. 34, which is being superseded.
The Interpretation  elaborates on the existing disclosure  requirements for most guarantees, including loan guarantees such as standby letters of credit. It also clarifies  that at the time a company  issues a  guarantee,  that  company  must recognize  an initial  liability  for the fair value,  or market  value,  of the obligations it assumes under that  guarantee and must disclose that  information in its interim and annual  financial  statements.  The initial  recognition  and initial measurement provisions apply on a prospective basis to guarantees issued or modified  after  December  31, 2002,  regardless  of the  guarantor's  fiscal year-end.  The disclosure  requirements in the  Interpretation are effective for financial  statements  of interim or annual  periods  ending after  December 15,
2002. The Company  believes the adoption of this statement will have no material impact on its consolidated financial statements.

In  December  2002,  the FASB issued SFAS No. 148  "Accounting  for  Stock-Based
Compensation-  Transition and  Disclosure."  This statement amends SFAS No. 123,
"Accounting  for Stock-Based  Compensation"  to provide  alternative  methods of transition  for an entity that  voluntarily  changes to the fair value method of accounting  for  stock-based  compensation.  In  addition,  SFAS 148  amends the disclosure  provision of SFAS 123 to require more prominent disclosure about the effects of an entity's  accounting  policy decisions with respect to stock-based employee  compensation  on reported  net  income.  The  effective  date for this
Statement is for fiscal years ended after December 15, 2002.

The  adoption  of  this  statement  did  not  have  a  material  effect  on  the consolidated  financial statements as the Company continues to account for stock based compensation under the intrinsic value approach, and follows the pro-forma disclosure requirements of SFAS No. 123, as amended by SFAS No 148.

Note 2 - Management's Plan for Continued Existence

The  accompanying  financial  statements  have been  prepared on a going concern
basis  which   contemplates   the  realization  of  assets  and  liquidation  of
liabilities in the ordinary course of business.

The  Company has  incurred  operating  losses for the past  several  years,  the majority of which are related to the  development  of the  Company's  healthcare connectivity  technology  and  related  marketing  efforts.  These  losses  have produced operating cash flow deficiencies,  and negative working capital,  which raise  substantial  doubt about its ability to continue as a going concern.  The
Company's future  operations are dependent upon  management's  ability to source additional equity capital.

The Company  expects to continue to  experience  losses in the near term,  until such  time  that  its  technologies  can be  merged  with  those  acquired  from
ePhysician,  Inc. (see Note 12) and  successfully  deployed  with  physicians to produce revenues.  The continuing  deployment,  marketing and the development of the  merged  technologies  will  depend  on  the  Company's  ability  to  obtain additional  financing.  The merging of technologies with ePhysician,  Inc. is in the early  development  stage and has not generated any  significant  revenue to date.  The Company is currently  funding  operations  through the sale of common stock, and there are no assurances that that additional investment or financings will be available as needed to support the  development  and  deployment  of the merged technologies.  The need for the Company to obtain additional financing is acute and failure to obtain  adequate  financing  could result in lost  business opportunities,  the sale of the Cymedix  business at a  distressed  price or may lead to the financial failure of the Company. -

Note 3 - Discontinued Operations

In February  2000, the Company closed on the sale of the assets of its remaining staffing  businesses for  $1,000,000.  The purchase price was paid with $500,000 cash  at  closing  and  the  Company  receiving  a  $500,000  subordinated  note receivable.  The note  provided for interest at prime plus 1% and was due in May of 2001. The note was repaid on December 29, 2000.  This sale was the final step of a plan approved by the Board of Directors in December 1999 for the Company to
divest itself of the staffing  businesses  and focus its efforts on its internet communication software products for the healthcare industry.

The accompanying  financial  statements reflect the results of operations of the
remaining  staffing   businesses  as  a  discontinued   business  segment.   The
discontinued  results of operations  include those direct  revenues and expenses associated  with  running  the  remaining  staffing  businesses  as  well  as an allocation of corporate costs.

The results of  operations  of the  Company's  discontinued  remaining  staffing businesses for the year ended December 31, 2000 are as follows:

Revenue ...........................   $ 1,128,000
Direct costs of services ..........       927,000
                                      -----------
Gross margin ......................       201,000
                                      -----------
Selling, general and administrative       219,000
Interest expense ..................        18,000
Litigation settlement .............       137,000
                                      -----------

Net loss ..........................   $  (173,000)
                                      ===========

During the fourth  quarter of 2000,  the Company wrote off  unrealizable  assets related to the discontinued operations in the amount of $43,000, and $322,000 in remaining  related  liabilities.  The net  write-off  of assets and  liabilities totaling  $279,000,  less net assets  acquired by the purchaser of $77,000,  has been  recorded as an  increase of $202,000 to the gain from the  disposal of the remaining staffing businesses as of December 31, 2000.

During the first quarter of 2000, the Company reported the following gain on the disposal of the assets of its remaining staffing businesses:

Sales price .........................................   $ 1,000,000
Accounts receivable collection costs ................      (100,000)
                                                        -----------
                                                            900,000
Net assets acquired, liabilities assumed and
 liabilities written off ............................       202,000
                                                        -----------
Gain on disposal of the remaining staffing businesses     1,102,000
Gain from operation of the remaining staffing
 businesses through the disposal date ...............      (173,000)
                                                        -----------

Net gain on disposal of the remaining staffing
 businesses .........................................   $   929,000
                                                        ===========

Also as previously  noted the  purchaser did not acquire the Company's  accounts receivable  as part of the sale.  However,  in  connection  with the  sale,  the purchaser will collect the Company's  receivables  and remit the proceeds to the
Company net of a 10% collection fee. The $100,000 reflected above represents the
Company's  estimate  of  the  collection  costs  to be  paid  to  purchaser  for performing this function.

Note 4 - Acquisition of Assets

On March  1,  2000,  the  Company  purchased  the  assets  and  assumed  certain liabilities of Automated Design Concepts, Inc., an entity owned by a director of the  Company,  for the  issuance  of 60,400  shares of  common  stock  valued at
$374,000  and a payment of  $100,000.  The Company  also entered into a two-year lease for $1,000 per month expiring in February 2002.  Assets purchased  include cash and accounts receivable.

The purchase was accounted for under the purchase method. The purchase price was allocated to the assets  purchased  and  liabilities  assumed  based on the fair market values at the date of acquisition as follows:

Cash ..............   $   6,000
Accounts receivable      27,000
Goodwill ..........     487,000
Accounts payable ..     (41,000)
Accrued liabilities      (5,000)
                      ---------

                      $ 474,000
                      =========

The  results of  operations  have been  reflected  from the date of  acquisition forward. The resulting goodwill is being amortized over 15 years.

During the third  quarter of 2001,  the Company  discontinued  operation  of its
Automated  Design Concepts  division to focus on its core business and as a cost saving measure. As a result, $443,000 of impairment expense has been included in
Consolidated Statements of Operations for the year ended December 31, 2001. This amount  represents  the  unamortized  balance of the  investment  at the time of discontinuance.

The following  table  summarizes  the unaudited pro forma results of the Company giving effect to the  acquisition  as if it had occurred on January 1, 2000. The unaudited pro forma information is not necessarily  indicative of the results of operations of the Company had this acquisition  occurred at the beginning of the years presented, nor is it necessarily indicative of future results.

                                          For the Years Ended
                                              December 31,
                                      ---------------------------
                                           2000          1999
                                      ------------   ------------

Sales                                 $    440,000   $    569,000
                                      ============   ============

Net income (loss)                     $ (5,408,000)  $ (4,816,000)
                                      ============   ============

Loss per share                        $      (0.13)  $      (0.20)
                                      ============   ============

Note 5 - Balance Sheet Disclosures

Software development costs consist of the following:

                                              December 31,
                                      ----------------------------
                                            2002         2001
                                      -------------  -------------

Software development costs            $           -  $     929,000
Less accumulated amortization                     -       (280,000)
                                      -------------  -------------
                                      $           -  $     649,000
                                      =============  =============

Annual amortization expense, which is included in costs of services provided was
$216,000,  $156,000,  and $124,000 for the years ended December 31, 2002,  2001, and 2000, respectively.

During the fourth quarter of 2002 the Company changed its business model,  which significantly impacted its projections of expected future operating results. Due to the change in the business model the anticipated undiscounted cash flows from the  Company's  capitalized  software  development  costs  did not  support  the carrying value of those costs at December 31, 2002. In accordance  with SFAS No.
144, the Company  wrote-off the remaining  $1,066,000 of previously  capitalized net costs during the fourth quarter of 2002. While the Company's  business model has  changed  impacting  the  expected  future  operating  results,  the Company believes  that the basis of its continued  plan is embedded with the  technology business  plan it  acquired  in the Cymedix  transaction  in 1998.  Accordingly, management  does not believe an  impairment  of  goodwill  has  occurred  and it continues to have a viable  long-term  strategy that is supported by its current market  capitalization at December 31, 2002 which supports the fair value of its only reporting unit.

Property and equipment consist of the following:

                                                          December 31,
                                                   ----------------------
                                                     2002          2001
                                                   ---------    ---------

Furniture and fixtures .........................   $ 111,000    $ 103,000
Computer hardware and purchased software .......     542,000      609,000
Leasehold improvements .........................      20,000       29,000
                                                   ---------    ---------
                                                     673,000      741,000
Less property, plant and equipment - accumulated
 depreciation ..................................    (408,000)    (376,000)
                                                   ---------    ---------
                                                   $ 265,000    $ 365,000
                                                   =========    =========

Depreciation  expense  was  $127,000,  $123,000  and $97,000 for the years ended
December 31, 2002, 2001 and 2000, respectively.

The changes in the carrying  amount of goodwill for the year ending December 31,
2002 are as follows:

Balance as of January 1, 2002 .......................   $ 2,369,000
Goodwill written off relating to liability assumed in
 the acquisition ....................................      (130,000)
                                                        -----------

Balance as of December 31, 2002 .....................   $ 2,239,000
                                                        ===========

Goodwill  relates to the  Company's  acquisition  of  Cymedix.  Goodwill  has an accumulated  amortization  balance of $634,000 for the years ending December 31,
2002 and 2001. Amortization expense was $0, $209,000, and $205,000 for the years ended December 31, 2002, 2001 and 2000, respectively.

During the third  quarter of 2001,  the Company  discontinued  operation  of its
Automated Design Concepts,  division,  and terminated its license agreement with
ZirMed.com.  As a result,  $1,111,000 of impairment expense has been included in the consolidated  statements of operations for the year ended December 31, 2001.
This amount represents the unamortized balance of each investment at the time of discontinuance.

Accrued expenses consists of the following:

                                                    December 31,
                                                -------------------
                                                  2002       2001
                                                --------   --------

Accrued payroll and benefits ................   $256,000   $294,000

Accrued lease abandonment costs .............    374,000       --
Accrued professional fees ...................     36,000     57,000
Accrued license fees ........................     36,000     53,000
Other accrued expenses ......................     23,000     29,000
Accrued interest ............................     11,000     17,000
Accrued payroll taxes, interest and penalties       --      131,000
                                                --------   --------
                                                $736,000   $581,000
                                                ========   ========

During the fourth quarter of 2002, the Company closed its California and Georgia offices.  In  connection  with these  office  closures  the Company  accrued the balance of the remaining  lease  commitments  totaling  $374,000 at December 31,
2002, which are included in selling general and  administrative  expenses in the accompanying financial statements.

At various times during 2001 and 2000, the Company was  delinquent  with payroll tax deposits. At December 31, 2001 and 2000, $131,000 and $200,000, respectively was accrued for  estimated  taxes,  interest and  penalties.  During  2001,  the
Company  wrote  off  $100,000  of  previously   recorded   accrued  payroll  tax
liabilities  assumed in the Cymedix  acquisition  as management  determined  the
Company was over  accrued,  and  recorded the  write-offs  as an  adjustment  to previously recorded goodwill.

Note 6 - Long-Term Debt

Long-term debt consists of:
                                                                 December 31,
                                                         ---------------------------
                                                              2002          2001
                                                         ------------- -------------

Notes  payable - finance  company,  interest  accrues at
 7%,  monthly  payments  of  principal  and  interest of
 $23,730 are payable through October 2003.               $     157,000 $     140,000

Notes  payable - finance  company,  interest  accrues at
 7%,  monthly  payments  of  principal  and  interest of
 $1,417 are payable through October 2003.                       18,000        18,000
                                                         ------------- -------------
                                                               175,000       158,000
      Less current portion                                   (175,000)     (158,000)
                                                         ------------- -------------
                                                         $          -  $          -
                                                         ============= =============

Convertible Promissory Notes

The Company entered into a secured  convertible  loan agreement,  dated February
19,  2002,  pursuant to which the Company  borrowed  $1,000,000  from  WellPoint
Health  Networks Inc., in which a member of the Company's  audit  committee is a related  party.  WellPoint  converted the note into  2,405,216  common shares on
October 9, 2002, which includes  approximately $48,000 of accrued interest.  The loan was secured by the grant of a security interest in all Medix's intellectual property, including its patent, copyrights and trademarks. The conversion of the loan eliminated the aforementioned security interest.

In October  1999,  the Company  raised  approximately  $488,000  net of expenses through the issuance of a $500,000 14% Convertible  Promissory Note and warrants to purchase  500,000 shares of the Company's common stock at $.50 per share. The
$500,000 in principal  plus accrued  interest was payable on June 28, 2000.  The note was convertible  into the Company's  common stock at a conversion  price of
$.50 per share, for the first 90 days outstanding,  and at the lower of $.50 per share or 80% of the lowest  closing  bid price for the Common  Stock  during the last five trading days prior to conversion,  for the remaining life of the note.
The note was secured by the intellectual  property of the Company's wholly owned subsidiary Cymedix Lynx Corporation. The warrants were recorded as a discount on the debt valued at $238,000 using the  Black-Scholes  option pricing model using assumptions of life of 3 years,  volatility of 225%, no dividend payment,  and a risk-free rate of 5.5%.  The discount was fully  amortized at December 31, 1999, as the remaining debt of $400,000 at December 31, 1999, was converted in January
2000 into 800,000 shares of common stock and the security interest released.

Convertible Note Payable Credit Facility

In December 2000, the Company obtained a credit facility under which it issued a convertible promissory note and common stock purchase warrants.  During the draw down periods,  the Company drew $1,500,000 under the convertible note.  Advances under the  convertible  note bear  interest at an annual rate of 10% and provide for semi-annual  payments on July 10, 2001 and January 10, 2002. All outstanding balances  under this  arrangement  were  converted or redeemed  during 2001 into common shares. The note payable balance was convertible at $.90 per share for up to the first $750,000 and any remaining  balance at $1.00 per share. The initial
$750,000 draw on this  arrangement has an imputed discount  recorded,  which was valued  at  $75,000  for the  "in-the-money"  conversion  feature  of the  first advance.  In addition,  the noteholder can force a redemption of the note or any portion thereof,  for either cash or stock at the option of the Company,  but if for stock, at a redemption  price of eighty (80%) percent of the Volume Weighted
Market Price (as defined) per common share during the twenty Trading Days ending on the day of the notice delivered by the holder.

In  connection  with this  credit  facility,  the  Company  also agreed to issue warrants to purchase  common stock to the holder of the  convertible  promissory note. The Company issued 750,000 warrants in connection with drawdowns under the convertible  note. The warrants have an exercise price of $1.75 and terms of two years from the date of  issuance.  The Company  also issued  54,168  warrants to purchase common stock to two finders assisting with the transaction.  The finder warrants also have terms of two years and an exercise price of $1.75.

The Company has imputed values for the 750,000 and 54,168 warrants issued to the provider of the credit facility and the finders using the  Black-Scholes  Option pricing model.  The first 500,000  warrants issued to the provider of the credit facility were valued at $249,000 and have been treated as a discount on the debt to be amortized over its remaining  life. The related 54,168  warrants issued to finders  which have been  recorded  as debt issue costs and  amortized  over the remaining  life of the debt. In connection  with the final draw under the credit facility in May,  the Company  issued  250,000  warrants to the  provider of the credit  facility.  The  250,000  warrants  issued to the  provider of the credit facility were valued at $209,000 using the Black-Scholes  pricing model and have been treated as a discount on the debt to be amortized over its remaining  life.
In connection with the final draw under the credit facility,  The Company issued warrants to purchase  25,000  shares  issued to the  finders.  The total  finder warrants  have been  valued at $48,000  using the  Black-Scholes  option-pricing model,  and have been treated as a discount on the debt to be amortized over its remaining  life.  The values of all  warrants  issued under this  facility  were determined using the following assumptions;  lives of two years, exercise prices of $1.75, volatility of 117%, no dividend payment and a risk-free rate of 5.5%.

During  February  2001,  $100,000 of the  convertible  note was  converted  into
111,111  shares of common  stock.  During the period  April  through  September,
$900,000 of the note was  redeemed.  These  redemptions  were  satisfied  by the issuance of 1,384,661 shares of common stock. During October 2001, the remaining
$500,000  convertible  note was redeemed by the issuance of 1,069,368  shares of common  stock.  During July 2001,  52,928  shares of common  stock was issued as payment of accrued  interest of $40,000  through July 10,  2001.  As a result of
conversions  and  redemptions  at  modified   conversion  prices  $1,286,000  of
financing  costs  were  recorded  reflecting  the  intrinsic  value of the share differences from issuable shares at the date the advances were received.

During March 2001,  the Company,  under an  amendment  to its  convertible  note payable credit facility, received $350,000 from the credit facility provider for the  issuance  of  636,364  shares of its  common  stock as a private  placement transaction.  As a part  of this  common  stock  issuance,  the  Company  issued warrants to  purchase  636,364  shares of common  stock at $.80 per share with a term of two  years  from  the  date of  issuance.  As a  result  of the  warrant issuance,  the  Company  has  recorded  financing  expense  of  $262,000  in the accompanying financial statements, using the Black-Scholes option-pricing model.
The Company also issued  warrants to purchase  63,636  shares of common stock at
$.80  per  share  with a  term  of  two  years  to  two  finders  assisting  the transaction.  The  finders  warrants  have  been  valued  at  $40,000  using the
Black-Scholes  pricing  model and have been  included as financing  costs in the accompanying financial statements. The calculated values were computed using the following assumptions:  lives of 2 years, exercise prices of $.80, volatility of
117%, no dividend payments and a risk free rate of 5.5%.

During the period May through  December  2001,  the Company  received  $850,000, under a second amendment to the credit  facility,  for the issuance of 1,235,944 shares of its common stock, in additional private placement  transactions.  As a part of these common stock  issuances,  the Company issued  warrants to purchase
168,919  shares of common stock at $1.00 per share with a term of two years from the date of  issuance.  The Company has recorded  financing  expense of $113,000 related to the warrant issuance in the accompanying financial statements,  using the  Black-Scholes  option-pricing  model.  The calculated  values were computed using the  following  assumptions:  lives of 2 years,  exercise  prices of $.80, volatility of 117%, no dividend payments and a risk free rate of 5.5%.

As a result of  shares  issued  under the  private  placements  at below  market prices,  which have been  treated as a discount  on the debt based on their fair market values at issuance, financing costs of $448,000 have been recorded.

Note 7 - Commitments and Contingencies

Operating Leases

The Company leases office facilities in New York, New Jersey, Georgia,  Colorado and California and various equipment under  non-cancelable  operating leases. We have closed our California and Colorado offices, and we are actively pursuing an exit to our leases in Georgia  and  California.  Obligations  for the New Jersey
lease ended July of 2002.

Rent expense for these leases was:

Year Ending December 31,
------------------------

        2002                                             $     610,000
        2001                                             $     396,000
        2000                                             $     315,000

Future minimum lease payments under these leases are approximately as follows:

Year Ending December 31,
------------------------
        2003                                             $     371,000
        2004                                                   325,000
        2005                                                    34,000
                                                         -------------
                                                         $     730,000
                                                         =============

Litigation

In the normal course of business,  the Company is party to litigation  from time to time. The Company  maintains  insurance to cover certain actions and believes that resolution of such  litigation  will not have a material  adverse effect on the Company.

In February of 2000,  the Company  reached a settlement  on certain  outstanding litigation and issued a warrant to purchase 35,000 of the Company's common stock at $3.96 per share.  The  Company  recorded  expense of  approximately  $137,000 related to the issuance of the warrant,  which has been  included in the results of  discontinued  operations.  The warrants were valued using the  Black-Scholes pricing model, using assumptions of volatility of 273%, no dividend payments and a risk free rate of 5.5%.

In November of 2000, a settlement  agreement was reached between the Company and a plaintiff on  outstanding  litigation  whereby the Company paid the  plaintiff
$66,000 cash,  and issued an option to purchase  50,000 of the Company's  common stock at $.25 per share. The Company recorded expense of approximately  $102,000 related to the  issuance  of the option.  The  warrants  were  valued  using the
Black-Scholes  pricing  model,  using  assumptions  of  volatility  of 273%,  no dividend payments and a risk free rate of 5.5%.

In June of  2001,  the  Company  settled  an  outstanding  claim by  paying  the plaintiff  $35,000 and issuing to him 2 year warrants to purchase 195,000 shares of the Company's  common stock at $.50 per share. The settlement was approved by the court on July 6,  2001.  The case has been  dismissed  with  prejudice.  The warrants  issued in this  settlement  have been  valued  at  $137,000  using the
Black-Scholes  pricing  model,  using  assumptions  of  volatility  of 132%,  no dividend  payments and a risk-free  rate of 5.5%,  and have been  included as an increase to goodwill in the accompanying financial statements, as a result of an unrecorded liability that existed at the time of the Cymedix merger.

In May of 2001, the Company agreed to settle another outstanding legal action by paying the plaintiff $20,000 and issuing him a three year warrant (issued over a
18 month period) to purchase  137,500  shares of the  Company's  common stock at
$.50 per share.  The  warrants  issued in this  settlement  have been  valued at
$64,000 using the Black-Scholes  pricing model,  using assumptions of volatility of 132%,  no  dividend  payments,  and a risk-free  rate of 5.5%,  and have been included as an expense in the consolidated statement of operations.

In 2001, the Company also settled certain litigation by issuing to one plaintiff
90,000 shares of the Company's  common stock,  valued at $51,000,  and extending the exercise  period of the warrants of the other  plaintiff  until December 31,
2003, valued at $33,000.  The shares and warrants issued in this settlement have
been  valued  at  $84,000  using  the  Black-Scholes   pricing  model,  for  the
modification to the warrant,  using assumptions of a life of two years, exercise price of $1.00, volatility of 132%, no dividend payments and a risk-free rate of
5.5%,  and have been  included as an expense in the  consolidated  statement  of operations.

In August 2002, the Company reached an agreement in principal with a plantiff to settle  certain  litigation by paying  $25,000 with no admission of liability on the Company's part. This settlement was signed and paid during September 2002.

In August 2002, the Company  reached an agreement in principal with a company to settle certain litigation by paying $55,000,  to be paid over three months. This settlement was signed and the balance paid as of December 31, 2002.

Tufts  Associated  Health  Plans,  Inc. has  threatened  to commence  litigation against us for allegedly  breaching the Services and Support  Agreement  between
Tufts and the Company.  Tufts has alleged that because of the termination of the merger agreement between the Company and PocketScript,  the Company is unable to provide the products and  services as  contemplated  by the Services and Support
Agreement  and is in  "material  breach"  thereunder.  We  disagree  with Tufts'
allegations. At this time, litigation has not been commenced.

Note 8 - Stockholders' Equity

On March 20, 2000, the Company  authorized  2,500,000 shares of preferred stock.
As of December  31, 2002,  no  additional  shares of  preferred  stock have been issued.

In October of 2002, the stockholders  approved an increase of authorized  common stock to 125,000,000.

1996 Private Placement

In July and September  1996,  the Company  completed a private  placement of 244 units, each unit consisting of a share of convertible  preferred stock,  $10,000 per unit, $1 par value ("1996  Preferred  Stock"),  a warrant to purchase  8,000 shares of the  Company's  common  stock at $2.50  per share and a unit  purchase option to purchase an additional unit at $10,000 per unit.

During  1998,  18.25  units  were  converted  resulting  in the  issuance  of an additional 939,320 shares of common stock in 1998.

During  1999 4.5 units  were  converted  into  241,072  shares of common  stock.
Additionally,  the  Company  repurchased  from  another  holder  2.5  units in a negotiated agreement for $25,000.

The Company has 1.0 remaining  unit of its 1996 preferred  stock  outstanding at
December  31,  2002 and  2001.  The  remaining  unit may be  converted  into the
Company's  common stock including  accrued  dividends at the lesser of $1.25 per common  share or 75% of the prior  five day  trading  average  of the  Company's common stock.

1997 Private Placement

In January and  February  1997,  the Company  completed a private  placement  of
167.15 Units, each unit consisting of one share of convertible  preferred stock,
$10,000  per unit,  $1 par  value,  "1997  Preferred  Stock",  and a warrant  to purchase 10,000 shares of common stock at $1.00 per share.

In 1998, 5.0 units were converted resulting in the issuance of 178,950 shares of common stock.

During  1999 14.5 units were  converted  into  572,694  shares of common  stock.
During 2000, the remaining 5.0 units were converted into 50,000 shares of common stock.

1999 Private Placements

During 1999,  the Company  initiated  three  private  placement  offerings  each consisting  of one share of  preferred  stock (as  designated)  and  warrants to purchase common stock.  There are no dividends payable on the preferred stock if a registration statement is filed by a certain date as specified in the offering agreements  and  remains  effective  for a two year  period.  If  dividends  are payable,  the preferred stock will provide for a 10% dividend per annum for each day during which the  registration  statement is not  effective.  The  preferred shares  are  also  redeemable  at the  option  of the  Company  after  a date as specified  in the  offering  agreements  for $1,000  per share plus any  accrued unpaid dividends.  In addition, if a registration  statement is not effective by the date as specified in the offering  agreements  the shares may be redeemed at the request of the holder at $1,000 per share plus any accrued unpaid dividends.

The first private placement  consisted of 300 shares of Series A preferred stock each with 1,000  warrants for $1,000 per unit,  which  raised total  proceeds of
$300,000.  The warrants  included  with each unit entitle the holder to purchase common  shares at $1.00 per share,  expiring in October 1, 2000.  The  preferred shares are  currently  convertible  into common  shares at $.25 per common share through March 1, 2003.  During 1999, 115 shares of Series A preferred stock were converted  into  460,000  common  shares.  During  2000,  185 shares of Series A preferred  stock were converted into 740,000 common shares.  All of the warrants relating to the Series A preferred stock were exercised in 2000.

The second  private  placement  consisted  of 1,832 shares of Series B preferred stock each with 2,000 warrants for $1,000 per unit,  which raised total proceeds of  $1,816,500  (net of offering  costs of  $15,500).  The Company also issued a warrant to purchase 50,000 shares of common stock at $.50,  which expires in May
2002,  for  services  rendered in  connection  with the private  placement.  The warrants included with each unit entitle the holder to purchase common shares at
$.50 per share,  expiring in October 1, 2003. The preferred shares are currently convertible into common shares at $.50 per common share through October 1, 2003.
During  1999,  1,015  shares of Series B  preferred  stock were  converted  into
2,030,000  common shares.  During 2000,  767 shares of Series B preferred  stock were converted into 1,534,000 common shares.  During 2002, 50 shares of Series B preferred  stock were converted  into 100,000  common  shares.  The warrants are callable by the Company for $.01 upon thirty days written notice. These warrants expired in October 2002. Upon cancellation,  the Company extended the expiration date for 480,000 of these warrants to April 2003.  Using a Black Scholes pricing model, $58,000 of expense was charged to equity as the value of this repricing.

The third  private  placement  consisted  of 1,995  shares of Series C preferred stock each with 4,000 warrants for $1,000 per unit,  which raised total proceeds of  $1,995,000.  The warrants,  included with each unit,  entitled the holder to purchase  common  shares  at $.50 per  share,  expiring  in April 1,  2003.  The preferred  shares are convertible  beginning April 1, 2000 into common shares at
$.50 per common share through April 1, 2003. During 2000, 1,120 shares of Series
C preferred stock were converted into 2,240,000 common shares.  During 2001, 500 shares of Series C  preferred  stock were  converted  into  1,000,000  shares of common stock. During 2002, 300 shares of Series C preferred stock were converted into  600,000  shares of common  stock.  After April 1, 2000,  the  warrants are callable by the Company for $.01 upon thirty days  written  notice.  The Company has not called any of these warrants as of the date hereof.

2002 Private Placement

During 2002,  the Company  initiated  three  private  placement  offerings  each consisting  of one share of common stock and warrants to purchase  common stock.
The exercise  price of the offering was $.40 per share.  The warrants,  included with each unit, entitled the holder to purchase common shares at $.50 per share, expiring five years after offering date.  Over the three  offerings,  $5,491,000 was raised in total  proceeds,  net of offering  costs of $290,000,  through the issuance of 13,702,500  shares of common  stock.  At December 31, 2002 a $76,000 subscription receivable remained which was collected in January 2003.

Equity Line

The Company entered into an Equity Line of Credit Agreement dated as of June 12,
2001,  which  provided  that the  Company  can put to the  provider,  subject to certain  conditions,  the  purchase  of common  stock of the  Company  at prices calculated from a formula as defined in the agreement.

During the period August to December 2001, the Company received $1,510,000,  net of commissions and escrow fees from nine equity line advances,  resulting in the issuance of  2,748,522  shares of common  stock.  The 542,847  shares  issued to finders in  connection  with the equity line,  described  below,  were valued at
$407,000,  additionally  the  incremental  differences of shares issued at below market prices on the line totaled $391,000, both of which have been presented as a reduction to net proceeds from the advances received.

During the period January to April 2002, the Company received  $972,000,  net of commissions  and escrow fees from eight equity line  advances,  resulting in the issuance of 1,954,719  shares of common stock.  This agreement was terminated in
April 2002.

The principal conditions to any such advance were as follows:

o    There must have been  thirteen  stock  market  trading days between any two requests for advances made by the Company.

o    The Company  could only request an advance if the volume  weighted  average price of the common stock as reported by Bloomberg  L.P. for the day before the  request  is made was  equal to or  greater  than the  volume  weighted average price as reported by Bloomberg  L.P. for the 22 trading days before a request was made.

o    The Company  was not be able to receive an advance  amount that was greater than 175% of the  average  daily  volume of its  common  stock  over the 40 trading days prior to the advance request multiplied by the purchase price.

The  purchase  price for each  advance  was be equal to 91% of the three  lowest daily volume weighted average prices during the 22 trading days before a request was made.

The Company  received the amount  requested as an advance  within 10 days of its request,  subject to satisfying  standard  closing  conditions.  The issuance of shares of common  stock to the  providers  in  connection  with the equity  line financing was exempt from registration under the Securities Act of 1933 pursuant to Section 4(2) thereof.  The Company  agreed to register for immediate  re-sale the shares being issued to the providers of the Equity Line of Credit before any drawdowns  may occur.  The  Company  registered  9,500,000  shares.  The related
Registration  Statement was declared effective by the SEC on August 6, 2001. The
Company also agreed that its executive officers and directors would not sell any shares of its common  stock during the ten trading  days  following  any advance request by the Company.

The Company  paid an aggregate  of 7% of each amount  advanced  under the equity line financing to two parties  affiliated  with the providers of the Equity Line of Credit for their services relating thereto.  In addition,  upon the effective date of this  Registration  Statement  registering  the  securities to be issued under the Equity Line of Credit, the Company issued to those same two parties an aggregate of 198,020  shares of common stock,  and on December 9, 2001 (180 days after the date of the Equity Line of Credit  Agreement)  the  Company  issued to them an additional  344,827 shares of our common stock shares. In addition,  the
Company paid legal fees in an aggregate amount of $15,000.

Accumulated Deficit

Of the  $43,073,000  cumulative  deficit at December 31, 2002 and $34,059,000 at
December 31, 2001, the approximate  amount relating to the Company's  technology business  from  inception  is  $27,752,000  and  $21,112,000,  respectively.  In addition,  a premium of $2,332,000 was paid upon the acquisition of Cymedix Lynx in 1998,  producing a total  investment of  $30,084,000 at December 31, 2002 and
$23,444,000 at December 31, 2001 in the technology to date.

Stock Options

In 1996,  the Board of  Directors  established  the 1996 Stock  Option Plan (the
"1996 Plan") with terms similar to the 1994 Plan.  The Board of Directors of the
Company  reserved  4,000,000  shares of common stock for issuance under the 1996
Plan.

In August 1999,  the Board of Directors  established  the 1999 Stock Option Plan
(the "1999  Plan"),  which  provides  for the grant of incentive  stock  options
("ISOs")  to officers  and other  employees  of the  Company  and  non-qualified options to  directors,  officers,  employees  and  consultants  of the  Company.
Options granted under the plan are generally exercisable  immediately and expire up to ten years after the date of grant. Options are granted at a price equal to the  market  value  at the  date of  grant.  The  Board  of  Directors  reserved
10,000,000  shares of common stock for granting of options  under the 1999 Plan.
At 2001 Annual Meeting the shareholders approved an increase of 3,000,000 shares as the amount of total  shares of our Common Stock  reserved for issuance  under the 1999 Plan.

The following table presents the activity for options outstanding:
                                                                          Weighted
                                                Incentive  Non-qualified   Average
                                                  Stock        Stock      Exercise
                                                 Options      Options       Price
                                              ------------ ------------ ------------

Outstanding - December 31, 1999                  7,517,877      633,000 $       0.32
  Granted                                        2,255,000      110,000         3.82
  Granted                                         (10,000)           -          0.25
  Forfeited/canceled                           (3,900,235)    (139,499)         0.28
                                              ------------ ------------ ------------

Outstanding - December 31, 2000                  5,862,642      603,501         1.62
  Granted                                        2,289,000           -          0.71
  Forfeited/canceled                             (865,000)     (65,834)         3.03
  Exercised                                    (1,267,142)    (173,500)         0.25
                                              ------------ ------------ ------------

Outstanding - December 31, 2001                  6,019,500      364,167         1.40
  Granted                                        4,968,000      860,000         0.67
  Forfeited/canceled                           (1,314,750)    (266,167)         1.15
  Exercised                                      (200,000)    (158,000)         0.40
                                              ------------ ------------ ------------

Outstanding - December 31, 2002                  9,472,750      800,000 $       1.06
                                              ============ ============ ============

The  following   table  presents  the   composition  of  options   outstanding  and
exercisable:

                            Options Outstanding                 Options Exercisable
                         ----------------------- ----------- ----------------------
Range of Exercise Prices    Number      Price*       Life*      Number      Price*
------------------------------------ ----------- ----------- ----------- ---------
      $.25 - .55           2,417,000 $      0.41        5.92   2,197,625 $      0.41
      $.59 - .99           6,619,750        0.69        4.72   3,689,750        0.69
      $1.05 - 4.97         1,236,000        4.34        4.24   1,186,000        4.47
                         ----------- ----------- ----------- ----------- -----------

Total - December 31,
2002                      10,272,750 $      1.06        4.95   7,073,375 $      1.23
                         =========== =========== =========== =========== ===========

*Price and Life  reflects  the  weighted  average  exercise  price and  weighted average remaining contractual life, respectively.

In fiscal year 2002, the Company has issued 636,000 stock options to consultants that have been valued at $260,000 and recorded as consulting expense,  using the
Black-Scholes  options pricing model. The assumptions used include lives ranging from 2 to 5 years,  exercise  prices ranging from $0.38 to $0.70,  volatility of
95%, no dividend payments and a risk free rate of 5.5%.

The Company has adopted the disclosure-only provisions of Statement of Financial
Accounting  Standards  No.  123,  "Accounting  for  Stock-Based   Compensation."
Accordingly,  no  compensation  cost has been  recognized  for the stock  option plans. Had  compensation  cost for the Company's option been determined based on the fair value at the grant date for awards  consistent  with the  provisions of
SFAS No. 123, the  Corporation's  net loss and basic loss per common share would have been changed to the pro forma amounts indicated below:

                                                      For the Years Ended
                                                         December 31,
                                          --------------------------------------
                                               2002           2001          2000
                                          -------------- -----------------------

Net loss - as reported                    $ (9,014,000)  $(10,636,000) $ (5,415,000)
Net loss - pro forma                      (111,198,000)   (12,035,000)  (14,256,000)
Basic loss per common share - as reported        (0.14)         (0.21)        (0.13)
Basic loss per common share - pro forma          (0.18)         (0.24)        (0.34)

The fair value of each option  grant is estimated on the date of grant using the
Black-Scholes   option-pricing   model  with  the   following   weighted-average
assumptions used:

                                                      For the Years Ended
                                                         December 31,
                                          --------------------------------------
                                               2002           2001          2000
                                          -------------- -----------------------

Approximate risk free rate                    5.50%          5.50%         5.50%
Average expected life                        5 years        5 years      10 years
Dividend yield                                  0%            0%            0%
Volatility                                     95%           132%          273%

Estimated fair value of total options
granted                                     $2,184,000    $1,399,000    $8,841,000

Warrants

The  Company  has an  obligation  to issue  up to  7,000,000  warrants  under an agreement  with a pharmacy  management  company  for the  Company's  proprietary software to be interfaced with core medical service  providers,  in which one of the  Company's  audit  committee  members  is a  related  party to the  pharmacy management  company.  The  agreement  provides for  3,000,000  warrants  with an exercise price of $.30,  3,000,000  warrants with an exercise price of $.50, and
1,000,000  warrants  with an exercise  price of $1.75 all expiring  September 8,
2004.  The right to exercise  the  warrants  are earned in  increments  based on certain performance criteria. At December 31, 2002 a total of 1,850,000 warrants had been  earned.  In  connection  with the  obligation  to issue the  1,000,000 warrants earned,  the Company  recorded  expense of $1,364,000  valued using the
Black-Scholes  option pricing model,  with  assumptions of 132%  volatility,  no dividend yield and a risk-free  rate of 5.5%. In connection  with the obligation to issue the 850,000 warrants  earned,  the Company recorded expense of $590,000 during the third quarter of 2001 valued using the  Black-Scholes  option pricing model,  with assumptions of 132%  volatility,  no dividend yield and a risk-free rate of 5.5%. The 850,000 warrants were issued in the first quarter of 2002.

The Company has the obligation to provide  5,150,000  warrants under the Amended and Restated  Common  Stock  Purchase  Warrant in the future if the  performance criteria specified are met.

The agreement  provides for a total of 5,150,000  remaining  warrants under five
performance   criteria   categories   which  can  be  earned  in  any  order  or
concurrently. Had all of the remaining performance criteria been met at December
31, 2002,  the fair value of the related  warrants and  resulting  expense would have been  approximately  $1,848,683,  using the  Black-Scholes  option  pricing model,  with  assumptions of 95%  volatility,  no dividend yield and a risk-free rate of 5.5%.

The Company also issued and modified  warrant terms in the settlement of certain litigation  during 2001 (Note 7).  These  warrants and  modifications  have been
valued  at  $234,000  using  the   Black-Scholes   option  pricing  model.  (See
assumptions used in Note 7).

The following table presents the activity for warrants outstanding:

                                                                          Weighted
                                                                           Average
                                                            Number of     Exercise
                                                            Warrants        Price
                                                         ---------------------------

Outstanding - December 31, 1999                             14,791,126 $        0.53
      Issued                                                    35,000          3.96
      Forfeited/canceled                                      (32,506)          0.71
      Exercised                                            (9,352,620)          0.53
                                                         ---------------------------

Outstanding - December 31, 2000                              5,441,000          0.53
      Issued                                                 2,066,587          1.12
      Forfeited/canceled                                      (36,000)          0.80
      Exercised                                               (22,000)          0.19
                                                         ---------------------------

Outstanding - December 31, 2001                              7,449,587          0.69
      Issued                                                17,493,016          0.51
      Forfeited/canceled                                     (826,000)          0.51
      Exercised                                            (1,388,975)          0.50
                                                         ---------------------------

Outstanding - December 31, 2002                             22,727,628 $        0.58
                                                         ===========================

All of the  outstanding  warrants are  exercisable  and have a weighted  average remaining contractual life of 3.45 years.

Note 9 - Income Taxes

As of December 31, 2002, the Company has net operating loss (NOL)  carryforwards of approximately  $29,105,000,  which expire in the years 2002 through 2022. The utilization  of the NOL  carryforward  is limited to $469,000 on an annual basis for net operating loss  carryforwards  generated prior to September 1996, due to an effective  change in control,  which occurred as a result of the 1996 private placement.  As a result of the significant  sale of securities  during 1999, the
Company's net operating loss carryforwards will be further limited in the future to an annual  amount of $231,000  due to those  changes in control.  The Company also  has  a  deferred  tax  liability  of  approximately  $141,000  related  to capitalized  software  development  costs.  The  Company  has  concluded  it  is currently  more likely than not that it will not  realize its net  deferred  tax asset and  accordingly has  established a valuation  allowance of  approximately
$9,900,000 and $7,400,000,  respectively.  The change in the valuation allowance for 2002 and 2001 was approximately $2,500,000 and $2,413,000, respectively.

Note 10 - Employee Benefit Plan

Employees  are  eligible to  participate  in the  company's  401(k)  retirement.
Payroll  deductions  are taken  out of every  payroll  check  and are  "pre-tax"
dollars.  Employees may elect (in writing) at any time that their  participation be  "suspended",  however,  they may only  apply  for  re-enrollment  quarterly.
Employees  may elect up to a 15%  contribution.  There  currently is no employer match policy.

Note 11 - Related Party Transactions

Prior to being  elected to the Board of  Directors  of the  Company  in 1999,  a
company affiliated with one of the Company's directors,  entered into agreements with us to provide  executive search services and sales and marketing service to
us. In connection with those  agreements,  the Company issued a 3-year option to acquire up to 25,000 shares of the Company's  common stock at an exercise  price of $.55 per share. An expense of  approximately  $13,000 related to the issuance of the option was recorded.  The Company paid the related company  approximately
$51,000 and  $152,000  during  2001 and 2000,  respectively.  The  Company  also entered into an agreement with the affiliated  company for rental space,  use of clerical  employees  and to pay a portion of utility and telephone  costs.  Rent expense for 2001 and 2000 was approximately $111,000 and $93,000, respectively.

During  2000,  the Company  paid two  companies  affiliated  with another of the
Company's directors $118,000 for services and related expenses and approximately
$66,000 for software  development and web-site hosting and development  services and purchase of computer equipment.  The Company also acquired a business from a director of the Company for $474,000 in 2000.

The Company also has an  obligation to issue  warrants to a pharmacy  management company in which a member of the Company's  audit  committee is a related party, if certain performance criterion are met in the future (Note 7).

The Company has a consulting  agreement  with one of the Company's  directors to assist with marketing of the Company's  products.  The Company paid the director
$20,000,  $0 and $52,000 for such  consulting  services in 2002,  2001 and 2000, respectively.

During July 2001, the Company received  $136,000 as a short-term  advance from a related  party,  $50,000 of which was repaid  during  August 2001. An additional
$30,000  and $50,000 was  advanced  to the Company by the related  party  during
September  and  December  2001,  leaving an  outstanding  balance of $166,000 at
December 31, 2001. The entire amount was repaid during February 2002.

During 2002, the Company recorded $130,000 as a liability to a related party for loans  made to the  Company  during  2002.  The  liability  emerged  a part of a severance package for compensation and expenses.  The separation agreement calls for monthly  payments of $5,000  beginning  January 2003 with the entire  amount being due in May 2003.

Note 12 - Subsequent Events

The Company entered into a definitive agreement to acquire  substantially all of the assets of PocketScripts LLC in December 2002. The acquisition was contingent
upon  certain   closing   conditions   including   approval  by  the   Company's
stockholders.  Through December 31, 2002, the Company paid an initial deposit of
$100,000 in  connection  with the  proposed  merger,  in addition to $209,000 in advances for working capital  purposes and expenses  relating to the acquisition which were incurred.  On March 5, 2003,  Medix  announced the termination of the proposed merger agreement with PocketScript, LLC. As a result of the acquisition being  terminated,  the Company  expensed the $309,000  incurred during the year ended December 31, 2002.

On March 7, 2003,  the Company  purchased  the assets of  ePhysician,  Inc.  for
$300,000 and 100,000 shares of our common stock, from Comdisco  Ventures,  Inc., an ePhysician creditor.  ePhysician point-of-care technologies enable physicians to securely access and send  information to pharmacies,  billing  services,  and practice  management  systems via the Palm  OS(R)-based  handheld device and the
Internet.  The Company  intends to  integrate  various  aspects of  ePhysician's technologies with their existing products.

Note 13 - Summarized Quarterly Results (Unaudited)

The following table presents unaudited operating results for each quarter within the two most recent years. The Company  believes that all necessary  adjustments consisting  only of normal  recurring  adjustments,  have been  included  in the amounts stated below to present fairly the following quarterly results when read in  conjunction  with the financial  statements.  Results of operations  for any particular quarter are not necessarily indicative of results of operations for a full fiscal year.

                                                            Third      Fourth
                                                            ------     ------
                             First Quarter Second QuarterQuarter (2)   Quarter(3)(4)
                            -------------- --------------------------  -------
Footnotes
December 31, 2001
   Revenues                 $    30,000    $        -    $        -     $   (1,000)
   Operating expenses         2,195,000      1,455,000     3,058,000     1,437,000
   Net loss                  (2,259,000)    (1,635,000)   (3,183,000)   (3,559,000)
   Basic loss per share (1)       (0.05)         (0.03)        (0.06)        (0.07)
   Diluted loss per share (1)     (0.05)         (0.03)        (0.06)        (0.07)

December 31, 2002

   Revenues                 $         -    $        -     $        -    $        -
   Operating expenses         1,475,000      1,265,000     1,678,000     3,140,000
   Net loss                  (1,677,000)    (1,309,000)   (1,732,000)   (4,296,000)
   Basic loss per share (1)       (0.03)         (0.02)        (0.03)        (0.05)
   Diluted loss per share(1)      (0.03)         (0.02)        (0.03)        (0.05)

(1)  Earnings per share are computed independently for each quarter and the full year based upon respective average shares outstanding.  Therefore,  the sum of the  quarterly  net earnings per share  amounts may not equal the annual amounts reported.

(2)  Included in third quarter 2001 operating expenses is $1,111,000 of expenses related to the impairment of intangible assets. (Note 4)

(3)  Included in fourth  quarter 2001  operating loss is $1,022,000 in financing costs. (Notes 6 and 8)

(4)  Included in the fourth  quarter 2002  operating  expenses is  $1,066,000 of expenses  related to the write-off of capitalized  software  project costs,
     $374,000  of accrued  lease  abandonment  costs,  and  $309,000 of expenses associated with an acquisition which was terminated.

                                     ANNEX A

                          AGREEMENT AND PLAN OF MERGER

                                       OF

                              MEDIX RESOURCES, INC.

                            (A Colorado corporation)

                                      INTO

                              MEDIX RESOURCES, INC.

                            (A Delaware corporation)

FIRST:  Medix  Resources,  Inc., a corporation  organized  under the laws of the
State of Colorado  (the  "Merging  Corporation"),  shall merge with and into its wholly-owned  subsidiary,  Medix Resources,  Inc., a corporation organized under the  laws of the  State  of  Delaware  (the  "Surviving  Corporation"),  and the
Surviving  Corporation  shall  assume the  liabilities  and  obligations  of the
Merging Corporation.

SECOND:  The  presently  issued and  outstanding  shares of capital stock of the
Merging Corporation shall be converted on a one-for-one basis into shares of the capital stock, of the same class and series of the Surviving Corporation.

THIRD: The presently issued and outstanding  shares of the common stock,  $0.001 par value,  of the  Surviving  Corporation,  issued to the Merging  Corporation, shall be cancelled.

FOURTH:  The  authorized  capital  of the  Surviving  Corporation  shall  remain unchanged following the merger.

FIFTH:  The Certificate of  Incorporation  of the Surviving  Corporation,  shall remain the Certificate of Incorporation of the Surviving Corporation.

SIXTH: The by-laws of the Surviving  Corporation shall remain the by-laws of the
Surviving Corporation.

SEVENTH:  The directors and officers of the Surviving  Corporation  shall remain the directors and officers of the  Surviving  Corporation  and shall serve until their successors are elected and have qualified.

EIGHTH: The officers of each corporation party to the merger shall be and hereby are  authorized  to do all acts and  things  necessary  and proper to effect the merger.

IN WITNESS  WHEREOF,  the  undersigned  have executed and delivered this Plan of
Merger as of the _______ day of _______________, 2003.

                                               MEDIX RESOURCES, INC. (a Colorado
corporation)

                                               By:

                                                         Darryl Cohen
                                                         Chief Executive Officer

                                               MEDIX RESOURCES, INC. (a Delaware
corporation)

                                               By:

                                                         Darryl Cohen
                                                         Chief Executive Officer

                                     ANNEX B

                      RESTATED CERTIFICATE OF INCORPORATION

                                       OF

                              MEDIX RESOURCES, INC.

     Medix Resources, Inc. (the "Corporation"),  a Delaware corporation,  hereby certifies as follows:

     1.   The name of the Corporation is Medix Resources, Inc.

     2.   The original certificate of incorporation of the Corporation was filed with the Secretary of State of Delaware on February 10, 2003.

     3.   This restated certificate of incorporation of the Corporation has been duly adopted in  accordance  with  Sections 242 and 245 of the General
          Corporation  Law of the State of Delaware by the favorable vote of the holders  of a  majority  of the  outstanding  stock  entitled  to vote thereon and a majority of the outstanding stock of each class entitled to vote thereon as a class.

     4.   This  restated  certificate  of  incorporation  amends,  restates  and integrates the provisions of the certificate of  incorporation  of the
          Corporation.

     5.   The text of the  certificate of  incorporation  of the  Corporation is hereby  amended,  restated and  integrated  to read in its entirety as follows:

                                    ARTICLE I
                                      NAME

     The name of the Corporation is Medix Resources, Inc.

                                   ARTICLE II
                           REGISTERED OFFICE AND AGENT

     The address,  including street, number, city, and county, of the registered office of the  Corporation in the State of Delaware is 1013 Centre Road, City of
Wilmington 19805,  County of New Castle; and the name of the registered agent of the Corporation in the State of Delaware at such address is Corporation  Service
Company.

                                   ARTICLE III
                                     PURPOSE

     The purpose of the  Corporation  is to engage in any lawful act or activity for which a corporation  may be organized  under the General  Corporation Law of
Delaware.

                                    ARTICLE IV

                                   CAPITAL STOCK

     Section 1.  Classes and Shares  Authorized.  The total  number of shares of
Common Stock that the Corporation  shall have authority to issue is Four Hundred
Million  (400,000,000)  shares of Common Stock,  $0.001 par value per share. The total  number of shares of  Preferred  Stock  that the  Corporation  shall  have authority to issue is Two Million Five Hundred  Thousand  (2,500,000)  shares of
Preferred Stock, $1.00 par value per share.

     Section 2. Preferred  Stock.  Shares of Preferred Stock may be divided into such series as may be  established  from time to time by the Board of Directors.
The Board of  Directors  from time to time may fix and  determine  the  relative rights and preferences of the shares of any series so established.

     Section 3. Common Stock.

     (a) After the  requirements  with respect to preferential  dividends on the
Preferred  Stock, if any, shall have been met, and after the  corporation  shall have  complied  with all the  requirements,  if any, with respect to the setting aside of sums as sinking funds or redemption or purchase  accounts,  and subject further  to any  other  conditions  which  may be fixed in  accordance  with the provisions of Section 2 of this Article IV, then, and not otherwise, the holders of Common Stock shall be entitled to receive  such  dividends as may be declared from  time to time by the Board of  Directors  of the  corporation  paid out any funds legally available therefor.

     (b) After  distribution  in full of the  preferential  amount if any, to be distributed  to the holders of the Preferred  Stock in the event of voluntary or involuntary  liquidation,  distribution  or  sale  of  assets,  dissolution,  or winding-up of the corporation, the holders of the Common Stock shall be entitled to  receive  all of  the  remaining  assets  of the  Corporation,  tangible  and intangible, of whatever kind available for distribution to stockholders, ratably in  proportion  to the  number  of  shares  of the  Common  Stock  held  by them respectively.

     (c) Except as may  otherwise be required by law,  each holder of the Common
Stock  shall have one vote in respect of each share of the Common  Stock held by him on all matters voted upon by the stockholders.

     Section 4. General Provisions.  The capital stock of the Corporation may be issued for money, property,  services rendered,  labor done, cash advanced to or on behalf of the  Corporation,  or for any other  assets of value in  accordance with an action of the Board of Directors,  whose judgment as to the value of the assets  received in return for said stock shall be  conclusive,  and said stock, when issued, shall be fully paid and nonassessable.

     Section 5. 1996 Preferred Stock.

     I. Designation and Amount.

     378 shares of the authorized  shares of Preferred  Stock of the Company are hereby  designated  "1996  Preferred  Stock" (the "1996 Preferred  Stock").  All
shares of 1996 Preferred Stock shall rank prior, as to both payment of dividends and as to distribution of assets upon the voluntary or involuntary  liquidation, dissolution  or  winding  up of the  Company,  to all  of the  Company's  now or
hereafter  issued  common  stock (the "Common  Stock"),  and any other series of capital  stock  of the  Company,  other  than  the  12%  Cumulative  Convertible
Preferred  Stock,  that is not,  by its terms,  senior to or pari passu with the
1996 Preferred  Stock,  and shall rank junior to the 12% Cumulative  Convertible
Preferred Stock of the Company.

     II. Dividends.

     (1) The registered  owners of each share of 1996  Preferred  Stock shall be entitled  to receive out of assets of the Company  legally  available  therefor, dividends  at the  rate  of 10%  per  annum,  calculated  on the  amount  of the
Liquidation Value of such share,  which rate shall be 18% per annum for each day after the 180th day  following  the issuance of such share and prior to the date on which a registration  statement  under the Securities Act of 1993 (the "Act")
registering  the  Common  Stock of the  Company  into  which  such share of 1996
Preferred Stock is convertible first becomes  effective.  Dividends shall accrue without interest and be cumulative and shall be payable to the registered owners of  1996  Preferred  Stock  out of  assets  of  the  Company  legally  available therefore,  quarterly  in arrears on the last day of each fiscal  quarter of the
Company.  Dividends  shall be payable to shareholders of record on the fifteenth day  immediately  preceding such dividend  payment date, or if such day is not a business day, on the immediately preceding business day.

     (2) So long as any  share  of 1996  Preferred  Stock  is  outstanding,  the
Company shall not (a) declare or pay any dividend or make any other distribution
(other than  dividends  payable  solely in Common Stock or other  capital  stock ranking junior as to dividend rights to the 1996 Preferred  Stock) on the Common
Stock or any other class or series of capital stock of the Company  ranking,  as to dividends,  junior to the 1996 Preferred  Stock, or set funds aside therefor, or (b) purchase,  redeem or otherwise  acquire any of the Common  Stock,  or any other class of capital  stock of the Company  ranking  junior as to dividends to the 1996 Preferred Stock (other than in exchange for Common Stock or other class of capital stock ranking junior as to dividends to the 1996 Preferred  Stock) or set funds aside therefor.

     (3) If at any time any dividend on any capital stock of the Company ranking senior as to dividends to the 1996  Preferred  Stock ("Senior  Dividend  Stock")
shall be in  default,  in whole or in part,  then no  dividend  shall be paid or declared and set apart for payment on the 1996 Preferred  Stock unless and until all accrued and unpaid dividends with respect to the Senior Dividend Stock shall have been paid or declared and set apart for payment. No dividends shall be paid or  declared  and set apart for  payment on the 1996  Preferred  Stock or on any capital stock ranking pari passu with the 1996 Preferred Stock in the payment of dividends  (the  "Parity  Dividend  Stock")  for any  period  unless  a pro rata dividend has been, or  contemporaneously  is, paid or declared and set apart for payment on the Parity Divided Stock or the 1996 Preferred Stock, as the case may be, so that the amount of  dividends  paid or declared and set aside for payment per share on the 1996 Preferred Stock and the Parity Dividend Stock shall in all cases bear to each other the same ratio that  accrued and unpaid  dividends  per share on the shares of 1996 Preferred  Stock and the Parity  Dividend Stock bear to each other.  Notwithstanding the foregoing, the Company agrees, to the extent that there are funds legally  available  therefore,  to declare all  outstanding
Senior Dividend Stock and Party Dividend Stock as may be necessary to permit the payment of the full dividends payable with respect to the 1996 Preferred Stock.

     (4) Subject to the foregoing  provisions,  the holders of Common Stock, the
Parity Dividend Stock and each other class of capital stock of the Company which is junior as to  dividends  to the 1996  Preferred  Stock  shall be  entitled to receive,  as and when  declared by the Board of Directors  out of the  remaining assets of the Company legally  available  therefor,  such dividends  (payable in cash,  capital  shares or  otherwise) as the Board of Directors may from time to time determine.

     (5) Any reference to "distribution"  contained in this Section II shall not be deemed to include any  distribution  made in connection with any liquidation, dissolution, or winding up of the Company.

     III. Liquidation.

     (1) In the  event of any  liquidation,  dissolution  or  winding  up of the
Company, whether voluntary or involuntary, then out of the assets of the Company before any  distribution  or payment to the  holders of the Common  Stock or any other class of capital  stock of the Company  ranking  junior as to  liquidation preferences to the 1996 Preferred Stock,  but after  distribution to and subject to the rights of holders of capital  stock of the Company  ranking  senior as to liquidation  rights to the Preferred  Stock,  the holders of the 1996  Preferred
Stock  shall be paid the  Liquidation  Value of the 1996  Preferred  Stock  then outstanding  and the holders of the 1996 Preferred Stock shall be entitled to no other or further distribution.

     (2) The Liquidation  Value of the 1996 Preferred Stock shall be $10,000 per share plus the amount of any dividends  which have accrued  thereon to the close of  business  on the date of such  liquidation,  dissolution  or  winding up and remain unpaid, whether or not such dividends have been earned or declared.

     (3) After  payment in full to the holders of (a) any capital  stock ranking senior  as to  liquidation  rights  to the 1996  Preferred  Stock,  (b) the 1996
Preferred  Stock and (c) any class of stock  hereafter  issued  that  ranks on a parity as to liquidation rights with the 1996 Preferred Stock, of the sums which such holders are entitled to receive in such case,  the remaining  assets of the
Company shall be  distributed  among and paid to the holders of the Common Stock and any other class of capital stock of the Company  ranking  junior to the 1996
Preferred Stock.

     (4)  If the  assets  of  the  Company  available  for  distribution  to its shareholders  shall be  insufficient to permit payment in full to the holders of the 1996  Preferred  Stock and all  other  series of  preferred  shares  ranking equally as to  liquidation  preferences  with the 1996  Preferred  Stock of sums which such holders are entitled to receive, then all of the assets available for distribution to such holders shall be distributed among and paid to such holders ratably in proportion to the respective  amounts that would be payable per share if such assets were sufficient to permit payment in full.

     (5) The  consolidation or merger of the Company with any other  corporation or  corporations  or a sale of all or  substantially  all of the  assets  of the
Company  shall not be deemed a  liquidation,  dissolution  or  winding up of the
Company within the meaning of this Section III.

     IV. Redemption.

     (1)  If on  July  1,  1998  (a) a  registration  statement  under  the  Act registering  the Common Stock of the Company into which the 1996 Preferred Stock is convertible  was not effective or (b) the Common Stock of the Company was not then traded on a national  securities exchange (including NASDAQ National Market
System, the NASDAQ Small Cap Market, the New York Stock Exchange or the American
Stock  Exchange,  but  excluding  the  NASDAQ  Bulletin  Board or  other  NASDAQ listings),  the  Company  shall,  at the  written  election of the holder of any outstanding  shares of 1996 Preferred Stock received on or before July 31, 1998, redeem such shares of 1996 Preferred Stock at the redemption  price per share of
$10,000  plus any  accrued  and unpaid paid  dividends  thereon,  whether or not declared, to the date of redemption.

     (2) The  redemption  price  for any  shares of 1996  Preferred  Stock to be redeemed  hereunder  shall be payable in cash,  out of funds  legally  available therefore,  as soon as  practicable  after July 31,  1998.  If the  Company  has insufficient  funds legally  available to pay the redemption price of all of the shares of 1996 Preferred Stock tendered for redemption, the Company shall redeem as many shares as it has funds  legally  available  therefore pro rata among the shareholders tendering 1996 Preferred Stock for redemption and shall continue to be obligated to redeem the remaining  shares tendered for redemption when and as funds become legally available therefore,  subject to the right of any tendering shareholder to withdraw its election to have such shares redeemed.  Any election to have any shares of 1996  Preferred  Stock redeemed  pursuant  hereto shall be accompanied  with the  certificates  representing  the shares being tendered for redemption.

     V. Voting Rights.

     The holders of the 1996 Preferred  Stock shall have no voting rights except as required by law.

     VI. Conversion; Anti-dilution Provisions.

     The  holders  of the 1996  Preferred  Stock  shall have no right to convert their shares into Common Stock.

     Section 6. 1999 Series C Convertible Preferred Stock.

     I. Designation and Amount.

     Two Thousand (2,000) shares of the authorized  shares of Preferred Stock of the Company are hereby  designated  "1999 Series C Convertible  Preferred Stock"
(the "Series C Preferred").  All shares of Series C Preferred  shall rank prior, as to both  payment  of  dividends  and as to  distribution  of assets  upon the voluntary or involuntary liquidation,  dissolution or winding up of the Company, to all of the  Company's  now or  hereafter  issued  common  stock (the  "Common
Stock"),  and any other series of capital  stock of the Company,  other than the
1996 Preferred  Stock,  that is not, by its terms,  senior to or pari passu with the  Series C  Preferred,  and shall  rank  junior in all  respects  to the 1996
Preferred Stock.

     II. Dividends.

     (1) Except as specifically  described herein,  the registered owners of the
Series C  Preferred  shall  not be  entitled  to  receive  any  dividends.  If a registration statement under the Securities Act of 1933, as amended (the "Act"), registering  the shares of Common  Stock of the Company  into which the Series C
Preferred is convertible is not declared  effective by March 31, 2000, or if any such  registration  statement  ceases to be  effective  at any time prior to the second  anniversary  of the  date on which  such  registration  statement  first becomes  effective,  the  registered  owners of each share of Series C Preferred shall be  entitled to receive  out of assets of the  Company  legally  available therefor,  dividends for any period during such two-year  period and after March
31, 2000, during which such registration statement is not effective, at the rate of ten  percent  (10%) per  annum,  for each day during  which the  registration statement is not effective.  Dividends  shall be calculated on the amount of the
Liquidation  Value (as set  forth  below) of each  share.  Dividends,  if any as provided hereunder, shall accrue without interest and be cumulative and shall be payable  to the  registered  owners of Series C  Preferred  out of assets of the
Company  legally  available  therefore,  quarterly in arrears on the last day of each fiscal quarter of the Company.  Dividends  shall be payable to shareholders of record on the fifteenth day immediately preceding such dividend payment date, or if such day is not a business day, on the immediately preceding business day.

     (2) So long as any share of Series C Preferred is outstanding,  the Company shall not (a) declare or pay any dividend or make any other distribution  (other than  dividends  payable  solely in Common Stock or other  capital stock ranking junior as to dividend  rights to the Series C Preferred)  on the Common Stock or any  other  class or series  of  capital  stock of the  Company  ranking,  as to dividends, junior to the Series C Preferred, or set funds aside therefor, or (b)
purchase,  redeem or otherwise  acquire,  any of the Common Stock,  or any other class of capital  stock of the Company  ranking  junior as to  dividends  to the
Series C Preferred  (other than in exchange  for Common  Stock or other class of capital stock  ranking  junior as to dividends to the Series C Preferred) or set funds aside therefor.

     (3) If at any time any dividend on any capital stock of the Company ranking senior as to dividends to the Series C Preferred ("Senior Dividend Stock") shall be in default,  in whole or in part,  then no dividend shall be paid or declared and set apart for payment on the Series C Preferred unless and until all accrued and unpaid  dividends with respect to the Senior  Dividend Stock shall have been paid or  declared  and set  apart for  payment.  No  dividends  shall be paid or declared  and set apart for payment on the Series C Preferred  or on any capital stock ranking pari passu with the Series C Preferred in the payment of dividends
(the  "Parity  Dividend  Stock") for any period  unless a pro rata  dividend has been, or contemporaneously is, paid or declared and set apart for payment on the
Parity Divided Stock or the Series C Preferred,  as the case may be, so that the amount of dividends  paid or declared and set aside for payment per share on the
Series C Preferred and the Parity Dividend Stock shall in all cases bear to each other the same ratio that accrued and unpaid  dividends  per share on the shares of  Series  C  Preferred  and the  Parity  Dividend  Stock  bear to each  other.
Notwithstanding the foregoing,  the Company agrees, to the extent that there are funds legally available  therefore,  to declare all outstanding  Senior Dividend
Stock and Party  Dividend Stock as may be necessary to permit the payment of the full dividends payable with respect to the Series C Preferred.

     (4) Subject to the foregoing  provisions,  the holders of Common Stock, the
Parity Dividend Stock and each other class of capital stock of the Company which is junior  as to  dividends  to the  Series C  Preferred  shall be  entitled  to receive,  as and when  declared by the Board of Directors  out of the  remaining assets of the Company legally  available  therefor,  such dividends  (payable in cash,  capital  shares or  otherwise) as the Board of Directors may from time to time determine.

     (5) Any reference to "distribution"  contained in this Section II shall not be deemed to include any  distribution  made in connection with any liquidation, dissolution, or winding up of the Company.

     III. Liquidation.

     (1) In the  event of any  liquidation,  dissolution  or  winding  up of the
Company, whether voluntary or involuntary, then out of the assets of the Company before any  distribution  or payment to the  holders of the Common  Stock or any other class of capital  stock of the Company  ranking  junior as to  liquidation preferences to the Series C Preferred,  but after distribution to and subject to the  rights of  holders of capital  stock of the  Company  ranking  senior as to liquidation  rights to the  Series C  Preferred,  the  holders  of the shares of
Series C Preferred then outstanding  shall be paid the Liquidation  Value of the shares of Series C Preferred then outstanding and such holders shall be entitled to no other or further distribution.

     (2) The Liquidation  Value of each share of the Series C Preferred shall be
$1,000 per share plus the amount of any dividends  which have accrued thereon to the close of business on the date of such liquidation, dissolution or winding up and remain unpaid, whether or not such dividends have been earned or declared.

     (3) After  payment in full to the holders of (a) any capital  stock ranking senior as to  liquidation  rights to the  Series C  Preferred,  (b) the Series C
Preferred and (c) any class of stock hereafter  issued that ranks on a parity as to  liquidation  rights  with the  Series C  Preferred,  of the sums  which such holders  are  entitled  to  receive in such case,  the  remaining  assets of the
Company shall be  distributed  among and paid to the holders of the Common Stock and any other class of capital stock of the Company ranking junior to the Series
C Preferred.

     (4)  If the  assets  of  the  Company  available  for  distribution  to its shareholders  shall be  insufficient to permit payment in full to the holders of the Series C Preferred and all other series of preferred  shares ranking equally as to  liquidation  preferences  with the Series C Preferred  of sums which such holders  are  entitled  to  receive,  then  all  of  the  assets  available  for distribution to such holders shall be distributed among and paid to such holders ratably in proportion to the respective  amounts that would be payable per share if such assets were sufficient to permit payment in full.

     (5) The  consolidation or merger of the Company with any other  corporation or  corporations  or a sale of all or  substantially  all of the  assets  of the
Company  shall not be deemed a  liquidation,  dissolution  or  winding up of the
Company within the meaning of this Section III.

     IV. Redemption.

     (1) If on March 31, 2000 a registration statement under the Act registering the Common Stock of the Company into which the Series C Preferred is convertible was not effective,  the Company shall, at the written election of the registered owner of any  outstanding  shares of Series C  Preferred  received  on or before
March 31, 2000, redeem such shares of Series C Preferred at the redemption price per share of $1,000 plus any accrued and unpaid  dividends  thereon,  whether or not declared, to the date of redemption.

     (2) The  redemption  price  for any  shares  of  Series C  Preferred  to be redeemed  hereunder  shall be payable in cash,  out of funds  legally  available therefore,  as soon as  practicable  after  March 31,  2000.  If the Company has insufficient  funds legally  available to pay the redemption price of all of the shares of Series C Preferred  tendered for redemption,  the Company shall redeem as many  shares  as it has  legally  available  therefore  pro  rata  among  the shareholders  tendering  Series C Preferred for redemption and shall continue to be obligated to redeem the remaining  shares tendered for redemption when and as funds become legally available therefore,  subject to the right of any tendering shareholder to withdraw its election to have such shares redeemed.  Any election to have any  shares of Series C  Preferred  redeemed  pursuant  hereto  shall be accompanied  with the  certificates  representing  the shares being tendered for redemption.

     (3) At the option of the Company,  the shares of the Series C Preferred may be redeemed by the Company,  in whole or in part,  at any time,  at a redemption price of $1,000 per  share,  plus any  accrued  and  unpaid  dividends  thereon, whether or not declared, to the date of redemption, if the holders of the shares to be redeemed are given at least thirty (30) days notice of such  redemption in writing.

     V. Voting Rights.

     The holders of the Series C Preferred shall have no voting rights except as required by law.

     VI. Conversion; Anti-Dilution Provisions.

     The holders of the Series C Preferred  shall have no right to convert their shares into Common Stock.

                                    ARTICLE V
                                     VOTING

     Cumulative voting in the election of directors is not authorized.

                                   ARTICLE VI
                                PREEMPTIVE RIGHTS

     Shareholders of the corporation shall not have preemptive rights to acquire unissued or treasury  shares of the corporation or securities  convertible  into such shares or carrying a right to subscribe to or acquire such shares.

                                   ARTICLE VII
                               BOARD OF DIRECTORS

     Section  1.  Board  of  Directors;  Number.  The  governing  board  of  the corporation  shall  be  known  as the  Board of  Directors,  and the  number  of directors  may from time to time be  increased  or  decreased  in such manner as shall be provided in the Bylaws of the corporation,  provided that the number of directors shall not be reduced to less than three unless the outstanding  shares are held of record by fewer  than  three  shareholders  in which case there need only be as many directors as there are shareholders.

     Section 2.  Classification  of Directors.  The Board of Directors  shall be divided into three  classes,  Class 1, Class 2, and Class 3, each class to be as nearly  equal in number  as  possible.  The term of office of Class 1  directors shall  expire  at the first  annual  meeting  of  shareholders  following  their election,  that of Class 2 directors  shall expire at the second annual  meeting following  their  election,  and the Class 3 directors shall expire at the third annual  meeting  following  their  election.  At each annual  meeting after such classification,  a number of  directors  equal to the number of the class  whose term expires at the time of such  meeting  shall be elected to hold office until the third succeeding  annual meeting.  No  classification  of directors shall be effective prior to the first annual meeting of shareholders. Notwithstanding the foregoing and except as otherwise  required by law,  whenever the holders of any one or more series of Preferred Stock shall have the right, voting separately as a class to elect one or more directors of the Company, the terms of the director or directors  elected by such holders shall expire at the next succeeding annual meeting of shareholders.

     Section 3. Nomination of Directors.

     (a)  Nominations  for the election of directors may be made by the Board of
Directors,  by a  committee  of the Board of  Directors,  or by any  shareholder entitled to vote for the  election of  directors.  Nominations  by  shareholders shall be made by notice in writing,  delivered  or mailed by first class  United
States mail, postage prepaid, to the Secretary of the Corporation, not less than
14 days nor more than 50 days prior to any  meeting of the  shareholders  called for the election of  directors;  provided,  however,  that if less than 21 days'
notice of the meeting is given to  shareholders,  such  written  notice shall be delivered or mailed,  as  prescribed,  to the Secretary of the  Corporation  not later than the close of the seventh day following the day on which notice of the meeting was mailed to shareholders.

     (b) Each notice  under  subsection  (a) shall set forth (i) the name,  age, business  address and, if known,  residence  address of each nominee proposed in such notice,  (ii) the principal  occupation or employment of each such nominee, and  (iii)  the  number  of  shares  of  stock  of  the  Corporation  which  are beneficially owned by each such nominee.

     (c) The chairman of the shareholders'  meeting,  may, if the facts warrant, determine and declare to the meting that a nomination was not made in accordance with the foregoing procedure, and if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded.

     Section 4. Certain Powers of the Board of Directors. In furtherance and not in  limitation  of the powers  conferred  by statute,  the Board of Directors is expressly authorized:

     (a) to manage  and  govern  the  corporation  by  majority  vote of members present at any regular or special meeting at which a quorum shall be present, to make,  alter,  or amend the Bylaws of the  corporation at any regular or special meeting,  to fix the amount to be reserved as working capital over and above its capital stock paid in, to authorize and cause to be executed mortgages and liens upon the real and personal property of the corporation,  and to designate one or more  committees,  such  committee to consist of two or more of the directors of the  corporation,  which,  to the extent  provided in the  resolution  or in the
Bylaws of the  corporation,  shall have and may exercise the powers of the Board of Directors in the  management  of the business and affairs of the  corporation
(such committee or committees  shall have such name or names as may be stated in the Bylaws of the  corporation or as may be determined from time to time to time by resolutions adopted by the Board of Directors);

     (b) to sell, lease,  exchange, or otherwise dispose of all or substantially all of the property and assets of the  corporation in the ordinary course of its business upon such terms and  conditions as the Board of Directors may determine without vote or consent of the shareholders;

     (c) to sell, pledge, lease,  exchange,  liquidate,  or otherwise dispose of all or substantially all of the property or assets of the corporation, including its goodwill, if not in the ordinary course of its business, upon such terms and conditions as the Board of Directors may determine; provided, however, that such transaction  shall be  authorized  or  ratified by the  affirmative  vote of the holders  of at least a  majority  of the shares  entitled  to vote  thereon at a shareholders'  meeting duly called for such purpose or authorized or ratified by the  written  consent  of the  holders  of all of the  shares  entitled  to vote thereon; and provided,  further,  that any such transaction with any substantial shareholder or affiliate of the  corporation  shall be authorized or ratified by the  affirmative  vote of the  holders  of at  least  two-thirds  of the  shares entitled  to vote  thereon  at a  shareholders'  meeting  duly  called  for that purpose, unless such transaction is with any subsidiary of the corporation or is approved by the affirmative  vote of a majority or the entire board of directors of the  corporation,  or is authorized or ratified by the written consent of the holders of all of the shares entitled to vote thereon;

     (d) to merge,  consolidate,  or exchange  all of the issued or  outstanding shares of one or more classes of the corporation  upon such terms and conditions as the Board of Directors may authorize;  provided,  however,  that such merger, consolidation  or exchange shall be approved or ratified by the affirmative vote of the holders of at least a majority of the shares  entitled to vote thereon at a shareholders'  meeting duly called for that purpose, or authorized or ratified by the  written  consent of the  holders of all of the shares  entitled  to vote thereon; and provided, further, that any such merger, consolidation, or exchange with any  substantial  shareholder  or  affiliate  of the  corporation  shall be authorized  or  ratified  by the  affirmative  vote of the  holders  of at least two-thirds  of the shares  entitled to vote thereon at a  shareholders'  meeting duly called for that purpose, unless such merger, consolidation,  or exchange is with any subsidiary of the corporation or is approved by the affirmative vote of a majority of the entire board of directors of the corporation, or is authorized or ratified by the written  consent of the holders of all of the shares entitled to vote thereon; and

     (e) to  distribute  to the  shareholders  of the  corporation  without  the approval of the shareholders,  in partial liquidation,  out of stated capital or capital surplus of the corporation,  a portion of the  corporation's  assets, in cash or in property,  so long as the partial  liquidation is in compliance  with applicable law.

     (f) as used in this Section 5, the following terms shall have the following meanings:

          (i) an  "affiliate"  shall  mean  any  person  or  entity  which is an affiliate  within  the  meaning  of Rule  12b-2 of the  General  Rules  and
     Regulations under the Securities Exchange Act of 1934, as amended:

          (ii)  a  "subsidiary"   shall  mean  any   corporation  in  which  the
     corporation owns the majority of each class of equity security; and

          (iii) a  "substantial  shareholder"  shall  mean any  person or entity which is the  beneficial  owner,  within  the  meaning of Rule 13d-3 of the
     General Rules and Regulations under the Securities Exchange Act of 1934, as
     amended,   of  10%  or  more  of  the  outstanding  capital  stock  of  the corporation.

                                  ARTICLE VIII
                              CONFLICTS OF INTEREST

     Section 1. Related Party Transactions.

     (a) No contract or transaction  between the  corporation and one or more of
its  directors,   or  between  the  corporation   and  any  other   corporation,
partnership,  association,  or other  organization  in which  one or more of its directors  or officers are  directors  or officers or have a financial  interest shall be void or voidable  solely for that reason or solely because the director or  officer  is  present  at or  participates  in the  meeting  of the  Board of
Directors or  committee  thereof  which  authorizes,  approves,  or ratifies the contract  or  transaction  or solely  because his or their votes are counted for such purpose if:

          (i) the material  facts as to his  relationship  of interest and as to the  contract or  transaction  are  disclosed  or are known to the Board of
     Directors  or the  committee,  and the  Board or  committee  in good  faith authorizes,  approves,  or  ratifies  the  contract or  transaction  by the affirmative  vote of the  majority  of the  disinterested  directors,  even though the disinterested directors are less than a quorum; or

          (ii) the material facts as to his  relationship  or interest and as to the contract or transaction are disclosed or are known to the  shareholders entitled to vote thereon,  and the contract or transaction is  specifically authorized,  approved,  or  ratified  in  good  faith  by  a  vote  of  the shareholders; or

          (iii) the contract or transaction is fair as to the  corporation as of the time it is authorized, approved, or ratified by the Board of Directors, a committee thereof, or the shareholders.

     (b) Common or  disinterested  directors may be counted in  determining  the presence  of a quorum at a meeting of the Board of  Directors  or of a committee which authorizes, approves, or ratifies the contract or transaction.

     Section 2.  Corporate  Opportunities.  The officers,  directors,  and other members of  management  of the  corporation  shall be subject to the doctrine of corporate  opportunities only insofar as it applies to business opportunities in which the  corporation has expressed an interest as determined form time to time by  resolution  of the Board of  Directors.  When  such  areas of  interest  are delineated,  all such business opportunities within such areas of interest which come  to  the  attention  of the  officers,  directors,  and  other  members  of management of the corporation shall be disclosed promptly to the corporation and made available to it. The Board of Directors may reject any business opportunity presented  to it, and  thereafter  any  officer,  director,  or other  member of management  may  avail  himself  of such  opportunity.  Until  such  time as the corporation, through its Board of Directors, has designated an area of interest, the officers,  directors,  and other  members of  management of the  corporation shall be free to engage in such areas of interest or their own.  The  provisions hereof shall not limit the rights of any officer,  director,  or other member of management of the corporation to continue a business  existing prior to the time that such area of interest is designated by the  corporation,  nor shall they be construed  to release any  employee of the  corporation  (other than an officer, director,  or member of management) from any duties which such employee may have to the corporation.

                                   ARTICLE IX
                             LIABILITY OF DIRECTORS

     A director of the corporation shall not be liable to the corporation or its stockholders  for monetary  damages for breach of fiduciary  duty as a director, except to the extent such exemption from liability or limitation  thereof is not permitted  under the General  Corporation  Law of the State of Delaware,  as the
same exists or may hereafter be amended.  Any amendment,  modification or repeal of the foregoing  sentence shall not adversely affect any right or protection of a director  of the  corporation  hereunder  in  respect  of any act or  omission occurring prior to the time of such amendment, modification or repeal.

                                    ARTICLE X
                                 INDEMNIFICATION

     For purposes of this Article X, a "Proper  Person" means any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, suit or proceeding, whether civil, criminal, administrative or investigative,  and whether formal or informal, by reason of the fact that he is or was a director, officer, employee,  fiduciary or agent of the corporation, or is or was serving at the  request of the  corporation  as a  director,  officer, partner, trustee, employee, fiduciary or agent of any foreign or domestic profit or nonprofit corporation or of any partnership,  joint venture, trust, profit or nonprofit  unincorporated  association,  limited  liability  company,  or  other enterprise or employee benefit plan. The corporation  shall indemnify any Proper
Person  against  reasonably  incurred  expenses  (including   attorneys'  fees),
judgments,  penalties,  fines (including any excise tax assessed with respect to an employee benefit plan) and amounts paid in settlement  reasonably incurred by him in  connection  with such action,  suit or proceeding if it is determined by the groups set forth in Section 4 of this Article  that he conducted  himself in good  faith and that he  reasonably  believed  (1) in the case of conduct in his
official   capacity  with  the   corporation,   that  his  conduct  was  in  the
corporation's  best  interests,  or (ii) in all  other  cases  (except  criminal cases),  that his  conduct was at least not  opposed to the  corporation's  best interests,  or  (iii)  in the case of any  criminal  proceeding,  that he had no reasonable  cause to believe his conduct was  unlawful.  A Proper Person will be deemed  to be acting  in his  official  capacity  while  acting  as a  director, officer, employee or agent on behalf of this corporation and not while acting on this corporation's behalf for some other entity.

     No  indemnification  shall be made under this Article X to a Proper  Person with respect to any claim, issue or matter in connection with a proceeding by or in the right of a corporation in which the Proper Person was adjudged  liable to the  corporation or in connection  with any proceeding  charging that the Proper
Person derived an improper personal benefit,  whether or not involving action in an  official  capacity,  in which he was  adjudged  liable on the basis  that he derived  an  improper  personal  benefit.  Further,  indemnification  under this
Section  in  connection  with a  proceeding  brought  by or in the  right of the corporation shall be limited to reasonable expenses,  including attorneys' fees, incurred in connection with the proceeding.

     The   corporation   shall  indemnify  any  Proper  Person  who  was  wholly
successful,  on the merits or  otherwise,  in defense of any  action,  suit,  or proceeding as to which he was entitled to  indemnification  under this Article X against  expenses  (including  attorneys'  fees)  reasonably  incurred by him in connection  with the  proceeding  without  the  necessity  of any  action by the corporation other than the determination in good faith that the defense has been wholly successful.

     The  termination  of any action,  suit or  proceeding  by judgment,  order, settlement or  conviction,  or upon a plea of nolo  contendere or its equivalent shall not of itself create a presumption that the person seeking indemnification did not meet the  standards  of  conduct  described  in his  Article  X Entry of judgment by consent as part of a settlement  shall not be deemed an adjudication of liability.

     Except  where  there is a right  to  indemnification  as set  forth in this
Article or where  indemnification  is ordered  by a court,  any  indemnification shall be made by the corporation  only as authorized in the specific case upon a determination  by a proper group that  indemnification  of the Proper  Person is permissible under the circumstances  because he has met the applicable standards of conduct set forth in this Article.  This  determination  shall be made by the board of directors by a majority  vote of those  present at a meeting at which a quorum is present,  which quorum shall  consist of directors  not parties to the proceeding  ("Quorum").  If a Quorum cannot be obtained, the determination shall be made by a majority  vote of a committee of the board of directors not parties to the  proceeding,  except that directors who are parties to the proceeding may participate in the  designation  of directors for the committee.  If a Quorum of the  board  of  directors  cannot  be  obtained  and  the  committee  cannot  be established,  or even if a Quorum is obtained or the committee is designated and a majority of the  directors  constituting  such Quorum or committee so directs, the  determination  shall be made by (1) independent legal counsel selected by a vote of the board of directors or the committee in the manner  specified in this paragraph, or, if a Quorum of the full board of directors cannot be obtained and a committee  cannot be established,  by independent  legal counsel selected by a majority  vote of the full board  (including  directors  who are  parties to the action) or (ii) a vote of the shareholders.

     Any Proper Person may apply for indemnification to the court conducting the
proceeding  or  to  another  court  of  competent   jurisdiction  for  mandatory
indemnification  under this Article,  including  indemnification  for reasonable
expenses  incurred  to  obtain  court-ordered  indemnification.   If  the  court
determines  that such  Proper  Person  is  fairly  and  reasonably  entitled  to indemnification in view of all the relevant circumstances, whether or not he met the standards of conduct set forth in this Article or was adjudged liable in the proceeding,  the court may order such  indemnification as the court deems proper except that if the Proper Person has been adjudged liable, indemnification shall be limited to reasonable expenses incurred in connection with the proceeding and reasonable expenses incurred to obtain court-ordered indemnification.

     Reasonable  expenses  (including  attorneys' fees) incurred in defending an action,  suit  or  proceeding  as  described  in  Section  1 may be  paid by the corporation  to any Proper  Person in advance of the final  disposition  of such action,  suit or proceeding  upon receipt of (1) a written  affirmation  of such
Proper  Person's  good faith  belief  that he has met the  standards  of conduct prescribed by this Article X (ii) a written undertaking,  executed personally or on the Proper  Person's  behalf,  to repay  such  advances  if it is  ultimately determined  that he did not  meet  the  prescribed  standards  of  conduct  (the undertaking  shall be an unlimited  general  obligation of the Proper Person but need not be secured and may be accepted without  reference to financial  ability to make  repayment),  and (iii) a determination  is made by the proper group (as described in this Article X) that the facts as then known to the group would not preclude  indemnification.  Determination and authorization of payments shall be made in the same manner specified in this Article X.

                                   ARTICLE XI
                           ARRANGEMENTS WITH CREDITORS

     Whenever a compromise or arrangement is proposed by the corporation between it and its creditors or any class of them, an/or between the corporation and its shareholders  or any class of them, any court of equitable  jurisdiction  may on summary application by the corporation or by a majority of its shareholders,  or on the application of any receiver or receivers  appointed for the  corporation, or on the  application  of  trustees  in  dissolution,  order a  meeting  of the creditors  or  class  of  creditors  and/or  of the  shareholders  or  class  of shareholders  of the  corporation,  as the case may be, to be  notified  in such manner as the court decides. If a majority in number representing at least three fourths in the dollar amount owed to the creditors or class of creditors  and/or the holders of the  majority of the stock or class of stock of the  corporation, as the case may be,  agrees  to any  compromise  or  arrangement  and/or  to any reorganization  of the  corporations  as a  consequence  of such  compromise  or arrangement,  then said  compromise or  arrangement  and/or said  reorganization shall,  if  sanctioned by the court to which the  application  has been made, be binding  upon  all  the  creditors  or  class  of  creditors  and/or  on all the shareholders or class of shareholders  of the  corporation,  as the case may be, and also on the corporation.

                                   ARTICLE XII
                             SHAREHOLDERS' MEETINGS

     Shareholders'  meetings may be held at such time and place as may be stated
or fixed in accordance with the Bylaws. At all shareholders' meetings, one third of all shares entitled to vote shall constitute a quorum.

                                  ARTICLE XIII
                                   DISSOLUTION

     Section  1.  Procedure.   The  corporation  shall  be  dissolved  upon  the
affirmative vote of the holders of at least a majority of the shares entitled to vote thereon at a meeting duly called for that  purpose,  or when  authorized or ratified by the written  consent of the holders of all of the shares entitled to vote thereon.

     Section 2. Revocation.  The corporation shall revoke voluntary  dissolution proceedings  upon the affirmative  vote of the holders of at least a majority of the shares  entitled to vote at a meeting duly called for that purpose,  or when authorized  or  ratified  by the  written  consent of the  holders of all of the shares entitled to vote thereon.

                                   ARTICLE XIV
                                  MISCELLANEOUS

     Meetings  of  stockholders  may be held  within  or  without  the  State of
Delaware as the By-laws may provide.  The books of the  corporation  may be kept
(subject  to any  provision  contained  in the  statutes)  outside  the State of
Delaware at such place or places as may be  designated  from time to time by the
Board of  Directors  or in the  By-laws  of the  corporation.  The  election  of directors need not be by written ballot unless the By-laws so provide. The Board of Directors of the corporation is authorized and empowered from time to time in its discretion to make, alter, amend or repeal the By-laws of the corporation.

     Notwithstanding  anything herein to the contrary,  the number of authorized shares of Common Stock may be  increased or decreased  (but not below the number of shares thereof then  outstanding) by the affirmative vote of the holders of a majority in voting power of the outstanding stock of the corporation entitled to vote  generally  irrespective  of the  provisions  of Section  242(b)(2)  of the
General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, Medix Resources, Inc. has caused this certificate to be signed by Mark Lerner, its Executive Vice President and Chief Financial Officer,
on the __ day of __, 2003.

                              ----------------------------------
                              Mark Lerner,
                              Executive Vice President and Chief Financial Officer

                                     ANNEX C

                   -------------------------------------------

                                     BYLAWS

                                       OF

                              MEDIX RESOURCES, INC.

                             A Delaware Corporation

                   -------------------------------------------

ARTICLE I Offices

ARTICLE II Shareholders

      Section 1.  Annual Meeting
      Section 2.  Special Meetings
      Section 3.  Place of Meeting
      Section 4.  Notice of Meeting
      Section 5.  Fixing of Record Date
      Section 6.  Voting Lists
      Section 7.  Recognition Procedure for Beneficial Owners
      Section 8.  Quorum and planner of Acting
      Section 9.  Proxies
      Section 10. Voting Shares
      Section 11. Corporation's Acceptance of Votes
      Section 12. Informal Action by Shareholders
      Section 13. Meetings by Telecommunication

ARTICLE III Board of Directors

      Section 1.  General Powers
      Section 2.  Number, Qualification and Tenure
      Section 3.  Vacancies
      Section 4.  Regular Meetings
      Section 5.  Special Meetings
      Section 6.  Notice
      Section 7.  Quorum
      Section 8.  Manner of Acting
      Section 9.  Compensation
      Section 10. Presumption of Assent
      Section 11. Committee
      Section 12. Informal Action by Directors
      Section 13. Telephonic Meetings
      Section 14. Standard of Care

ARTICLE IV Officers and Agents

      Section 1.  General
      Section 2.  Appointment and Term of Office
      Section 3.  Resignation and Removal
      Section 4.  Vacancies
      Section 5.  President
      Section 6.  Vice Presidents
      Section 7.  Secretary
      Section 8.  Treasurer

ARTICLE V Stock

      Section 1.  Certificates
      Section 2.  Consideration for Shares
      Section 3.  Lost Certificates
      Section 4.  Transfer of Shares
      Section 5.  Transfer Agent, Registrars and Paving Agents

ARTICLE VI Indemnification of Certain Persons

      Section 1.  Indemnification
      Section 2.  Right to Indemnification
      Section 3.  Effect of Termination of Action
      Section 4.  Groups Authorized to Make Indemnification Determination
      Section 5.  Court-Ordered Indemnification
      Section 6.  Advance of Expenses

ARTICLE VII Provision of Insurance

ARTICLE VIII Miscellaneous

      Section 1.  Seal
      Section 2.  Fiscal Year
      Section 3.  Amendments
      Section 4.  Gender
      Section 5.  Conflicts
      Section 6.  Definitions

                                    BY-LAWS

                                       OF

                             MEDIX RESOURCES, INC.

                            (a Delaware corporation)

                                   ARTICLE I
                                    Offices

     The principal  office of the  corporation  shall be designated from time to time by the corporation and may be within or outside of Delaware.

     The  corporation  may have such  other  offices,  either  within or outside
Delaware,  as the board of  directors  may  designate  or as the business of the corporation may require from time to time.

     The registered  office of the corporation  required by the Delaware General
Corporation Law to be maintained in Delaware may be, but need not be,  identical with the  principal  office,  and the  address of the  registered  office may be changed from time to time by the board of directors.

                                   ARTICLE II

                                  Shareholders

     Section 1. Annual Meeting.  The annual meeting of the shareholders shall be held  on  the  date  and at a  time  fixed  by the  board  of  directors  of the corporation  (or by the  president  in the  absence  of  action  by the board of directors).

     Section 2.  Special  Meetings.  Unless  otherwise  prescribed  by  statute, special  meetings  of the  shareholders  may be called  for any  purpose  by the president  or by the board of  directors.  The  president  shall  call a special meeting of the  shareholders  if the  corporation  receives  one or more written demands for the  meeting,  stating the purpose or purposes for which it is to be held, signed and dated by holders of shares representing at least ten percent of all the votes  entitled to be cast on any issue proposed to be considered at the meeting.

     Section 3. Place of  Meeting.  The board of  directors  may  designate  any place, either within or outside Delaware, as the place for any annual meeting or any special meeting called by the board of directors.  A waiver of notice signed by all  shareholders  entitled  to vote at a meeting  may  designate  any place, either  within  or  outside  Delaware,  as the  place  for such  meeting.  If no designation is made, or if a special  meeting is called other than by the board, the place of meeting shall be the principal office of the corporation.

     Section 4. Notice of Meeting.  Written notice stating the place,  date, and hour of the  meeting  shall be given not less than ten nor more than  sixty days before the date of the  meeting,  except  that (i) if the  number of  authorized shares is to be increased,  at least thirty days' notice shall be given, or (ii)
any other longer notice period is required by the Delaware  General  Corporation
Law.  Notice of a special  meeting need not include a description of the purpose or purposes of the meeting  except the purpose or purposes  shall be stated with respect  to  (i)  an  amendment  to  the  certificate  of  incorporation  of the corporation: (ii) a merger or share exchange in which the corporation is a party and, with respect to a share exchange, in which the corporation's shares will be acquired, (iii) a sale, lease, exchange or other disposition,  other than in the usual  and  regular  course  of  business,  of all or  substantially  all of the property  of  the  corporation  or of  another  entity  which  this  corporation controls,  in each case with or without the goodwill,  (iv) a dissolution of the corporation,  or (v) any other  purpose  for which a  statement  of  purpose  is required  by the  Delaware  General  Corporation  Law.  Notice  shall  be  given personally or by mail,  private  carrier,  telegraph,  teletype,  electronically transmitted  facsimile or other form of wire or wireless  communication by or at the direction of the president, the secretary, or the officer or persons calling the meeting,  to each shareholder of record entitled to vote at such meeting. If mailed and if in a comprehensible  form, such notice shall be deemed to be given and  effective  when  deposited  in the United  States  mail,  addressed  to the shareholder at his address as it appears in the corporation's  current record of shareholders,  with postage prepaid.  If notice is given other than by mail, and provided that such notice is in a  comprehensible  form, the notice is given and effective on the date received by the shareholder.

     If requested by the person or persons  lawfully  calling such meeting,  the secretary shall give notice thereof at corporate expense. No notice need be sent to any shareholder if three successive  notices mailed to the last known address of such  shareholder  have been  returned  as  undeliverable  until such time as another  address for such  shareholder is made known to the  corporation by such shareholder.  In order to be  entitled  to  receive  notice  of any  meeting,  a shareholder  shall  advise  the  corporation  in  writing  of any change in such shareholder's mailing address as shown on the corporation's books and records.

     When a meeting is adjourned to another date, time or place, notice need not be given of the new date,  time or place if the new date,  time or place of such meeting is announced before  adjournment at the meeting at which the adjournment is taken.  At the adjourned  meeting the  corporation  may transact any business which may have been  transacted at the original  meeting.  If the adjournment is for more  than 30 days,  or if a new  record  date is  fixed  for the  adjourned meeting,  a new  notice  of  the  adjourned  meeting  shall  be  given  to  each shareholder of record entitled to vote at the meeting as of the new record date.

     A  shareholder  may waive notice of a meeting  before or after the time and date of the meeting by a writing signed by such  shareholder.  Such waiver shall be delivered to the corporation for filing with the corporate records.  Further, by  attending  a meeting  either in person  or by proxy,  a  shareholder  waives objection  to lack of  notice or  defective  notice of the  meeting  unless  the shareholder  objects  at the  beginning  of the  meeting  to the  holding of the meeting or the  transaction of business at the meeting because of lack of notice or defective notice.  By attending the meeting,  the shareholder also waives any objection to consideration at the meeting of a particular  matter not within the purpose or purposes  described  in the  meeting  notice  unless the  shareholder objects to considering the matter when it is presented.

     Section  5.  Fixing  of  Record  Date.   For  the  purpose  of  determining
shareholders entitled to (i) notice of or vote at any meeting of shareholders or any adjournment thereof, (ii) receive distributions or share dividends, or (iii)
demand a special  meeting,  or to make a determination  of shareholders  for any other proper purpose, the board of directors may fix a future date as the record date for any such determination of shareholders, such date in any case to be not more than sixty days, and, in case of a meeting of  shareholders,  not less than ten  days,  prior to the date on which  the  particular  action  requiring  such determination  of shareholders is to be taken. If no record date is fixed by the directors,  the record date shall be the date on which  notice of the meeting is mailed  to  shareholders,  or the date on which the  resolution  of the board of directors  providing for a distribution  is adopted,  as the case may be. When a determination of shareholders entitled to vote at any meeting of shareholders is made  as  provided  in this  Section,  such  determination  shall  apply  to any adjournment thereof unless the board of directors fixes a new record date, which it must do if the  meeting  is  adjourned  to a date more than 30 days after use dire fixed for the original meeting.

     Notwithstanding the above, the record date for determining the shareholders entitled  to take action  without a meeting or  entitled  to be given  notice of action so taken  shall be the date a writing  upon  which the action is taken is first received by the corporation.  The record date for determining shareholders entitled to demand a special meeting shall be the date of the earliest of any of the demands pursuant to which the meeting is called.

     Section 6. Voting Lists.  The  secretary  shall make, at the earlier of ten days before each meeting of  shareholders  or two business  days after notice of the meeting has been given, a complete list of the  shareholders  entitled to be given  notice of such  meeting  or any  adjournment  thereof.  The list shall be arranged by voting  groups and within  each  voting  group by class or series of shares,  shall be in alphabetical  order within each class or series,  and shall show the  address of and the  number of shares of each  class or series  held by each shareholder.  For the period beginning the earlier of ten days prior to the meeting or two business days after notice of the meeting is given and continuing through the meeting and any adjournment thereof, this list shall be kept on file at the  principal  office  of the  corporation,  or at a place  (which  shall be identified in the notice) in the city where the meeting will be held.  Such list shall  be  available  for  inspection  on  written  demand  by  any  shareholder
(including  for the  purpose  of this  Section  6 any  holder  of  voting  trust certificates)  or his agent or attorney during regular business hours and during the period available for inspection.  The original stock transfer books shall be prima facie evidence as to the shareholders  entitled to examine such list or to vote at any meeting of shareholders.

     Any  shareholder,  his agent or attorney  may copy the list during  regular business  hours and during the period it is available for  inspection,  provided
(i)  the  demand  is  for  a  purpose   reasonably   related  to  the  demanding
shareholder's  interest as a shareholder,  (ii) the  shareholder  describes with reasonable  particularity the purpose and the records the shareholder desires to inspect,  (iii) the records are directly  connected with the described  purpose, and (iv) the  shareholder  pays a reasonable  charge covering the costs of labor and material for such copies, not to exceed the estimated cost of production and reproduction.

     Section  7.  Recognition  Procedure  for  Beneficial  Owners.  The board of directors  may adopt by  resolution  a procedure  whereby a  shareholder  of the corporation may certify in writing to the  corporation  that all or a portion of the shares  registered in the name of such  shareholder are held for the account of a specified person or persons.  The resolution may set forth (1) the types of nominees to which it applies, (ii) the rights or privileges that the corporation will  recognize in a beneficial  owner,  which may include rights and privileges other than voting,  (iii) the form of  certification  and the  information to be contained  therein,  (iv) if the certification is with respect to a record date, the tine within which the certification must be received by the corporation, (v)
the period for which the nominee's  use of the procedure is effective,  and (vi)
such other provisions with respect to the procedure as the board deems necessary or desirable.  Upon receipt by the  corporation of a certificate  complying with the procedure  established by the board of directors,  the persons  specified in the certification  shall be deemed, for the purpose or purposes set forth in the certification, to be the registered holders of the number of shares specified in place of the shareholder making the certification.

     Section 8. Quorum and Manner of Acting.  One-third of the votes entitled to be cast on a matter by a voting  group shall  constitute a quorum of that voting group  for  action  on the  matter.  If less than  one-third  of such  votes are represented at a meeting, a majority of the votes so represented may adjourn the meeting from time to time without further notice,  for a period not to exceed 30 days for any one adjournment.  If a quorum is present at such adjourned meeting, any business may be transacted  which might have been  transacted at the meeting as originally noticed.  The shareholders present at a duly organized meeting may continue to transact business until adjournment,  notwithstanding the withdrawal of enough  shareholders  to leave  less than a quorum,  unless  the  meeting  is adjourned and a new record date is set for the adjourned meeting.

     Section 9. Proxies. At all meetings of shareholders, a shareholder may vote by proxy by signing an appointment form or similar writing, either personally or by his duly authorized attorney-in-fact.  A shareholder may also appoint a proxy by  transmitting or authorizing the  transmission  of a telegram,  teletype,  or other electronic  transmission  providing a written statement of the appointment to the proxy, a proxy solicitor,  proxy support service  organization,  or other person duly  authorized  by the proxy to receive  appointments  as agent for the proxy, or to the corporation.  The transmitted appointment shall set forth or be transmitted  with  written  evidence  from which it can be  determined  that the shareholder  transmitted or authorized the transmission of the appointment.  The proxy appointment form or similar writing,  shall be filed with the secretary of the corporation before or at the time of the meeting. The appointment of a proxy is effective  when  received by the  corporation  and is valid for eleven months unless a  different  period is  expressly  provided in the  appointment  form or similar writing.

     Any complete copy, including an electronically transmitted facsimile, of an appointment  of a proxy may be  substituted  for or used in lieu of the original appointment for any purpose for which the original appointment could be used.

     Revocation  of a proxy  does not  affect  the right of the  corporation  to accept the  proxy's  authority  unless (1) the  corporation  had notice that the appointment  was  coupled  with an  interest  and notice  that such  interest is extinguished  is received by the secretary or other officer or agent  authorized
to  tabulate  votes  before  the  proxy   exercises  his  authority   under  the
appointment,  or (ii)  other  notice of the  revocation  of the  appointment  is received by the secretary or other officer or agent authorized to tabulate votes before the proxy exercises his authority under the appointment.  Other notice of revocation may, in the discretion of the  corporation,  be deemed to include the appearance at a  shareholders'  meeting of the shareholder who granted the proxy and his voting in person on any matter subject to a vote at such meeting.

     The death or  incapacity  of the  shareholder  appointing  a proxy does not affect the right of the  corporation  to accept  the  proxy's  authority  unless notice of the death or  incapacity is received by the secretary or other officer or agent  authorized to tabulate votes before the proxy  exercises his authority under the appointment.

     The  corporation  shall not be required to  recognize an  appointment  made irrevocable if it has received a writing revoking the appointment  signed by the shareholder  (including a shareholder  who is a successor to the shareholder who granted the proxy) either personally or by his attorney-in-fact, notwithstanding that the  revocation  may be a breach of an  obligation  of the  shareholder  to another person not to revoke the appointment.

     Subject to Section 11 and any express  limitation on the proxy's  authority appearing on the  appointment  form,  the  corporation is entitled to accept the proxy's vote or other action as that of the shareholder making the appointment.

     Section 10. Voting Shares.  Each  outstanding  share,  regardless of class, shall be entitled to one vote, and each fractional  share shall be entitled to a corresponding fractional vote on each matter submitted to a vote at a meeting of shareholders,  except to the extent that the voting  rights of the shares of any class or classes are limited or denied by the  certificate of  incorporation  as permitted by the Delaware General  Corporation Law.  Cumulative voting shall not be permitted in the election of directors or for any other purpose.

     Section  11.  Corporation's  Acceptance  of Votes.  If the name signed on a vote,  consent,  waiver,  proxy  appointment,  or proxy  appointment  revocation corresponds to the name of a  shareholder,  the  corporation,  if acting in good faith, is entitled to accept the vote,  consent,  waiver,  proxy  appointment or proxy  appointment  revocation and give it effect as the act of the shareholder.
If the name  signed  on a vote,  consent,  waiver,  proxy  appointment  or proxy appointment  revocation  does not correspond to the name of a  shareholder,  the corporation,  if acting in good faith,  is  nevertheless  entitled to accept the vote, consent,  waiver, proxy appointment or proxy appointment revocation and to give it effect as the act of the shareholder if:

          (i) the  shareholder  is an entity and the name signed  purports to be that of an officer or agent of the entity;

          (ii)  the  name  signed  purports  to be  that  of  an  administrator, executor,  guardian or conservator representing the shareholder and, if the corporation  requests,  evidence  of  fiduciary  status  acceptable  to the corporation has been presented with respect to the vote,  consent,  waiver, proxy appointment or proxy appointment revocation;

          (iii) the name signed  purports to be that of a receiver or trustee in bankruptcy of the shareholder and, if the corporation requests, evidence of this status  acceptable to the  corporation has been presented with respect to the  vote,  consent,  waiver,  proxy  appointment  or proxy  appointment revocation;

          (iv) the name  signed  purports  to be that of a  pledgee,  beneficial owner  or  attorney-in-fact  of the  shareholder  and,  if the  corporation requests,  evidence  acceptable  to  the  corporation  of  the  signatory's authority to sign for the  shareholder  has been  presented with respect to
     the  vote,  consent,   waiver,   proxy  appointment  or  proxy  appointment
     revocation;

          (v)  two  or  more  persons  are  the  shareholder  as  co-tenants  or fiduciaries  and the name signed purports to be the name of at least one of the co-tenants or fiduciaries,  and the person signing appears to be acting on behalf of all the co-tenants or fiduciaries; or

          (vi) the acceptance of the vote, consent, waiver, proxy appointment or proxy appointment revocation is otherwise proper under rules established by the corporation that are not inconsistent with this Section 11.

     The  corporation  is  entitled  to reject a vote,  consent,  waiver,  proxy appointment or proxy appointment revocation if the secretary or other officer or agent  authorized to tabulate votes,  acting in good faith, has reasonable basis for doubt about the  validity of the  signature  on it or about the  signatory's authority to sign for the shareholder.

     Neither  the  corporation  nor its  officers  nor any agent who  accepts or rejects  a  vote,  consent,  waiver,  proxy  appointment  or  proxy  appointment revocation in good faith and in accordance with the standards of this Section is liable in damages for the consequences of the acceptance or rejection.

     Section  12.  Informal  Action by  Shareholders.  Any  action  required  or permitted to be taken at a meeting of the  shareholders  may be taken  without a meeting  if a written  consent  (or  counterparts  thereof)  that sets forth the action  so taken is  signed  by all of the  shareholders  entitled  to vote with respect to the subject  matter  thereof and  received by the  corporation.  Such consent  shall  have  the same  force  and  effect  as a  unanimous  vote of the shareholders and may be stated as such in any document.  Action taken under this
Section 12 is effective as of the date the last writing  necessary to effect the action is  received by the  corporation,  unless all of the  writings  specify a different  effective  date,  in which  case  such  specified  date  shall be the effective  date for such  action.  If any  shareholder  revokes  his  consent as provided for herein prior to what would  otherwise be the  effective  date,  the action proposed in the consent shall be invalid. The record date for determining shareholders  entitled  to  take  action  without  a  meeting  is the  date  the corporation first receives a writing upon which the action is taken.

     Any  shareholder  who has signed a writing  describing  and  consenting  to action  taken  pursuant to this  Section 12 may revoke such consent by a writing
signed  by  the   shareholder   describing  the  action  and  stating  that  the
shareholder's  prior consent thereto is revoked,  if such writing is received by the corporation before the effectiveness of the action.

     Section 13. Meetings by  Telecommunication.  Any or all of the shareholders may participate in an annual or special shareholders' meeting by, or the meeting may be  conducted  through the use of, any means of  communication  by which all persons  participating in the meeting may hear each other during the meeting.  A shareholder  participating in a meeting by this means is deemed to be present in person at the meeting.

                                  ARTICLE III

                               Board of Directors

     Section 1. General  Powers.  All corporate  powers shall be exercised by or under the authority of, and the business and affairs of the corporation shall be managed  under the  direction  of its board of  directors,  except as  otherwise provided  in  the  Delaware  General  Corporation  Law  or  the  certificate  of incorporation.

     Section 2. Number,  Qualification  and Tenure.  The number of the directors shall be fixed by resolution of the board of directors from time to time and may be increased or decreased by resolution  adopted by the board of directors  from time to time,  but no decrease in the number of directors  shall have the effect of shortening  the term of any incumbent  director.  Directors  shall be natural persons at least  eighteen  years old but need not be  residents of the State of
Delaware or  shareholders  of the  corporation.  The board of directors shall be elected at the annual meeting of the shareholders or at a special meeting called for that purpose.  Each director  shall be elected to hold office until the next annual meeting of shareholders and until the director's successor is elected and qualified.

     Section 3. Vacancies. Any director may resign at any time by giving written notice to the corporation.  Such  resignation  shall take effect at the time the notice is  received  by the  corporation  unless  the notice  specifies  a later effective date.  Unless  otherwise  specified in the notice of resignation,  the corporation's  acceptance of such resignation  shall not be necessary to make it effective.  Any  vacancy  on  the  board  of  directors  may  be  filled  by the affirmative vote of a majority of the shareholders or the board of directors. If the directors  remaining in office  constitute fewer than a quorum of the board, the directors may fill the vacancy by the affirmative  vote of a majority of all directors  remaining in office. If elected by the directors,  the director shall hold office until the next annual  shareholders'  meeting at which directors are elected. If elected by the shareholders,  the director shall hold office for the unexpired  term of his  predecessor  in office;  except that, if the  director's predecessor was elected by the directors to fill a vacancy, the director elected by the  shareholders  shall  hold  office  for the  unexpired  term of the  last predecessor elected by the shareholders.

     Section 4. Regular  Meetings.  A regular  meeting of the board of directors shall be held  without  notice  immediately  after and at the same  place as the annual meeting of shareholders. The boars of directors may provide by resolution the time and  place,  either  within or  outside  Delaware,  for the  holding of additional regular meetings without other notice.

     Section 5. Special Meetings. Special meetings of the board of directors may be called by or at the request of the  chairman of the board,  the  president or any two directors.  The person or persons authorized to call special meetings of the board of directors may fix any place, either within or outside Delaware,  as the place for holding any special  meeting of the board of  directors  called by them.

     Section 6. Notice.  Notice of any special  meeting  shall be given at least one day prior to the meeting by written  notice either  personally  delivered or mailed to each director at his business  address,  or by notice  transmitted  by telegraph,  telex, electronically transmitted facsimile or other form of wire or wireless  communication.  If mailed, such notice shall be deemed to be given and to be  effective on the earlier of (1) three days after such notice is deposited in the United States mail, properly addressed, with postage prepaid, or (ii) the date shown on the return  receipt,  if mailed by  registered  or certified  mail
return  receipt  requested.   If  notice  is  given  by  telex,   electronically
transmitted  facsimile or other similar form of wire or wireless  communication, such notice shall be deemed to be given and to be effective  when sent, and with respect  to a  telegram,  such  notice  shall be  deemed  to be given  and to be effective when the telegram is delivered to the telegraph company. If a director has designated in writing one or more reasonable  addresses or facsimile numbers for  delivery  of  notice  to  him,  notice  sent  by  mail,  telegraph,  telex,
electronically   transmitted  facsimile  or  other  form  of  wire  or  wireless communication  shall not be deemed to have been given or to be effective  unless sent to such addresses or facsimile numbers, as the case may be.

     A director may waive notice of a meeting  before or after the time and date of the  meeting  by a writing  signed by such  director.  Such  waiver  shall be delivered to the corporation for filing with the corporate  records.  Further, a director's  attendance  at or  participation  in a meeting  waives any  required notice to him of the meeting unless at the beginning of the meeting, or promptly upon his  later  arrival,  the  director  objects  to  holding  the  meeting  or transacting  business  at the  meeting  because  of lack of notice or  defective notice  and does  not  thereafter  vote for or  assent  to  action  taken at the meeting.  Neither  the  business  to be  transacted  at, nor the purpose of, any regular or special  meeting of the board of  directors  need be specified in the notice or waiver of notice of such meeting.

     Section 7. Quorum. A majority of the number of directors fixed by the board of directors  pursuant to Section 2 or, if no number is fixed, a majority of the number in office  immediately  before the meeting  begins,  shall  constitute  a quorum for the transaction of business at any meeting of the board of directors.

     If less than such a majority  is present  at a meeting,  a majority  of the directors  present may adjourn the  meeting  from time to time  without  further notice, for a period not to exceed thirty days at any one adjournment.

     Section  8.  Manner of Acting.  The act of the  majority  of the  directors present at a meeting at which a quorum is present  shall be the act of the board of directors.

     Section 9.  Compensation.  By  resolution  of the board of  directors,  any director may be paid any one or more of the following:  his expenses, if any, of attendance at meetings,  a fixed sum for  attendance  at each meeting,  a stated
salary as  director,  or such  other  compensation  as the  corporation  and the directory may reasonably agree upon. No such payment shall preclude any director from serving the  corporation in any other  capacity and receiving  compensation therefor.

     Section 10.  Presumption of Assent.  A director of the  corporation  who is present  at a meeting of the board of  directors  or  committee  of the board at which action on any corporate matter is taken shall be presumed to have assented to the action  taken  unless (1) the  director  objects at the  beginning of the meeting,  or  promptly  upon his  arrival,  to the holding of the meeting or the transaction  of  business at the  meeting  and does not  thereafter  vote for or assent to any action taken at the meeting,  (ii) the director  contemporaneously requests  that his dissent or  abstention  as to any  specific  action  taken be entered in the minutes of the  meeting,  or (iii) the  director  causes  written notice of his dissent or abstention as to any specific  action to be received by the  presiding  officer  of  the  meeting  before  its  adjournment  or  by  the corporation  promptly  after the  adjournment  of the  meeting.  A director  may dissent to a specific action at a meeting,  while assenting to others. The right to dissent to a specific  action taken at a meeting of the board of directors or a committee of the board shall not be available to a director who voted in favor of such action.

     Section  11.  Committee.  By  resolution  adopted by a majority  of all the directors  in  office  when the  action is taken,  the  board of  directors  may designate  from among its members an executive  committee  and one or more other committees,  and appoint one or more  members of the board of directors to serve on them. To the extent provided in the resolution, each committee shall have all the authority of the board of directors,  provided that no committee  shall have any authority over matters which,  under the Delaware  General  Corporation Law, may only be  considered  by the  Board  of  Directors  and not by any  committee thereof.

     Section 12. Other  Sections.  Sections 4, 5, 6, 7, 8 and 12 of Article III,
which govern meetings, notice, waiver of notice, quorum, voting requirements and action  without a meeting of the board of  directors,  shall apply to committees and their members appointed under this Section 11.

     Neither  designation of any such committee,  the delegation of authority to such committee, nor any action by such committee pursuant to its authority shall alone constitute  compliance by any member of the board of directors or a member of the committee in question with his  responsibility to conform to the standard of care set forth in Article III, Section 14 of these bylaws.

     Section 13. Informal Action by Directors.  Any action required or permitted to be taken at a meeting of the  directors or any  committee  designated  by the board of  directors  may be taken  without a meeting  if a written  consent  (or counterparts  thereof)  that sets  forth the action so taken is signed by all of the directors  entitled to vote with respect to the action  taken.  Such consent shall have the same force and effect as a  unanimous  vote of the  directors  or committee members and may be stated as such in any document.  Unless the consent specifies a different  effective  date,  action  taken under this  Section 12 is effective at the time the last director  signs a writing  describing  the action taken,  unless,  before  such time,  any  director  has revoked his consent by a writing signed by the director and received by the president or the secretary of the corporation.

     Section 14.  Telephonic  Meetings.  The board of  directors  may permit any directors (or any member of a committee  designated by the board) to participate in a regular or special meeting of the board of directors or a committee thereof
through  the  use  of  any  means  of   communication  by  which  all  directors
participating in the meeting can hear each other during the meeting.  A director participating  in a meeting in this  manner is deemed to be present in person at the meeting.

     Section 15.  Standard  of Care.  A director  shall  perform his duties as a director,  including without  limitation his duties as a member of any committee of the board,  in good faith,  in a manner he  reasonably  believes to be in the best  interests  of the  corporation,  and with the care an  ordinarily  prudent person  in a like  position  would  exercise  under  similar  circumstances.  In performing  his duties,  a director  shall be  entitled to rely on  information, opinions,  reports  or  statements,  including  financial  statements  and other financial  data,  in each case  prepared  or  presented  by the  persons  herein designated. However, he shall not be considered to be acting in good faith if he has knowledge concerning the matter in question,  that would cause such reliance to be  unwarranted.  A director  shall not be liable to the  corporation  or its shareholders  for any  action  he takes or omits to take as a  director  if,  in connection  with such action or omission,  he performs his duties in  compliance with this Section 14.

     The  designated  persons on whom a director is entitled to rely are (1) one or more officers or employees of the  corporation  whom the director  reasonably believes  to be  reliable  and  competent  in the matter  presented,  (ii) legal counsel,  public  accountant,  or other person as to matters  which the director
reasonably   believes  to  be  within  such  person's   professional  or  expert
competence, or (iii) a committee of the board of directors on which the director does  not  serve  if the  director  reasonably  believes  the  committee  merits confidence.

                                   ARTICLE IV

                              Officers and Agents

     Section 1. General.  The officers of the corporation  shall be a president, one or more vice presidents, a secretary and a treasurer,  each of whom shall be a natural person  eighteen  years of age or older.  The board of directors or an officer or officers  authorized  by the board may appoint  such other  officers, assistant  officers,  committees and agents,  including a chairman of the board, assistant secretaries and assistant treasurers,  as they may consider necessary.
The board of directors or the officer or officers  authorized by the board shall from time to time determine the procedure for the appointment of officers, their term of office,  their authority and duties and their  compensation.  One person may hold more than one  office.  In all cases  where the duties of any  officer, agent or employee are not prescribed by the bylaws or by the board of directors, such officer,  agent or employee shall follow the orders and instructions of the president of the corporation.

     Section 2. Appointment and Term of Office.  The officers of the corporation shall be appointed by the board of directors at each annual meeting of the board held after each annual meeting of  shareholders.  If the appointment of officers is not made at such  meeting or if an officer or officers  are to  appointed  by another officer or officers of the corporation,  such appointments shall be made as soon thereafter as conveniently  may be. Each officer shall hold office until the first of the following occurs:  his successor shall have been duly appointed and qualified, his death, his resignation, or his removal in the manner provided in

     Section 3.  Resignation  and Removal.  An officer may resign at any time by giving  written notice of resignation  to the  corporation.  The  resignation is effective  when the  notice is  received  by the  corporation  unless the notice specifies a later effective date.

     Any  officer or agent may be  removed at any time with or without  cause by the board of directors or an officer or officers  authorized by the board.  Such removal does not affect the contract  rights,  if any, of the  corporation or of the person so  removed.  The  appointment  of an  officer or agent  shall not in itself create contract rights.

     Section 4. Vacancies.  A vacancy in any office,  however occurring,  may be filled by the board of  directors,  or by the officer or officers  authorized by the board,  for the  unexpired  portion  of the  officer's  term.  If an officer resigns and his  resignation  is made  effective  at a later date,  the board of directors,  or  officer or  officers  authorized  by the  board,  may permit the officer to remain in office  until the  effective  date and may fill the pending vacancy  before  the  effective  date if the board of  directors  or  officer or officers  authorized  by the board  provide  that the  successor  shall not take office until the effective date. In the alternative,  the board of directors, or officer or officers authorized by the board of directors, may remove the officer at any time before the effective date and may fill the resulting vacancy.

     Section 5. President. Subject to the direction and supervision of the board of  directors,  the  president  shall  be the  chief  executive  officer  of the corporation,  and shall have  general  and active  control  of its  affairs  and business and general supervision of its officers,  agents and employees.  Unless otherwise  directed by the board of  directors,  the  president  shall attend in person or by  substitute  appointed  by him,  or shall  execute on behalf of the corporation written  instruments  appointing a proxy or proxies to represent the corporation  at, all meetings of the  stockholders  of any other  corporation in which the  corporation  holds any  stock.  On  behalf  of the  corporation,  the president may in person or by substitute or by proxy execute  written waivers of notice and consents with respect to any such meetings.  At all such meetings and otherwise, the president in person or by substitute or proxy, may vote the stock held by the  corporation,  execute written  consents and other  instruments with respect to such stock,  and exercise  any and all rights and powers  incident to the ownership of said stock,  subject to the instructions,  if any, of the board of directors. The president shall have custody of the treasurer's bond, if any.

     Section 6. Vice Presidents.  The vice presidents shall assist the president and shall  perform such duties as may be assigned to them by the president or by the board of directors. In the absence of the president,  the vice president, if any (or, if more than one, the vice  presidents  in the order  designated by the board  of  directors,  or if the  board  makes  no such  designation,  the  vice president designated by the president, or if neither the board nor the president makes any such  designation,  the senior vice  president as  determined by first election  to that  office),  shall have the powers and perform the duties of the president.

     Section 7.  Secretary.  The  secretary  shall (1) prepare  and  maintain as permanent  records the minutes of the  proceedings of the  shareholders  and the board of directors,  a record of all actions taken by the  shareholders or board of directors without a meeting,  a record of all actions taken by a committee of the  board of  directors  in place of the  board of  directors  on behalf of the corporation,  and a record of all waivers of notice of meetings of  shareholders and of the  board  of  directors  or any  committee  thereof,  (ii) see that all notices are duly given in accordance  with the provisions of these bylaws and as required by law,  (iii) serve as custodian of the  corporate  records and of the seal of the  corporation  and affix the seal to all documents when authorized by the board of  directors,  (iv) keep at the  corporation's  registered  office or principal  place of business a record  containing the names and addresses of all shareholders  in a form  that  permits  preparation  of a list  of  shareholders arranged  by voting  group and by class or series of shares  within  each voting group,  that is  alphabetical  within  each  class or series  and that shows the address  of,  and the  number of shares of such  class or series  held by,  each shareholder,  unless  such  a  record  shall  be  kept  at  the  office  of  the corporation's  transfer  agent or registrar,  (v) maintain at the  corporation's principal  office the originals or copies of the  corporation's  certificate  of incorporation,  bylaws, minutes of all shareholders' meetings and records of all action taken by  shareholders  without a meeting for the past three  years,  all written communications within the past three years to shareholders as a group or the holders of any class or series of shares as a group, a list of the names and business  addresses  of the  current  directors  and  officers,  a  copy  of the corporation's most recent corporate report filed with the Secretary of State and financial  statements showing in reasonable detail the corporation's  assets and liabilities  and  results  of  operations  for the last three  years,  (vi) have general  charge of the  stock  transfer  books of the  corporation,  unless  the corporation has a transfer agent, (vii) authenticate records of the corporation, and (viii) in general,  perform all duties  incident to the office of  secretary and  such  other  duties  as from  time to time  may be  assigned  to him by the president or by the board of directors.  Assistant  secretaries,  if any,  shall have the same duties and powers,  subject to supervision  by the secretary.  The directors and/or shareholders may however respectively  designate a person other than  the  secretary  or  assistant  secretary  to keep  the  minutes  of  their respective meetings.

     Any books, records, or minutes of the corporation may be in written form or in any form  capable of being  converted  into  written form within a reasonable time.

     Section  8.  Treasurer.  The  treasurer  shall be the  principal  financial officer  of the  corporation,  shall  have the care and  custody  of all  funds, securities,  evidences  of  indebtedness  and  other  personal  property  of the corporation  and shall deposit the same in accordance  with the  instructions of the board of directors.  He shall receive and give receipts and acquittances for money  paid  in on  account  of  the  corporation,  and  shall  pay  out  of the corporation's  funds on hand all  bills,  payrolls  and other  just debts of the corporation of whatever nature upon maturity.  He shall perform all other duties incident to the office of the treasurer  and,  upon request of the board,  shall make such reports to it as may be required at any time. He shall, if required by the board,  give the  corporation  a bond in such sums and with such sureties as shall be satisfactory to the board, conditioned upon the faithful performance of his duties and for the  restoration  to the  corporation  of all books,  papers, vouchers,  money and other  property of whatever kind in his possession or under his control  belonging to the  corporation.  He shall have such other powers and perform such other duties as may from time to time be prescribed by the board of directors or the  president.  The assistant  treasurers,  if any, shall have the same powers and duties, subject to the supervision of the treasurer.

     The treasurer keep complete books and records of account as required by the
Delaware General  Corporation Law, prepare and file all local, state and federal tax returns,  prescribe  and maintain an adequate  system of internal  audit and prepare and furnish to the  president  and the board of directors  statements of account showing the financial position of the corporation and the results of its operations.

                                   ARTICLE V

                                     Stock

     Section 1.  Certificates.  The board of directors  shall be  authorized  to issue any of its classes of shares with or without  certificates.  The fact that the  shares  are not  represented  by  certificates  shall have no effect on the rights  and  obligations  of  shareholders.  If the shares  are  represented  by certificates,  such  shares  shall  be  represented  by  consecutively  numbered certificates  signed,  either  manually  or by  facsimile,  in the  name  of the corporation by one or more persons designated by the board of directors. In case any officer  who has signed or whose  facsimile  signature  has been placed upon such certificate shall have ceased to be such officer before such certificate is issued,  such  certificate may nonetheless be issued by the corporation with the same effect as if he were such officer at the date of its issue. Certificates of stock shall be in such form and shall contain such  information  consistent with law as  shall be  prescribed  by the  board  of  directors.  If  shares  are not represented  by  certificates,  within a reasonable  time following the issue or transfer of such shares,  the corporation  shall send the shareholder a complete written  statement of all of the information  required to be provided to holders of uncertificated shares by the Delaware General Corporation Law.

     Section 2. Consideration for Shares.  Certificated or uncertificated shares shall not be issued  until the shares  represented  thereby are fully paid.  The board of  directors  may  authorize  the  issuance  of shares for  consideration consisting of any tangible or intangible property or benefit to the corporation, including cash,  promissory notes, services performed or other securities of the corporation. Future services shall not constitute payment or partial payment for shares of the  corporation.  The promissory note of a subscriber or an affiliate of a subscriber  shall not constitute  payment or partial  payment for shares of the  corporation  unless the note is  negotiable  and is secured by  collateral, other than the shares being purchased, having a fair market value at least equal to the principal  amount of the note. The corporation may place in escrow shares issued in  consideration  of a promissory  note,  or make other  arrangement  to restrict  transfer  of the  shares  issued for any such  consideration,  and may credit the  distributions  in respect of the shares  against the purchase  price until the note is paid, or the payments are  received.  If the note is not paid, the shares escrowed or restricted or the distributions credited may be cancelled in whole or part.  For  purposes of this  Section 2,  "promissory  note" means a negotiable  instrument  on which there is an obligation  to pay  independent  of collateral and does not include a non-recourse note.

     Section 3.Lost  Certificates.  In case of the alleged loss,  destruction or mutilation  of a  certificate  of stock,  the board of directors  may direct the issuance of a new  certificate in lieu thereof upon such terms and conditions in conformity  with law as the board may  prescribe.  The board of directors may in its discretion require an affidavit of lost certificate and/or bond in such form and  amount  and with  such  surety  as it may  determine  before  issuing a new certificate.

     Section 4. Transfer of Shares.  Upon  surrender to the  corporation or to a transfer  agent of the  corporation  of a certificate  of stock duly endorsed or accompanied  by proper  evidence  of  succession,  assignment  or  authority  to transfer,  and receipt of such documentary  stamps as may be required by law and
evidence  of  compliance   with  all  applicable   securities   laws  and  other
restrictions,  the  corporation  shall  issue a new  certificate  to the  person entitled thereto,  and cancel the old certificate.  Every such transfer of stock shall be entered on the stock  books of the  corporation  which shall be kept at its principal  office or by the person and the place  designated by the board of directors.

     Except as otherwise  expressly  provided in Article 11,  Sections 7 and 11, and except for the assertion of dissenters' rights to the extent provided in the
Delaware General Corporation Law, the corporation shall be entitled to treat the registered  holder of any shares of the corporation as the owner thereof for all purposes,  and the corporation  shall not be bound to recognize any equitable or other claim to, or interest in, such shares or rights  deriving from such shares on the part of any person other than the registered  holder,  including  without limitation  any  purchaser,  assignee  or  transferee  of such  shares or rights deriving  from such  shares,  unless  and until such other  person  becomes  the registered  holder of such  shares,  whether or not the  corporation  shall have either  actual or  constructive  notice of the  claimed  interest  of such other person.

     Section 5. Transfer Agent,  Registrars and Paving Agents.  The board may at its discretion  appoint one or more transfer  agents,  registrars and agents for making payment upon any class of stock, bond, debenture or other security of the corporation.  Such agents and registrars may be located either within or outside
Delaware.  They shall have such  rights and duties and shall be entitled to such compensation as may be agreed.

                                   ARTICLE VI

                       Indemnification of Certain Persons

     Section 1. General  Indemnification.  The provisions of this Article VI and
Article VII shall apply except to the extent  inconsistent with the terms of the corporation's  certificate  of  incorporation.  For  purposes  of Article  VI, a
"Proper  Person"  means any person who was or is a party or is  threatened to be made  a  party  to  any  threatened,  pending,  or  completed  action,  suit  or proceeding,  whether  civil,  criminal,  administrative  or  investigative,  and whether formal or informal,  by reason of the fact that he is or was a director, officer, employee,  fiduciary or agent of the corporation,  or is or was serving at the request of the  corporation  as a director,  officer,  partner,  trustee, employee,  fiduciary  or agent of any  foreign or domestic  profit or  nonprofit corporation or of any  partnership,  joint venture,  trust,  profit or nonprofit unincorporated  association,  limited liability company,  or other enterprise or employee benefit plan. The corporation shall indemnify any Proper Person against reasonably incurred expenses (including attorneys' fees), judgments,  penalties, fines  (including  any excise tax assessed  with respect to an employee  benefit plan) and amounts paid in  settlement  reasonably  incurred by him in connection with such action, suit or proceeding if it is determined by the groups set forth in Section 4 of this Article that he conducted himself in good faith and that he reasonably believed (1) in the case of conduct in his official capacity with the corporation,  that his conduct was in the corporation's best interests,  or (ii)
in all other cases (except  criminal  cases),  that his conduct was at least not opposed  to the  corporation's  best  interests,  or  (iii)  in the  case of any criminal proceeding,  that he had no reasonable cause to believe his conduct was unlawful.  A Proper Person will be deemed to be acting in his official  capacity while  acting  as a  director,  officer,  employee  or agent on  behalf  of this corporation  and not while  acting on this  corporation's  behalf for some other entity.

     No  indemnification  shall be made under this Article VI to a Proper Person with respect to any claim, issue or matter in connection with a proceeding by or in the right of a corporation in which the Proper Person was adjudged  liable to the  corporation or in connection  with any proceeding  charging that the Proper
Person derived an improper personal benefit,  whether or not involving action in an  official  capacity,  in which he was  adjudged  liable on the basis  that he derived  an  improper  personal  benefit.  Further,  indemnification  under this
Section  in  connection  with a  proceeding  brought  by or in the  right of the corporation shall be limited to reasonable expenses,  including attorneys' fees, incurred in connection with the proceeding.

     Section 1. Right to  Indemnification.  The corporation  shall indemnify any
Proper Person who was wholly successful,  on the merits or otherwise, in defense
of  any  action,   suit,   or   proceeding  as  to  which  he  was  entitled  to
indemnification  under Section 1 of this Article VI against expenses  (including attorneys'  fees)  reasonably  incurred by him in connection with the proceeding without  the  necessity  of  any  action  by  the  corporation  other  than  the determination in good faith that the defense has been wholly successful.

     Section 2. Effect of Termination of Action.  The termination of any action, suit or proceeding by judgment,  order, settlement or conviction, or upon a plea of nolo  contendere or its  equivalent  shall not of itself create a presumption that the person  seeking  indemnification  did not meet the standards of conduct described  in Section 1 of this Article VI. Entry of judgment by consent as part of a settlement  shall not be deemed an adjudication of liability,  as described in Section 2 of this Article VI.

     Section 3. Groups Authorized to Make Indemnification Determination.  Except
where there is a right to indemnification as set forth in Section 1 or 2 of this
Article  or  where  indemnification  is  ordered  by a court in  Section  5, any indemnification  shall  be made by the  corporation  only as  authorized  in the specific case upon a determination by a proper group that indemnification of the
Proper  Person is  permissible  under the  circumstances  because he has met the applicable  standards  of conduct set forth in Section 1 of this  Article.  This determination  shall be made by the board of  directors  by a  majority  vote of those  present at a meeting at which a quorum is  present,  which  quorum  shall consist of  directors  not  parties to the  proceeding  ("Quorum").  If a Quorum cannot be  obtained,  the  determination  shall be made by a majority  vote of a committee of the board of directors not parties to the  proceeding,  except that directors who are parties to the proceeding may  participate in the  designation of directors for the committee.  If a Quorum of the board of directors cannot be obtained  and the  committee  cannot  be  established,  or even if a  Quorum  is obtained  or the  committee  is  designated  and a  majority  of  the  directors constituting  such Quorum or committee so directs,  the  determination  shall be made  by (1)  independent  legal  counsel  selected  by a vote of the  board  of directors or the  committee in the manner  specified in this Section 4, or, if a
Quorum of the full board of directors  cannot be obtained and a committee cannot be established,  by independent legal counsel selected by a majority vote of the full board (including directors who are parties to the action) or (ii) a vote of the shareholders.

     Section 4. Court-Ordered  Indemnification.  Any Proper Person may apply for indemnification  to the court  conducting  the proceeding or to another court of competent  jurisdiction  for mandatory  indemnification  under Section 2 of this
Article,  including  indemnification  for reasonable expenses incurred to obtain court-ordered  indemnification.  If the court determines that such Proper Person is fairly and reasonably entitled to indemnification in view of all the relevant circumstances,  whether  or not he met the  standards  of  conduct  set forth in
Section 1 of this Article or was adjudged  liable in the  proceeding,  the court may order such  indemnification  as the court  deems  proper  except that if the
Proper  Person has been  adjudged  liable,  indemnification  shall be limited to reasonable  expenses  incurred in connection  with the proceeding and reasonable expenses incurred to obtain court-ordered indemnification.

     Section 5. Advance of Expenses.  Reasonable expenses (including  attorneys'
fees)  incurred in  defending  an action,  suit or  proceeding  as  described in
Section 1 may be paid by the  corporation to any Proper Person in advance of the final  disposition  of such  action,  suit or  proceeding  upon receipt of (1) a written  affirmation  of such Proper  Person's good faith belief that he has met the  standards  of conduct  prescribed  by Section 1 of this  Article VI, (ii) a written  undertaking,  executed  personally or on the Proper Person's behalf, to repay such  advances  if it is  ultimately  determined  that he did not meet the prescribed  standards of conduct (the undertaking  shall be an unlimited general obligation  of the Proper  Person but need not be  secured  and may be  accepted without  reference  to  financial  ability  to  make  repayment),  and  (iii)  a determination  is made by the proper  group (as  described  in Section 4 of this
Article  VI)  that the  facts as then  known to the  group  would  not  preclude indemnification.  Determination  and  authorization of payments shall be made in the same manner specified in Section 4 of this Article VI.

                                  ARTICLE VII

                             Provision of Insurance

     By action of the board of  directors,  notwithstanding  any interest of the directors in the action, the corporation may purchase and maintain insurance, in such scope and amounts as the board of directors deems appropriate, on behalf of any person who is or was a director,  officer,  employee,  fiduciary or agent of the corporation, or who, while a director, officer, employee, fiduciary or agent of the  corporation,  is or was serving at the request of the  corporation  as a director,  officer, partner, trustee, employee,  fiduciary or agent of any other foreign or domestic  corporation or of any  partnership,  joint venture,  trust, profit or nonprofit  unincorporated  association,  limited  liability company or other  enterprise  or employee  benefit  plan,  against any  liability  asserted against,  or incurred  by, him in that  capacity or arising out of his status as such,  whether  or not the  corporation  would have the power to  indemnify  him against such liability under the provisions of Article VI or applicable law. Any such  insurance  may be procured from any  insurance  company  designated by the board of directors of the corporation,  whether such insurance company is formed under the laws of Delaware  or any other  jurisdiction  of the United  States or elsewhere,  including  any  insurance  company in which the  corporation  has an equity interest or any other interest, through stock ownership or otherwise.

                                  ARTICLE VIII

                                 Miscellaneous

     Section 1. Seal. The corporate seal of the corporation shall be circular in form and shall contain the name of the corporation and such other words as shall be required by law.

     Section 2.  Fiscal  Year.  The fiscal year of the  corporation  shall be as established by the board of directors.

     Section 3.  Amendments.  The board of  directors  shall have power,  to the maximum extent permitted by the Delaware General Corporation Law, to make, amend and repeal the bylaws of the  corporation  at any regular or special  meeting of the board unless the shareholders, in making, amending or repealing a particular bylaw, expressly provide that the directors may not amend or repeal such by law.
The  shareholders  also shall have the power to make, amend or repeal the bylaws of the  corporation at any annual  meeting or at any special  meeting called for that purpose.

     Section 4. Gender. The masculine gender is used in these bylaws as a matter of convenience  only and shall be interpreted to include the feminine and neuter genders as the circumstances indicate.

     Section 5. Conflicts.  In the event of any irreconcilable  conflict between these  bylaws and either  the  corporation's  certificate  of  incorporation  or applicable law, the latter shall control.

     Section 6. Definitions.  Except as otherwise specifically provided in these bylaws,  all terms used in these bylaws shall have the same definition as in the
Delaware General Corporation Law.

                                     ANNEX D

                              MEDIX RESOURCES, INC.

                            2003 STOCK INCENTIVE PLAN

     1. Purposes.  This 2003 Stock Incentive Plan (the "Program") is intended to secure for Medix Resources,  Inc. (the  "Corporation"),  its direct and indirect present and future  subsidiaries,  including without limitation any entity which the Corporation  reasonably expects to become a subsidiary (the "Subsidiaries"), and its  shareholders,  the benefits arising from ownership of the Corporation's common stock, par value $.001 per share (the "Common Stock"),  by those selected directors,  officers,  key employees and  consultants of the Corporation and the
Subsidiaries who are most responsible for future growth. The Program is designed to help attract and retain  superior  individuals  for positions of  substantial responsibility  with the Corporation and the  Subsidiaries  and to provide these persons  with an  additional  incentive  to  contribute  to the  success  of the
Corporation and the Subsidiaries.

     2. Elements of the Program.  In order to maintain  flexibility in the award of  benefits,  the Program is  comprised  of four parts -- the  Incentive  Stock
Incentive  Plan  ("Incentive  Plan"),  the  Supplemental  Stock  Incentive  Plan
("Supplemental  Plan"), the Stock Appreciation  Rights Plan ("SAR Plan") and the
Performance Share Plan ("Performance Share Plan"). Copies of the Incentive Plan,
Supplemental  Plan, SAR Plan,  Performance Share Plan and Non-Employee  Director
Stock  Incentive  Plan are  attached  hereto  as Parts  I,  II,  III,  IV and V, respectively.  Each such  plan is  referred  to herein as a "Plan"  and all such plans are collectively referred to herein as the "Plans." The term "Plans" shall also refer to the Program in its entirety, including the General Provisions. The grant of an option or other award under one of the Plans shall not be  construed to prohibit the grant of an option or other award under any of the other Plans.

     3.   Applicability  of  General   Provisions.   Unless  any  of  the  Plans
specifically  indicates  to the  contrary,  all Plans  shall be  subject  to the general  provisions  of the Program  set forth below under the heading  "General
Provisions of the Stock Incentive Plan" (the "General Provisions").

                 GENERAL PROVISIONS OF THE STOCK INCENTIVE PLAN

     Article 1. Administration.  The Plans shall be administered by the Board of
Directors of the  Corporation  (the "Board" or the "Board of  Directors") or any
duly   created   committee   appointed   by  the  Board  and  charged  with  the
administration  of the Plans.  To the extent  required  in order to satisfy  the requirements of Section 162(m) of the Internal  Revenue Code of 1986, as amended
(the "Code"),  such committee  shall consist  solely of "Outside  Directors" (as defined  herein).  The Board,  or any duly appointed  committee,  when acting to administer the Plans, is referred to as the "Plan Administrator".  Any action of the  Plan  Administrator  shall be taken by  majority  vote at a  meeting  or by
unanimous   written  consent  of  all  members   without  a  meeting.   No  Plan
Administrator or member of the Board of the Corporation  shall be liable for any action or  determination  made in good faith  with  respect to the Plans or with respect to any option or other award granted pursuant to the Plans. For purposes of the Plans, the term "Outside Director" shall mean a director who (a) is not a current  employee of the  Corporation or the  Subsidiaries;  (b) is not a former employee of the Corporation or the  Subsidiaries  who receives  compensation for prior  services  (other than benefits  under a  tax-qualified  retirement  plan)
during  the  then  current  taxable  year;  (c) has not been an  officer  of the
Corporation or the Subsidiaries;  and (d) does not receive  remuneration  (which shall be deemed to include any payment in exchange for goods or  services)  from the  Corporation or the  Subsidiaries,  either  directly or  indirectly,  in any capacity  other than as a director,  except as  otherwise  permitted  under Code
Section 162(m) and the regulations thereunder.

     Article 2. Authority of Plan Administrator. Subject to the other provisions
of  this  Program,   and  with  a  view  to  effecting  its  purpose,  the  Plan
Administrator shall have the authority: (a) to construe and interpret the Plans;
(b) to define the terms used herein;  (c) to prescribe,  amend and rescind rules and  regulations  relating to the Plans;  (d) to  determine  the persons to whom options, stock appreciation rights and performance shares shall be granted under the  Plans;  (e) to  determine  the  time  or  times  at  which  options,  stock appreciation rights and performance shares shall be granted under the Plans; (f)
to determine  the number of shares  subject to any option or stock  appreciation right  under the Plans and the  number of shares to be  awarded  as  performance shares  under the Plans as well as the option  price,  and the  duration of each option,  stock appreciation right and performance share, and any other terms and conditions of options, stock appreciation rights and performance shares; and (g)
to make any other  determinations  necessary or advisable for the administration of the Plans and to do everything  necessary or  appropriate  to administer  the
Plans.  All  decisions,  determinations  and  interpretations  made by the  Plan
Administrator  shall be binding and conclusive on all  participants in the Plans and on their legal representatives, heirs and beneficiaries.

     Article 3.  Maximum  Number of Shares  Subject to the  Plans.  The  maximum aggregate  number of shares  issuable  pursuant to the Plans shall be 10,000,000 shares of Common  Stock.  No one person  participating  in the Plans may receive options or other  awards for more than  4,000,000  shares of Common Stock in any calendar  year.  All such  shares may be issued  under any of the Plans which is part of the Program.  If any of the options (including  incentive stock options)
or stock appreciation rights granted under the Plans expire or terminate for any reason before they have been exercised in full,  the unissued  shares subject to those expired or terminated options and/or stock appreciation rights shall again be  available  for  purposes  of  the  Program.  If the  performance  objectives associated with the grant of any performance  shares are not achieved within the specified  performance  objective  period  or if  the  performance  share  grant terminates for any reason before the  performance  objective  date arrives,  the shares of Common Stock  associated with such  performance  shares shall again be available  for the purposes of the Plans.  Any shares of Common Stock  delivered pursuant  to the Plans  may  consist,  in whole or in part,  of  authorized  and unissued shares or treasury shares.

     Article  4.  Eligibility  and  Participation.   All  directors   (including
non-employee directors),  officers, employees and consultants of the Corporation and the Subsidiaries shall be eligible to participate in the Plans,  except that only employees  shall be eligible to participate in the Incentive Plan. The term
"employee" shall include any person who has agreed to become an employee and the term  "consultant"  shall  include  any  person  who  has  agreed  to  become  a consultant.

     Article 5. Effective Date and Term of the Program. The Program shall become effective  immediately upon approval of the Program by the Board of Directors of the  Corporation,  subject to approval of the Program by the shareholders of the
Corporation  within  twelve  months after the date of approval of the Program by the Board of Directors.  The Program shall  continue in effect for a term of ten years  from the date that the  Program  is  adopted  by the Board of  Directors, unless sooner terminated by the Board of Directors of the Corporation.

     Article 6. Adjustments.  In the event that the outstanding shares of Common
Stock of the Corporation  are hereafter  increased,  decreased,  changed into or exchanged for a different number or kind of shares or securities through merger,
consolidation,   combination,   exchange   of  shares,   other   reorganization,
recapitalization, reclassification, stock dividend, stock split or reverse stock split (an "Adjustment Event"), an appropriate and proportionate adjustment shall be made by the Plan Administrator in the maximum number and kind of shares as to which options,  stock appreciation  rights and performance shares may be granted under the Plans A corresponding adjustment changing the number or kind of shares allocated to unexercised  options,  stock  appreciation  rights and  performance shares,  or portions  thereof,  which shall have been granted  prior to any such
Adjustment  Event shall  likewise be made.  Any such  adjustment in  outstanding options  or stock  appreciation  rights  shall  be made  without  change  in the aggregate purchase price applicable to the unexercised  portion of the option or stock  appreciation  right but with a corresponding  adjustment in the price for each  share  or  other  unit of any  security  covered  by the  option  or stock appreciation  right.  In making any  adjustment  pursuant to this Article 6, any fractional shares shall be disregarded.

     Article 7. Termination and Amendment of Plans and Awards. No options, stock appreciation  rights or  performance  shares  shall be granted  under any of the
Plans after the termination of such Plan. The Plan Administrator may at any time amend or  revise  the terms of any of the  Plans or of any  outstanding  option, stock appreciation right or performance share issued under such Plan,  provided, however,  that  (a) any  shareholder  approval  required  by  applicable  law or regulation  (including  without  limitation  Section  422 of the Code)  shall be obtained and (b) no amendment,  suspension or termination of any of the Plans or of any outstanding option,  stock appreciation right or performance share shall, without the consent of the person who has  received  such option or other award, impair any of that  person's  rights or  obligations  under such option or other award.

     Article 8. Privileges of Stock Ownership.  Notwithstanding  the exercise of any option granted  pursuant to the terms of the Plans or the achievement of any performance objective specified in any performance share granted pursuant to the terms of the  Performance  Share Plan, no person shall have any of the rights or privileges of a shareholder of the Corporation in respect of any shares of stock issuable  upon the  exercise of his or her option or  achievement  of his or her performance objective until certificates representing the shares of Common Stock covered thereby have been issued and delivered.  No adjustment shall be made for dividends or any other  distributions  for which the record date is prior to the date on which any stock certificate is issued pursuant to the Plans.

     Article 9.  Reservation  of Shares of Common Stock.  During the term of the
Program,  the  Corporation  will at all times  reserve and keep  available  such number of shares of its  Common  Stock as shall be  sufficient  to  satisfy  the requirements of the Program.

     Article 10. Tax Withholding. The exercise of any option, stock appreciation right or performance  share is subject to the condition that, if at any time the
Corporation  shall  determine,  in its  discretion,  that  the  satisfaction  of withholding tax or other withholding  liabilities under any state or federal law is  necessary  or  desirable  as a condition  of, or in  connection  with,  such exercise or the delivery or purchase of shares pursuant  thereto,  then, in such event, the exercise of the option, stock appreciation right or performance share or the  elimination  of the risk of  forfeiture  relating  thereto  shall not be effective unless such  withholding tax or other  withholding  liabilities  shall have been satisfied in a manner acceptable to the Corporation.

     Article 11. Employment; Service as a Director or Consultant. Nothing in the
Program gives to any person any right to continued employment by the Corporation or the  Subsidiaries or to continued  service as a director or consultant of the
Corporation  or  the  Subsidiaries  or  limits  in  any  way  the  right  of the
Corporation or the  Subsidiaries  at any time to terminate or alter the terms of that employment or service.

     Article  12.  Investment  Letter;   Lock-Up   Agreement;   Restrictions  on
Obligation of the  Corporation  to Issue  Securities;  Restrictive  Legend.  Any
person   acquiring  or  receiving  Common  Stock  or  other  securities  of  the
Corporation  pursuant to the Plans,  as a condition  precedent to receiving  the shares  of  Common  Stock  or  other  securities,  may be  required  by the Plan
Administrator  to submit a letter to the Corporation (a) stating that the shares of Common Stock or other  securities  are being  acquired for investment and not with a view to the  distribution  thereof  and (b)  providing  other  assurances determined by the  Corporation to be necessary or appropriate in order to assure that the  issuance  of such  shares is  exempt  from any  applicable  securities registration  requirements.  The  Corporation  shall not be obligated to sell or issue any  shares  of Common  Stock or other  securities  pursuant  to the Plans unless, on the date of sale and issuance thereof,  the shares of Common Stock or other  securities  are either  registered  under the  Securities Act of 1933, as amended,  and all applicable state securities laws, or exempt from  registration thereunder.  All shares of Common Stock and other securities  issued pursuant to the Plans shall, if determined to be necessary by the Plan Administrator, bear a restrictive legend  summarizing any restrictions on  transferability  applicable thereto, including those imposed by federal and state securities laws.

     Article 13. Covenant Against Competition. The Plan Administrator shall have the  right to  condition  the award to an  employee  of the  Corporation  or the
Subsidiaries of any option,  stock appreciation right or performance share under the Plans upon the  recipient's  execution and delivery to the Corporation of an agreement not to compete with the  Corporation and its  Subsidiaries  during the recipient's  employment and for such period thereafter as shall be determined by the Plan  Administrator.  Such covenant against  competition  shall be in a form satisfactory to the Plan Administrator.

     Article 14. Rights Upon Termination of Employment,  Service as a Consultant
or Service as a Director.  Notwithstanding any other provision of the Plans, any benefit  granted to an  individual  who has agreed to become an employee  of, or consultant to, the  Corporation or any Subsidiary or to become an employee of or consultant to any entity which the  Corporation  reasonably  expects to become a
Subsidiary, shall immediately terminate if the Plan Administrator determines, in its sole  discretion,  that such person or entity,  as the case may be, will not become such  employee,  consultant or  Subsidiary.  If a recipient  ceases to be employed  by  or  to  provide  services  as a  consultant  or  director  to  the
Corporation  or any  Subsidiary,  or a corporation  or a parent or subsidiary of such  corporation  issuing or assuming a stock option in a transaction  to which
Section 424(a) of the Code applies:

          (a)  because of  termination  by the Company or a  Subsidiary  without cause, all options and stock appreciation  rights may be exercised,  to the extent exercisable on the date of termination, until 90 days after the date on which the employment or service  terminated,  but in any event not later than  the date on which  the  option  or  stock  appreciation  right  would otherwise terminate pursuant to the Plans, and all Naked Rights (as defined in  the  Stock  Appreciation  Rights  Plan)  not  payable  on the  date  of
     termination  and  all  performance   share  awards  still  subject  to  the
     achievement of performance objectives shall terminate immediately;

          (b) because of  termination  by the Company or a Subsidiary for cause, all options and other  awards shall lapse  immediately  on the date of such termination;

          (c) because of voluntary termination at the election of the recipient, all options and stock appreciation  rights may be exercised,  to the extent exercisable  on the date of  termination,  until 30 days  after the date on which the employment or service terminated, but in any event not later than the date on which the option or stock  appreciation  right would  otherwise terminate  pursuant to the Plans,  and all Naked  Rights (as defined in the
     Stock Appreciation  Rights Plan) not payable on the date of termination and
     all   performance   share  awards  still  subject  to  the  achievement  of
     performance objectives shall terminate immediately; and

          (d) because of death or disability, all options and stock appreciation rights  may be  exercised,  to  the  extent  exercisable  on  the  date  of termination,  until twelve months after the date on which the employment or service  terminated,  but in any event not later than the date on which the option or stock  appreciation  right would otherwise  terminate pursuant to the Plans, and all other awards (including all Naked Rights and performance shares still subject to the  achievement of performance  objectives)  shall terminate immediately.

No exercise permitted by this Article 14 shall entitle an optionee or his or her personal  representative,  executor or  administrator to exercise any portion of any option or stock appreciation right beyond the extent to which such option or stock appreciation right is exercisable  pursuant to the Program on the date the recipient's employment or service terminates.

     Article 15. Non-Transferability. Options and other awards granted under the
Plans may not be sold,  pledged,  assigned or  transferred  in any manner by the recipient  otherwise than by will or by the laws of descent and distribution and shall be exercisable (a) during the  recipient's  lifetime only by the recipient
and  (b)  after  the  recipient's  death  only  by  the  recipient's   executor,
administrator  or  personal  representative,  provided,  however,  that the Plan
Administrator may permit the recipient of a supplemental option granted pursuant to Part II of the  Program to  transfer  such  options  to a family  member or a trust,  limited  liability  company or  partnership  created  for the benefit of family  members,  subject to such  conditions  as the Plan  Administrator  shall determine to be appropriate.  In the case of such a transfer,  the  transferee's rights  and  obligations  with  respect  to  the  applicable  options  shall  be determined  by  reference  to the  recipient  and  the  recipient's  rights  and obligations  with respect to the  applicable  options had no transfer been made.
The recipient shall remain obligated pursuant to Articles 10 and 12 hereunder if required by applicable law.

     Article 16. Change in Control.  All options  granted  pursuant to the Plans shall become fully exercisable upon the occurrence of a Change in Control Event.
As used in the  Plans,  a  "Change  in  Control  Event"  shall be deemed to have occurred if any of the following events occur:

          (a) the consummation of any consolidation or merger of the Corporation in which the Corporation is not the continuing or surviving  corporation or pursuant to which shares of the Common Stock would be converted  into cash, securities or other property, other than (i) a merger of the Corporation in which the holders of the shares of Common  Stock  immediately  prior to the merger  own  more  than  fifty  percent  (50%) of the  common  stock of the surviving corporation immediately after the merger; or

          (b) the  consummation of any sale,  lease,  exchange or other transfer
     (in one  transaction  or a  series  of  related  transactions)  of all,  or substantially  all,  of the  assets  of the  Corporation,  other  than to a subsidiary or affiliate; or

          (c) an approval by the  shareholders of the Corporation of any plan or proposal for the liquidation or dissolution of the Corporation; or

          (d) any action  pursuant  to which any person (as such term is defined in Section 13(d) of the Exchange  Act),  corporation or other entity (other than any person  who owns more than ten  percent  (10%) of the  outstanding
     Common  Stock on the  date of  adoption  of this  Program  by the  Board of
     Directors, the Corporation or any benefit plan sponsored by the Corporation or any of its  subsidiaries)  shall become the "beneficial  owner" (as such term is  defined  in Rule  13d-3  under  the  Exchange  Act),  directly  or indirectly,  of shares of capital stock  entitled to vote generally for the election of directors of the Corporation ("Voting Securities") representing more  than  fifty  (50%)  percent  of  the  combined  voting  power  of the
     Corporation's then outstanding Voting Securities (calculated as provided in
     Rule  13d-3(d)  in the case of  rights  to  acquire  any such  securities), unless,  prior to such person so becoming such beneficial  owner, the Board shall  determine that such person so becoming such  beneficial  owner shall not constitute a Change in Control.

     Article 17.  Merger or Asset Sale.  For purposes of the Plans,  a merger or consolidation  which  would  constitute  a Change in Control  Event  pursuant to
Article 16 and a sale of assets which would constitute a Change in Control Event pursuant to Article 16 are  hereinafter  referred to as "Article 17 Events".  In the event of an Article 17 Event, each outstanding option shall be assumed or an equivalent benefit shall be substituted by the entity determined by the Board of
Directors of the Corporation to be the successor  corporation.  However,  in the event that any such successor corporation does not agree in writing, at least 15 days prior to the anticipated  date of consummation of such Article 17 Event, to assume or so  substitute  each such  option,  then each option not so assumed or substituted  shall be deemed to be fully vested and exercisable 15 days prior to the  anticipated  date of consummation of such Article 17 Event. If an option is not so assumed or subject to such  substitution,  the Plan  Administrator  shall notify the holder  thereof in writing or  electronically  that (a) such holder's option shall be fully exercisable until immediately prior to the consummation of such  Article 17 Event and (b) such  holder's  option shall  terminate  upon the consummation  of such  Article 17 Event.  For  purposes  of this  Article 17, an option shall be considered assumed if, following  consummation of the applicable
Article 17 Event, the option confers the right to purchase or receive,  for each
share  of  Common  Stock  subject  to  the  option   immediately  prior  to  the
consummation of such Article 17 Event, the consideration (whether stock, cash or other  securities  or property)  received in such Article 17 Event by holders of
Common Stock for each share of Common Stock held on the  effective  date of such
Article  17 Event  (and,  if  holders  of Common  Stock are  offered a choice of consideration,  the type of consideration chosen by the holders of a majority of the  outstanding  shares  of  Common  Stock);  provided,  however,  that if such consideration  received in such  Article 17 Event is not solely  common stock of such successor,  the Plan  Administrator may, with the consent of such successor corporation,  provide for the  consideration  to be received in connection  with such option to be solely  common  stock of such  successor  equal in fair market value to the per share consideration  received by holders of Common Stock in the
Article 17 Event.

     Article 18. Method of Exercise. Any optionee may exercise his or her option from time to time by giving  written  notice  thereof to the  Corporation at its principal office together with payment in full for the shares of Common Stock to be  purchased.  The  date of such  exercise  shall  be the  date  on  which  the
Corporation  receives such notice.  Such notice shall state the number of shares to be purchased. The purchase price of any shares purchased upon the exercise of any option  granted  pursuant  to the Plans shall be paid in full at the time of exercise of the option by certified or bank cashier's check payable to the order of the  Corporation  or, if  permitted by the Plan  Administrator,  by shares of
Common Stock, provided that such shares have been owned by the optionee for more than six months on the date of surrender to the Corporation, or by a combination of a check and shares of Common Stock. The Plan  Administrator  may, in its sole discretion,  permit an optionee to make "cashless exercise" arrangements, to the extent  permitted by  applicable  law, and may require  optionees to utilize the services of a single  broker  selected by the Plan  Administrator  in connection with any cashless exercise. No option may be exercised for a fraction of a share of Common Stock.  If any portion of the purchase  price is paid in shares Common
Stock,  those  shares  shall  be  valued  at their  then  Fair  Market  Value as determined  by the  Plan  Administrator  in  accordance  with  Section  4 of the
Incentive Plan.

     Article 19. Ten-Year  Limitations.  Notwithstanding  any other provision of the Plans,  (a) no option or other  award may be granted  pursuant  to the Plans more than ten years after the date on which the Plans were  adopted by the Board of Directors and (b) any option or award  granted under the Plans shall,  by its terms, not be exercisable more than ten years after the date of grant.

     Article  20.  Sunday  or  Holiday.  In the  event  that  the  time  for the performance  of any  action or the  giving of any notice is called for under the
Plans within a period of time which ends or falls on a Sunday or legal  holiday, such period shall be deemed to end or fall on the next day following such Sunday or legal holiday which is not a Sunday or legal holiday.

     Article 21.  Applicable  Option  Plan.  In the event that a stock option is granted  pursuant  to the Program  and the Plan  Administrator  does not specify whether  such  option has been  granted  pursuant to the  Incentive  Plan or the
Supplemental  Plan,  such option  shall be deemed to be granted  pursuant to the
Supplemental Plan.

                                     PART I

                         INCENTIVE STOCK INCENTIVE PLAN

     The following provisions shall apply with respect to options granted by the
Plan Administrator pursuant to Part I of the Program:

     Section 1. General.  This Incentive Stock Incentive Plan ("Incentive Plan")
is Part I of the  Corporation's  Program.  The Corporation  intends that options granted  pursuant to the  provisions of the Incentive Plan will qualify and will be identified as "incentive  stock options" within the meaning of Section 422 of the Code. Unless any provision herein indicates to the contrary,  this Incentive
Plan shall be subject to the General Provisions of the Program.

     Section 2. Terms and Conditions. The Plan Administrator may grant incentive stock options to purchase Common Stock to any employee of the Corporation or its
Subsidiaries.  The terms and  conditions of options  granted under the Incentive
Plan  may  differ  from one  another  as the Plan  Administrator  shall,  in its discretion,  determine,  as long as all options granted under the Incentive Plan satisfy the requirements of the Incentive Plan.

     Section 3.  Duration  of  Options.  Each  option and all rights  thereunder granted  pursuant to the terms of the  Incentive  Plan shall  expire on the date determined by the Plan  Administrator,  but in no event shall any option granted under the Incentive  Plan expire later than ten years from the date on which the option is granted.  Notwithstanding the foregoing,  any option granted under the
Incentive Plan to any person who owns more than 10% of the combined voting power of all classes of stock of the  Corporation  or any  Subsidiary  shall expire no later than five years from the date on which the option is granted.

     Section 4.  Purchase  Price.  The option  price with  respect to any option granted  pursuant to the  Incentive  Plan shall not be less than the Fair Market
Value of the  shares on the date of the  grant of the  option;  except  that the option price with respect to any option  granted  pursuant to the Incentive Plan to any person who owns more than 10% of the combined voting power of all classes of stock of the Corporation shall not be less than 110% of the Fair Market Value of the shares on the date the option is granted.  For purposes of the Plans, the phrase "Fair Market  Value" shall mean the fair market value of the Common Stock on the date of grant of an option or other  relevant  date.  If on such date the
Common Stock is listed on the American  Stock Exchange or another stock exchange or is quoted on the automated  quotation system of Nasdaq, the Fair Market Value shall be the closing sale price (or if such price is unavailable, the average of the high bid  price and the low asked  price)  of a share  Common  Stock on such date. If no such closing sale price or bid and asked prices are  available,  the
Fair Market Value shall be determined in good faith by the Plan Administrator in accordance with generally accepted  valuation  principles and such other factors as the Plan Administrator reasonably deems relevant.

     Section 5. Maximum  Amount of Options in Any Calendar  Year.  The aggregate
Fair  Market  Value  (determined  as of the time the option is  granted)  of the
Common Stock with respect to which  incentive  stock options are exercisable for the first time by any employee  during any calendar year (under the terms of the
Incentive Plan and all incentive  Stock  Incentive  Plans of the Corporation and the Subsidiaries) shall not exceed $100,000.

     Section 6.  Exercise  of  Options.  Unless  otherwise  provided by the Plan
Administrator  at the time of grant or unless  the  installment  provisions  set forth herein are subsequently  accelerated pursuant to the General Provisions of the Program or  otherwise by the Plan  Administrator  with respect to any one or more previously  granted options,  incentive stock options may only be exercised to the following extent during the following periods of time:

                                                  Maximum Percentage of
                                                    Shares Covered by
                                                   Option Which May be
              During                                    Purchased
              ------                          --------------------------------

     First 12 months after grant                        0
     First 24 months after grant                       25%
     First 36 months after grant                       50%
     First 48 months after grant                       75%
     Beyond 48 months after grant                     100%

     Section 7. Failure to Satisfy Applicable  Requirements.  To the extent that an option  intended to be granted  pursuant to the  provisions of this Incentive
Plan fails to satisfy one or more  requirements of this Incentive Plan, it shall be deemed to be a supplemental stock option granted pursuant to the Supplemental
Plan set forth as Part II of the Program.

                                     PART II

                        SUPPLEMENTAL STOCK INCENTIVE PLAN

     The following provisions shall apply with respect to options granted by the
Plan Administrator pursuant to Part II of the Program:

     Section 1. General.  This Supplemental Stock Incentive Plan  ("Supplemental
Plan") is Part II of the Corporation's  Program.  Any option granted pursuant to this  Supplemental  Plan shall not be an  incentive  stock  option as defined in
Section 422 of the Code.  Unless any provision herein indicates to the contrary, this  Supplemental  Plan  shall be  subject  to the  General  Provisions  of the
Program.

     Section  2.  Terms  and  Conditions.   The  Plan  Administrator  may  grant
supplemental stock options to any person eligible under Article 4 of the General
Provisions.  The terms and conditions of options granted under this Supplemental
Plan  may  differ  from one  another  as the Plan  Administrator  shall,  in its discretion,  determine as long as all options  granted  under this  Supplemental
Plan satisfy the requirements of this Supplemental Plan.

     Section 3.  Duration  of  Options.  Each  option and all rights  thereunder granted pursuant to the terms of this Supplemental Plan shall expire on the date determined by the Plan  Administrator,  but in no event shall any option granted under this  Supplemental Plan expire later than ten years from the date on which the option is granted.

     Section 4.  Purchase  Price.  The option  price with  respect to any option granted  pursuant  to this  Supplemental  Plan shall be  determined  by the Plan
Administrator at the time of grant. In the absence of such a determination,  the option  price of any such option  shall equal the Fair Market Value of one share of Common Stock, as determined pursuant to Part I of this Program.

     Section 5.  Exercise  of  Options.  Unless  otherwise  provided by the Plan
Administrator  at the time of grant or unless  the  installment  provisions  set forth herein are subsequently  accelerated pursuant to the General Provisions of the Program or  otherwise by the Plan  Administrator  with respect to any one or more  previously  granted  options,  supplemental  stock  options  may  only  be exercised to the following extent during the following periods of time:

                                                    Maximum Percentage of
                                                     Shares Covered by
                                                    Option Which May be
            During                                       Purchased
            ------                              -------------------------------

      First 12 months after grant                       0
      First 24 months after grant                      25%
      First 36 months after grant                      50%
      First 48 months after grant                      75%
      Beyond 48 months after grant                    100%

                                    PART III

                         STOCK APPRECIATION RIGHTS PLAN

     Section 1.  General.  This Stock  Appreciation  Rights Plan ("SAR Plan") is
Part III of the Corporation's Program.

     Section 2. Terms and  Conditions.  The Plan  Administrator  may grant stock appreciation  rights to any  person  eligible  under  Article  4 of the  General
Provisions.  Stock  appreciation  rights  may be granted  either in tandem  with supplemental  stock options or incentive stock options as described in Section 4 of this SAR Plan or as naked stock appreciation rights as described in Section 5 of this SAR Plan.

     Section 3. Mode of Payment.  At the  discretion of the Plan  Administrator, payments to recipients upon exercise of stock appreciation rights may be made in
(a) cash by bank check,  (b) shares of Common  Stock  having a Fair Market Value
(determined in the manner  provided in Section 4 of the Incentive Plan) equal to the amount of the  payment,  (c) a note in the amount of the payment  containing such terms as are approved by the Plan  Administrator  or (d) any combination of the foregoing in an aggregate amount equal to the amount of the payment.

     Section  4.  Stock  Appreciation  Right  in  Tandem  with  Supplemental  or
Incentive Stock Option. A SAR granted in tandem with a supplemental stock option or an  incentive  stock option (in either  case,  an  "Option")  shall be on the following terms and conditions:

          (a) Each SAR shall relate to a specific Option or portion of an Option granted under the  Supplemental  Stock  Incentive  Plan or Incentive  Stock
     Incentive  Plan,  as the  case  may be,  and  may be  granted  by the  Plan
     Administrator  at the same time that the  Option is  granted or at any time thereafter prior to the last day on which the Option may be exercised.

          (b) A SAR shall entitle a recipient,  upon  surrender of the unexpired related Option,  or a portion  thereof,  to receive from the Corporation an amount  equal to the excess of (i) the Fair  Market  Value  (determined  in accordance  with Section 4 of the  Incentive  Plan) of the shares of Common
     Stock which the recipient would have been entitled to purchase on that date pursuant  to the  portion  of the Option  surrendered  over (ii) the amount which the recipient would have been required to pay to purchase such shares upon exercise of such Option.

          (c) A SAR shall be  exercisable  only for the same number of shares of
     Common  Stock,  and  only at the  same  times,  as the  Option  to which it relates.  SARs shall be subject to such other terms and  conditions  as the
     Plan Administrator may specify.

          (d) A SAR shall lapse at such time as the related  Option is exercised or lapses pursuant to the terms of the Program. On exercise of the SAR, the related Option shall lapse as to the number of shares exercised.

     Section  5.  Naked  Stock  Appreciation  Right.  SARs  granted  by the Plan
Administrator  as naked stock  appreciation  rights  ("Naked  Rights")  shall be subject to the following terms and conditions:

          (a) The Plan  Administrator  may award Naked Rights to recipients  for periods not exceeding ten years. Each Naked Right shall represent the right to receive the excess of the Fair Market Value of one share of Common Stock
     (determined in accordance with Section 4 of the Incentive Plan) on the date of exercise  of the Naked Right over the Fair Market  Value of one share of
     Common Stock  (determined  in  accordance  with Section 4 of the  Incentive
     Plan) on the date the Naked Right was awarded to the recipient.

          (b) Unless otherwise provided by the Plan Administrator at the time of
     award  or  unless  the   installment   provisions   set  forth  herein  are
     subsequently  accelerated pursuant to the General Provisions of the Program or  otherwise  by the Plan  Administrator  with  respect to any one or more previously granted Naked Rights,  Naked Rights may only be exercised to the following extent during the following periods of employment or service as a consultant or director:

                                                       Maximum Percentage
                                                     of Naked Rights Which
                 During                                 May Be Exercised
                 ------                            ------------------------

         First 12 months after award                         0%
         First 24 months after award                         25%
         First 36 months after award                         50%
         First 48 months after award                         75%
         Beyond 48 months after award                        100%

          (c) The Naked Rights  solely  measure and  determine the amounts to be paid to recipients upon exercise as provided in Section 5(a).  Naked Rights do not represent  Common Stock or any right to receive  Common  Stock.  The
     Corporation  shall not hold in trust or otherwise  segregate  amounts which may become payable to recipients of Naked Rights;  such funds shall be part of the general funds of the  Corporation.  Naked Rights shall constitute an unfunded  contingent  promise to make future  payments to the recipient and shall not reduce the number of shares of Common Stock  available  under the
     Program.

                                     PART IV

                             PERFORMANCE SHARE PLAN

     Section 1. General.  This Performance Share Plan ("Performance Share Plan")
is Part IV of the Corporation's  Program.  Unless any provision herein indicates to the  contrary,  this  Performance  Share Plan shall be subject to the General
Provisions of the Program.

     Section  2.  Terms  and  Conditions.   The  Plan  Administrator  may  grant
performance  shares  to any  person  eligible  under  Article  4 of the  General
Provisions. Each performance share grant shall confer upon the recipient thereof the right to  receive  a  specified  number  of  shares  of Common  Stock of the
Corporation  contingent upon the achievement of specified performance objectives within a specified performance  objective period including,  but not limited to, the  recipient's  continued  employment  or status as a  consultant  through the period set forth in Section 5 of this Performance  Share Plan. At the time of an award  of  a  performance  share,  the  Plan  Administrator  shall  specify  the performance  objectives,  the  performance  objective  period or periods and the period of  duration of the  performance  share  grant.  Any  performance  shares granted  under this Plan shall  constitute  an  unfunded  promise to make future payments to the affected person upon the completion of specified conditions.

     Section 3. Mode of Payment.  At the  discretion of the Plan  Administrator, payments of performance  shares may be made in (a) shares of Common Stock, (b) a check in an amount  equal to the Fair  Market  Value  (determined  in the manner provided in Section 4 of the  Incentive  Plan) of the shares of Common  Stock to which the performance  share award relates,  (c) a note in the amount  specified above  in  Section  3(b)  containing  such  terms  as are  approved  by the Plan
Administrator  or (d) any  combination of the foregoing in the aggregate  amount equal to the amount specified above in Section 3(b).

     Section 4. Performance  Objective Period. The duration of the period within which to achieve the  performance  objectives  shall be  determined  by the Plan
Administrator.  The period may not be more than ten years from the date that the performance  share is granted.  The Plan  Administrator  shall determine whether performance objectives have been met with respect to each applicable performance objective  period.  Such  determination  shall be made promptly after the end of each applicable performance objective period, but in no event later than 90 days
after  the  end  of  each   applicable   performance   objective   period.   All
determinations  by the Plan  Administrator  with respect to the  achievement  of performance objectives shall be final, binding on and conclusive with respect to each recipient.

     Section 5. Vesting of Performance Shares.  Unless otherwise provided by the
Plan Administrator at the time of grant or unless the installment provisions set forth herein are subsequently  accelerated pursuant to the General Provisions of the Program or  otherwise by the Plan  Administrator  with respect to any one or more previously  granted  performance  shares,  the Corporation shall pay to the recipient  on the  date  set  forth  in  Column  1 below  ("Vesting  Date")  the percentage  of the  recipient's  performance  share  award set forth in Column 2 below.

                   Column 1                         Column 2
                 Vesting Date                      Percentage
                 ------------                      ----------

           1 year from Date of Grant                  25%
           2 years from Date of Grant                 25%
           3 years from Date of Grant                 25%
           4 years from Date of Grant                 25%

                              [Form of Proxy Card]

                              MEDIX RESOURCES, INC.
                         420 Lexington Ave., Suite 1830
                            New York, New York 10170

                    PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                                  MAY 21, 2003

The undersigned  hereby appoints each of Darryl R. Cohen,  Patrick  Jeffries and
Mark W. Lerner,  as proxy and  attorney-in-fact  for the undersigned,  with full power of substitution, to vote on behalf of the undersigned at a special meeting of  the  Company's  shareholders  to  be  held  on  May  21,  2003  and  at  any adjournment(s) or postponement(s) thereof, all shares of the Common Stock, $.001 par value, of Medix Resources,  Inc. (the "Company") standing in the name of the undersigned or which the undersigned may be entitled to vote as follows:

THIS PROXY, WHEN PROPERLY EXECUTED,  WILL BE VOTED IN THE MANNER DIRECTED HEREIN
BY THE  UNDERSIGNED  SHAREHOLDER.  IF NO DIRECTION  IS MADE,  THIS PROXY WILL BE
VOTED  "FOR"  ITEMS 1, 2 and 3. In their  discretion,  the  proxies  are  hereby authorized  to vote upon such other  business  as may  properly  come before the special meeting or any  adjournments or postponements  thereof,  hereby revoking any  proxy  or  proxies  heretofore  given  by the  undersigned.  THIS  PROXY IS
SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

1.   To  approve  the   proposed   amendment  to  the   Company's   Articles  of
     Incorporation  to  increase  the number of shares of the  Company's  Common
     Stock authorized for issuance from 125 million to 400 million.

                   FOR [ ]  AGAINST [ ]  ABSTAIN [ ]

2.   To approve the reincorporation merger agreement providing for the merger of the  Company  into its  wholly-owned  Delaware  subsidiary,  effecting  the reincorporation of the Company as a Delaware corporation.

                   FOR [ ]  AGAINST [ ]  ABSTAIN [ ]

3.   To approve the proposed 2003 Stock Incentive Plan.

           FOR [ ]  AGAINST [ ]  ABSTAIN [ ]

                                    Please sign exactly as name appears at left:

                                    Signature:
                                              ----------------------------------

                                    Second Signature (if held jointly):

                                              ----------------------------------

                                    Date:
                                         --------------------

When shares are held by joint tenants, both must sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a  corporation,  please  sign  in the  corporate  name  by  president  or  other authorized  officer.  If a  partnership,  please  sign  in  partnership  name by authorized person.

PLEASE MARK,  SIGN,  DATE AND MAIL THIS PROXY CARD  PROMPTLY  USING THE ENCLOSED
ENVELOPE.